ACE SECURITIES CORP.
                                    Depositor


                             OCWEN FEDERAL BANK FSB
                                   a Servicer


                             WELLS FARGO BANK, N.A.
                  Master Servicer and Securities Administrator


                       HSBC BANK USA, NATIONAL ASSOCIATION
                                     Trustee



                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 1, 2004





          ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4
                     Asset Backed Pass-Through Certificates

                                TABLE OF CONTENTS

   ARTICLE I DEFINITIONS................................................................................4

SECTION 1.01.    Defined Terms..........................................................................4

   Accepted Master Servicing Practices..................................................................4

   Accepted Servicing Practices.........................................................................4

   Account..............................................................................................4

   Accrued Certificate Interest.........................................................................4

   Adjustable Rate Mortgage Loan........................................................................4

   Adjustment Date......................................................................................5

   Administration Fees..................................................................................5

   Administration Fee Rate..............................................................................5

   Advance Facility.....................................................................................5

   Advance Financing Person.............................................................................5

   Advance Reimbursement Amounts........................................................................5

   Affiliate............................................................................................5

   Aggregate Loss Severity Percentage...................................................................5

   Agreement............................................................................................5

   Allocated Realized Loss Amount.......................................................................5

   Amounts Held for Future Distribution.................................................................5

   Assignment...........................................................................................5

   Assignment Agreement.................................................................................6

   Authorized Officers..................................................................................6

   Available Distribution Amount........................................................................6

   Avoided Payment......................................................................................6

   Balloon Mortgage Loan................................................................................6

   Balloon Payment......................................................................................6

   Bankruptcy Code......................................................................................7

   Book-Entry Certificates..............................................................................7

   Book-Entry Custodian.................................................................................7

   Business Day.........................................................................................7

   Cap Contracts........................................................................................7

   Cash-Out Refinancing.................................................................................7

   Certificate..........................................................................................7

   Certificate Factor...................................................................................7

   Certificate Insurance Policy.........................................................................7

   Certificate Insurer..................................................................................7

   Certificate Insurer Default..........................................................................7

   Certificate Margin...................................................................................8

   Certificateholder....................................................................................9

   Certificate Owner...................................................................................10

   Certificate Principal Balance.......................................................................10

   Certificate Register................................................................................10

   Class...............................................................................................10

   Class A Certificate.................................................................................10

   Class A Principal Distribution Amount...............................................................10

   Class A-1 Allocation Percentage.....................................................................10

   Class A-1 Certificate...............................................................................10

   Class A-1 Certificate Deficiency Amount.............................................................11

   Class A-1 Principal Distribution Amount.............................................................11

   Class A-1 Principal Loss Amount.....................................................................11

   Class A-2 Allocation Percentage.....................................................................11

   Class A-2 Certificate...............................................................................11

   Class A-2 Certificate Deficiency Amount.............................................................12

   Class A-2 Principal Distribution Amount.............................................................12

   Class A-2 Principal Loss Amount.....................................................................12

   Class B Certificate.................................................................................12

   Class B Principal Distribution Amount...............................................................13

   Class CE Certificate................................................................................13

   Class M Certificates................................................................................13

   Class M-1 Certificate...............................................................................13

   Class M-1 Principal Distribution Amount.............................................................14

   Class M-2 Certificate...............................................................................14

   Class M-2 Principal Distribution Amount.............................................................14

   Class M-3 Certificate...............................................................................14

   Class M-3 Principal Distribution Amount.............................................................15

   Class M-4 Certificate...............................................................................15

   Class M-4 Principal Distribution Amount.............................................................15

   Class M-5 Certificate...............................................................................16

   Class M-5 Principal Distribution Amount.............................................................16

   Class M-6 Certificate...............................................................................16

   Class M-6 Principal Distribution Amount.............................................................16

   Class M-7 Certificate...............................................................................17

   Class M-7 Principal Distribution Amount.............................................................17

   Class M-6 Certificate...............................................................................17

   Class M-8 Principal Distribution Amount.............................................................18

   Class M-9 Certificate...............................................................................18

   Class M-9 Principal Distribution Amount.............................................................18

   Class M-10 Certificate..............................................................................19

   Class M-10 Principal Distribution Amount............................................................19

   Class M-11 Certificate..............................................................................20

   Class M-11 Principal Distribution Amount............................................................20

   Class P Certificate.................................................................................21

   Class R Certificates................................................................................21

   Class R-I Interest..................................................................................21

   Class R-II Interest.................................................................................21

   Closing Date........................................................................................21

   Code................................................................................................21

   Collection Account..................................................................................21

   Commission..........................................................................................21

   Corporate Trust Office..............................................................................21

   Corresponding Certificate...........................................................................21

   Credit Enhancement Percentage.......................................................................22

   Credit Risk Management Agreements...................................................................22

   Credit Risk Management Fee..........................................................................22

   Credit Risk Management Fee Rate.....................................................................22

   Credit Risk Manager.................................................................................22

   Custodial Account...................................................................................22

   Custodial Agreement.................................................................................22

   Custodian...........................................................................................22

   Cut-off Date........................................................................................23

   DBRS................................................................................................23

   Debt Service Reduction..............................................................................23

   Deficient Valuation.................................................................................23

   Definitive Certificates.............................................................................23

   Deleted Mortgage Loan...............................................................................23

   Delinquency Percentage..............................................................................23

   Depositor...........................................................................................23

   Depository..........................................................................................23

   Depository Institution..............................................................................23

   Depository Participant..............................................................................24

   Determination Date..................................................................................24

   Directly Operate....................................................................................24

   Disqualified Organization...........................................................................24

   Distribution Account................................................................................24

   Distribution Date...................................................................................24

   Due Date............................................................................................25

   Due Period..........................................................................................25

   Eligible Account....................................................................................25

   ERISA...............................................................................................25

   Estate in Real Property.............................................................................25

   Excess Liquidation Proceeds.........................................................................25

   Expense Adjusted Mortgage Rate......................................................................25

   Extraordinary Trust Fund Expense....................................................................25

   Extra Principal Distribution Amount.................................................................25

   Fannie Mae..........................................................................................25

   FDIC................................................................................................25

   Final Maturity Date.................................................................................25

   Final Recovery Determination........................................................................26

   Freddie Mac.........................................................................................26

   Fremont.............................................................................................26

   Fremont Assignment Agreement........................................................................26

   Fremont Mortgage Loans..............................................................................26

   Fremont Servicing Agreement.........................................................................26

   Gross Margin........................................................................................26

   Group I Interest Remittance Amount..................................................................26

   Group I Mortgage Loans..............................................................................26

   Group I Principal Distribution Amount...............................................................26

   Group I Principal Remittance Amount.................................................................27

   Group II Interest Remittance Amount.................................................................27

   Group II Mortgage Loans.............................................................................27

   Group II Principal Distribution Amount..............................................................27

   Group II Principal Remittance Amount................................................................27

   Independent.........................................................................................27

   Independent Contractor..............................................................................28

   Index...............................................................................................28

   Insolvency Proceeding...............................................................................28

   Institutional Accredited Investor...................................................................28

   Insurance Agreement.................................................................................28

   Insurance Proceeds..................................................................................28

   Insured Certificate Deficiency Amount...............................................................28

   Insured Certificates................................................................................28

   Insured Payments....................................................................................29

   Interest Accrual Period.............................................................................29

   Interest Carry Forward Amount.......................................................................29

   Interest Distribution Amount........................................................................29

   Interest Remittance Amount..........................................................................29

   Last Scheduled Distribution Date....................................................................29

   Late Collections....................................................................................29

   Liquidation Event...................................................................................30

   Liquidation Proceeds................................................................................30

   Loan-to-Value Ratio.................................................................................30

   London Business Day.................................................................................30

   Loss Severity Percentage............................................................................30

   Marker Rate.........................................................................................30

   Master Servicer.....................................................................................31

   Master Servicer Certification.......................................................................31

   Master Servicer Event of Default....................................................................31

   Master Servicer Fee Rate............................................................................31

   Master Servicing Fee................................................................................31

   Maximum I-LTZZ Uncertificated Interest Deferral Amount..............................................31

   Maximum Mortgage Rate...............................................................................32

   MERS................................................................................................32

   MERS(R) System......................................................................................32

   Mezzanine Certificate...............................................................................32

   MIN.................................................................................................32

   Minimum Mortgage Rate...............................................................................32

   MOM Loan............................................................................................32

   Monthly Payment.....................................................................................32

   Moody's.............................................................................................32

   Mortgage............................................................................................32

   Mortgage File.......................................................................................32

   Mortgage Loan.......................................................................................32

   Mortgage Loan Documents.............................................................................33

   Mortgage Loan Purchase Agreement....................................................................33

   Mortgage Loan Schedule..............................................................................33

   Mortgage Note.......................................................................................35

   Mortgage Rate.......................................................................................35

   Mortgaged Property..................................................................................35

   Mortgagor...........................................................................................35

   Net Monthly Excess Cashflow.........................................................................35

   Net Mortgage Rate...................................................................................36

   Net WAC Pass-Through Rate...........................................................................36

   Net WAC Rate Carryover Amount.......................................................................37

   New Lease...........................................................................................37

   Nonrecoverable P&I Advance..........................................................................37

   Nonrecoverable Servicing Advance....................................................................37

   Non-United States Person............................................................................38

   Notional Amount.....................................................................................38

   Ocwen...............................................................................................38

   Ocwen Mortgage Loans................................................................................38

   Offered Certificates................................................................................38

   Officer's Certificate...............................................................................38

   One-Month LIBOR.....................................................................................38

   One-Month LIBOR Pass-Through Rate...................................................................39

   Opinion of Counsel..................................................................................40

   Optional Termination Date...........................................................................40

   Originators.........................................................................................40

   Overcollateralization Amount........................................................................40

   Overcollateralization Increase Amount...............................................................40

   Overcollateralization Reduction Amount..............................................................40

   Ownership Interest..................................................................................40

   P&I Advance.........................................................................................41

   Pass-Through Rate...................................................................................41

   Percentage Interest.................................................................................42

   Periodic Rate.......................................................................................43

   Permitted Investments...............................................................................43

   Permitted Transferee................................................................................44

   Person..............................................................................................44

   Plan................................................................................................44

   Policy Payment......................................................................................45

   Policy Payment Account..............................................................................45

   Premium Amount......................................................................................45

   Premium Rate........................................................................................45

   Prepayment Assumption...............................................................................45

   Prepayment Charge...................................................................................45

   Prepayment Charge Schedule..........................................................................45

   Prepayment Interest Excess..........................................................................46

   Prepayment Interest Shortfall.......................................................................46

   Prepayment Period...................................................................................46

   Principal Prepayment................................................................................46

   Principal Distribution Amount.......................................................................47

   Principal Remittance Amount.........................................................................47

   Purchase Price......................................................................................47

   QIB.................................................................................................47

   Qualified Substitute Mortgage Loan..................................................................47

   Rate/Term Refinancing...............................................................................48

   Rating Agency or Rating Agencies....................................................................48

   Realized Loss.......................................................................................48

   Record Date.........................................................................................50

   Reference Banks.....................................................................................50

   Refinanced Mortgage Loan............................................................................50

   Regular Certificate.................................................................................50

   Regular Interest....................................................................................50

   Regulation S Temporary Global Certificate...........................................................50

   Regulation S Permanent Global.......................................................................50

   Reimbursement Amount................................................................................50

   Release Date........................................................................................50

   Relief Act..........................................................................................50

   Relief Act Interest Shortfall.......................................................................50

   REMIC...............................................................................................51

   REMIC I.............................................................................................51

   REMIC I Interest Loss Allocation Amount.............................................................51

   REMIC I Marker Allocation Percentage................................................................51

   REMIC I Overcollateralization.......................................................................51

   REMIC I Principal Loss Allocation Amount............................................................52

   REMIC I Regular Interest............................................................................52

   REMIC I Regular Interest I-LTAA.....................................................................52

   REMIC I Regular Interest I-LTA1.....................................................................52

   REMIC I Regular Interest I-LTA2.....................................................................52

   REMIC I Regular Interest I-LTB......................................................................53

   REMIC I Regular Interest I-LTM1.....................................................................53

   REMIC I Regular Interest I-LTM2.....................................................................53

   REMIC I Regular Interest I-LTM3.....................................................................53

   REMIC I Regular Interest I-LTM4.....................................................................53

   REMIC I Regular Interest I-LTM5.....................................................................53

   REMIC I Regular Interest I-LTM6.....................................................................53

   REMIC I Regular Interest I-LTM7.....................................................................54

   REMIC I Regular Interest I-LTM8.....................................................................54

   REMIC I Regular Interest I-LTM9.....................................................................54

   REMIC I Regular Interest I-LTM10....................................................................54

   REMIC I Regular Interest I-LTM11....................................................................54

   REMIC I Regular Interest I-LTP......................................................................54

   REMIC I Regular Interest I-LTXX.....................................................................54

   REMIC I Regular Interest I-LTZZ.....................................................................55

   REMIC I Regular Interest I-LT1SUB...................................................................55

   REMIC I Regular Interest I-LT1GRP...................................................................55

   REMIC I Regular Interest I-LT2SUB...................................................................55

   REMIC I Regular Interest I-LT2GRP...................................................................55

   REMIC I Remittance Rate.............................................................................55

   REMIC I Sub WAC Allocation Percentage...............................................................56

   REMIC I Subordinated Balance Ratio..................................................................56

   REMIC I Required Overcollateralization..............................................................56

   REMIC II............................................................................................56

   REMIC II Certificate................................................................................56

   REMIC II Certificateholder..........................................................................56

   REMIC Provisions....................................................................................56

   REMIC Regular Interest..............................................................................56

   REMIC Remittance Rate...............................................................................56

   Remittance Report...................................................................................56

   Rents from Real Property............................................................................56

   REO Account.........................................................................................57

   REO Disposition.....................................................................................57

   REO Imputed Interest................................................................................57

   REO Principal Amortization..........................................................................57

   REO Property........................................................................................57

   Required Overcollateralization......................................................................57

   Reserve Fund........................................................................................57

   Reserve Interest Rate...............................................................................57

   Residential Dwelling................................................................................58

   Residual Certificate................................................................................58

   Residual Interest...................................................................................58

   Responsible Officer.................................................................................58

   Rule................................................................................................58

   S&P.................................................................................................58

   Scheduled Principal Balance.........................................................................58

   Securities..........................................................................................59

   Securities Administrator............................................................................59

   Select Portfolio....................................................................................59

   Select Portfolio Assignment Agreement...............................................................59

   Select Portfolio Mortgage Loans.....................................................................59

   Select Portfolio Servicing Agreement................................................................59

   Seller..............................................................................................59

   Senior Interest Distribution Amount.................................................................59

   Servicer............................................................................................59

   Servicer Event of Default...........................................................................59

   Servicer Remittance Date............................................................................59

   Servicer Report.....................................................................................59

   Servicing Advance...................................................................................59

   Servicing Agreement.................................................................................60

   Servicing Fee.......................................................................................60

   Servicing Fee Rate..................................................................................60

   Servicing Officer...................................................................................60

   Servicing Transfer Date.............................................................................60

   Single Certificate..................................................................................60

   Startup Day.........................................................................................60

   Stated Principal Balance............................................................................60

   Stepdown Date.......................................................................................61

   Subordinate Certificates............................................................................61

   Subsequent Recoveries...............................................................................61

   Sub-Servicer........................................................................................62

   Sub-Servicing Agreement.............................................................................62

   Substitution Shortfall Amount.......................................................................62

   Tax Returns.........................................................................................62

   Telerate Page.......................................................................................62

   Termination Price...................................................................................62

   Terminator..........................................................................................62

   Transfer............................................................................................62

   Transferee..........................................................................................62

   Transferor..........................................................................................62

   Trigger Event.......................................................................................62

   Trust...............................................................................................63

   Trust Fund..........................................................................................63

   Trust REMIC.........................................................................................63

   Trustee.............................................................................................63

   Uncertificated Balance..............................................................................63

   Uncertificated Interest.............................................................................63

   Uninsured Cause.....................................................................................63

   United States Person................................................................................63

   Value...............................................................................................64

   Verification Report.................................................................................64

   Voting Rights.......................................................................................64

   Wells Fargo.........................................................................................65

SECTION 1.02.    Allocation of Certain Interest Shortfalls.............................................65

   ARTICLE II CONVEYANCE OF MORTGAGE LOANS;............................................................67

SECTION 2.01.    Conveyance of the Mortgage Loans......................................................67

SECTION 2.02.    Acceptance of REMIC I by Trustee......................................................68

SECTION 2.03.    Repurchase or Substitution of Mortgage Loans..........................................68

SECTION 2.04.    Representations and Warranties of the Master Servicer.................................71

SECTION 2.05.    Representations, Warranties and Covenants of Ocwen....................................72

SECTION 2.06.    Issuance of the REMIC I Regular Interests and the Class R-I Interest..................74

SECTION 2.07.    Conveyance of the REMIC I Regular Interests; Acceptance of REMIC I by the Trustee.....75

SECTION 2.08.    Issuance of Residual Certificates.....................................................75

SECTION 2.09.    Establishment of the Trust............................................................75

   ARTICLE III ADMINISTRATION AND SERVICING OF THE OCWEN MORTGAGE LOANS; ACCOUNTS......................76

SECTION 3.01.    Ocwen to Act as a Servicer............................................................76

SECTION 3.02.    Sub-Servicing Agreements Between Ocwen and Sub-Servicers..............................78

SECTION 3.03.    Successor Sub-Servicers...............................................................79

SECTION 3.04.    No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders...79

SECTION 3.05.    Assumption or Termination of Sub-Servicing Agreement by Successor Servicer............79

SECTION 3.06.    Collection of Certain Mortgage Loan Payments..........................................80

SECTION 3.07.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts................80

SECTION 3.08.    Collection Account and Distribution Account...........................................81

SECTION 3.09.    Withdrawals from the Collection Account and Distribution Account......................83

SECTION 3.10.    Investment of Funds in the Investment Accounts........................................85

SECTION 3.11.    Maintenance of Hazard Insurance, Errors and Omissions and Fidelity Coverage and
                 Primary Mortgage Insurance............................................................87

SECTION 3.12.    Enforcement of Due-on-Sale Clauses; Assumption Agreements.............................89

SECTION 3.13.    Realization Upon Defaulted Mortgage Loans.............................................89

SECTION 3.14.    Trustee to Cooperate; Release of Mortgage Files.......................................91

SECTION 3.15.    Servicing Compensation................................................................93

SECTION 3.16.    Collection Account Statements.........................................................93

SECTION 3.17.    Statement as to Compliance............................................................93

SECTION 3.18.    Independent Public Accountants' Servicing Report......................................94

SECTION 3.19.    Annual Certification..................................................................94

SECTION 3.20.    Access to Certain Documentation.......................................................95

SECTION 3.21.    Title, Management and Disposition of REO Property.....................................95

SECTION 3.22.    Obligations of Ocwen in Respect of Prepayment Interest Shortfalls; Relief Act
                 Interest Shortfalls...................................................................98

SECTION 3.23.    Obligations of Ocwen in Respect of Mortgage Rates and  Monthly Payments...............99

SECTION 3.24.    Reserve Fund..........................................................................99

SECTION 3.25.    Advance Facility.....................................................................100

SECTION 3.26.    The Servicer Indemnification.........................................................102

SECTION 3.27.    Certificate Insurer Access...........................................................102

   ARTICLE IV ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER........103

SECTION 4.01.    Master Servicer......................................................................103

SECTION 4.02.    REMIC-Related Covenants..............................................................104

SECTION 4.03.    Monitoring of Servicer...............................................................104

SECTION 4.04.    Fidelity Bond........................................................................105

SECTION 4.05.    Power to Act; Procedures.............................................................105

SECTION 4.06.    Due-on-Sale Clauses; Assumption Agreements...........................................106

SECTION 4.07.    Documents, Records and Funds in Possession of Master Servicer To Be Held
                 for Trustee..........................................................................107

SECTION 4.08.    Standard Hazard Insurance and Flood Insurance Policies...............................107

SECTION 4.09.    Presentment of Claims and Collection of Proceeds.....................................107

SECTION 4.10.    Maintenance of Primary Mortgage Insurance Policies...................................108

SECTION 4.11.    Trustee to Retain Possession of Certain Insurance Policies and Documents.............108

SECTION 4.12.    Realization Upon Defaulted Mortgage Loans............................................109

SECTION 4.13.    Compensation for the Master Servicer.................................................109

SECTION 4.14.    REO Property.........................................................................109

SECTION 4.15.    Annual Officer's Certificate as to Compliance........................................110

SECTION 4.16.    Annual Independent Accountant's Servicing Report.....................................110

SECTION 4.17.    UCC..................................................................................111

SECTION 4.18.    Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.......111

SECTION 4.19.    Prepayment Penalty Verification......................................................111


   ARTICLE V PAYMENTS TO CERTIFICATEHOLDERS...........................................................113

SECTION 5.01.    Distributions........................................................................113

SECTION 5.02.    Statements to Certificateholders.....................................................128

SECTION 5.03.    Servicer Reports; P&I Advances.......................................................131

SECTION 5.04.    Allocation of Realized Losses........................................................133

SECTION 5.05.    Compliance with Withholding Requirements.............................................136

SECTION 5.06.    Reports Filed with Securities and Exchange Commission................................136

SECTION 5.07.    The Certificate Insurance Policy.....................................................137

SECTION 5.08.    Effect of Payments by the Certificate Insurer; Subrogation...........................139

   ARTICLE VI THE CERTIFICATES........................................................................140

SECTION 6.01.    The Certificates.....................................................................140

SECTION 6.02.    Registration of Transfer and Exchange of Certificates................................142

SECTION 6.03.    Mutilated, Destroyed, Lost or Stolen Certificates....................................147

SECTION 6.04.    Persons Deemed Owners................................................................148

SECTION 6.05.    Certain Available Information........................................................148

SECTION 6.06.    Rights of the Certificate Insurer to Exercise Rights of Holders of Insured
                 Certificates.........................................................................148

SECTION 6.07.    Certificate Insurer Default..........................................................149

   ARTICLE VII THE DEPOSITOR, OCWEN AND THE MASTER SERVICER...........................................150

SECTION 7.01.    Liability of the Depositor, Ocwen and the Master Servicer............................150

SECTION 7.02.    Merger or Consolidation of the Depositor, Ocwen or the Master Servicer...............150

SECTION 7.03.    Limitation on Liability of the Depositor, Ocwen, the Master Servicer and Others......150

SECTION 7.04.    Limitation on Resignation of Ocwen...................................................151

SECTION 7.05.    Limitation on Resignation of the Master Servicer.....................................152

SECTION 7.06.    Assignment of Master Servicing.......................................................153

SECTION 7.07.    Rights of the Depositor in Respect of Ocwen and the Master Servicer..................153

SECTION 7.08.    Duties of the Credit Risk Manager....................................................154

SECTION 7.09.    Limitation Upon Liability of the Credit Risk Manager.................................154

SECTION 7.10.    Removal of the Credit Risk Manager...................................................155

   ARTICLE VIII DEFAULT...............................................................................156

SECTION 8.01.    Servicer Events of Default...........................................................156

SECTION 8.02.    Master Servicer to Act; Appointment of Successor.....................................159

SECTION 8.03.    Notification to Certificateholders...................................................161

SECTION 8.04.    Waiver of Servicer Events of Default.................................................162

   ARTICLE IX CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR.................................163

SECTION 9.01.    Duties of Trustee and Securities Administrator.......................................163

SECTION 9.02.    Certain Matters Affecting Trustee and Securities Administrator.......................164

SECTION 9.03.    Trustee and Securities Administrator not Liable for Certificates or Mortgage Loans...166

SECTION 9.04.    Trustee and Securities Administrator May Own Certificates............................166

SECTION 9.05.    Fees and Expenses of Trustee and Securities Administrator............................166

SECTION 9.06.    Eligibility Requirements for Trustee and Securities Administrator....................167

SECTION 9.07.    Resignation and Removal of Trustee and Securities Administrator......................168

SECTION 9.08.    Successor Trustee or Securities Administrator........................................169


                                      xiv
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
SECTION 9.09.    Merger or Consolidation of Trustee or Securities Administrator.......................169

SECTION 9.10.    Appointment of Co-Trustee or Separate Trustee........................................170

SECTION 9.11.    Appointment of Office or Agency......................................................170

SECTION 9.12.    Representations and Warranties.......................................................171

   ARTICLE X TERMINATION..............................................................................172

SECTION 10.01.   Termination Upon Repurchase or Liquidation of All Mortgage Loans.....................172

SECTION 10.02.   Additional Termination Requirements..................................................174

   ARTICLE XI REMIC PROVISIONS........................................................................176

SECTION 11.01.   REMIC Administration.................................................................176

SECTION 11.02.   Prohibited Transactions and Activities...............................................178

SECTION 11.03.   Indemnification......................................................................179

   ARTICLE XII MISCELLANEOUS PROVISIONS...............................................................180

SECTION 12.01.   Amendment............................................................................180

SECTION 12.02.   Recordation of Agreement; Counterparts...............................................181

SECTION 12.03.   Limitation on Rights of Certificateholders...........................................181

SECTION 12.04.   Governing Law........................................................................182

SECTION 12.05.   Notices..............................................................................182

SECTION 12.06.   Severability of Provisions...........................................................183

SECTION 12.07.   Notice to Rating Agencies............................................................183

SECTION 12.08.   Article and Section References.......................................................184

SECTION 12.09.   Grant of Security Interest...........................................................184

SECTION 12.10.   Survival of Indemnification..........................................................185

SECTION 12.11.   Servicing Agreements.................................................................185

Exhibits

Exhibit A-1   Form of Class A Certificate
Exhibit A-2   Form of Class M Certificate
Exhibit A-3   Form of Class B Certificate
Exhibit A-4   Form of Class CE Certificate
Exhibit A-5   Form of Class P Certificate
Exhibit A-6   Form of Class R Certificate
Exhibit B-1   Form of Transferor Representation Letter and Form of Transferee
              Representation Letter in Connection with Transfer of the Class B
              Certificates, Class P Certificates, Class CECertificates and
              Residual Certificates Pursuant to Rule 144A Under the 1933 Act

Exhibit B-2   Form of Transferor Representation Letter and Form of Transferee
              Representation Letter in Connection with Transfer of the Class B
              Certificates, Class P Certificates, Class CE Certificates and
              Residual Certificates Pursuant to Rule 501 (a) Under the 1933 Act

Exhibit B-3   Form of Transfer Affidavit and Agreement and Form of Transferor
              Affidavit in Connection with Transfer of Residual Certificates

Exhibit C     Form of Servicer Certification
Exhibit D     Form of Power of Attorney
Schedule 1    Mortgage Loan Schedule
Schedule 2    Prepayment Charge Schedule
Schedule 3    Reserved.
Schedule 4    Standard File Layout - Delinquency Reporting
Schedule 5    Standard File Layout - Scheduled/Scheduled
Schedule 6    Servicing Advances Incurred Prior to Cut-off Date

            This Pooling and Servicing Agreement, is dated and effective as of November 1, 2004, among ACE SECURITIES CORP., as Depositor, OCWEN FEDERAL BANK FSB, as a Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

            The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest of the Trust Fund created hereunder. The Trust Fund will consist of a segregated pool of assets comprised of the Mortgage Loans and certain other related assets subject to this Agreement.

                                     REMIC I

            As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (other than the Reserve Fund) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Interest will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

                               REMIC I                  Initial
                             Remittance             Uncertificated              Latest Possible
    Designation                 Rate                    Balance                Maturity Date (1)
--------------------         -----------          -----------------            -----------------
I-LTAA                       Variable(2)          $  678,787,084.36            December 25, 2034
I-LTA1                       Variable(2)          $    3,971,140.00            December 25, 2034
I-LTA2                       Variable(2)          $    1,590,750.00            December 25, 2034
I-LTM1                       Variable(2)          $      232,035.00            December 25, 2034
I-LTM2                       Variable(2)          $      214,720.00            December 25, 2034
I-LTM3                       Variable(2)          $      138,530.00            December 25, 2034
I-LTM4                       Variable(2)          $      121,210.00            December 25, 2034
I-LTM5                       Variable(2)          $      117,750.00            December 25, 2034
I-LTM6                       Variable(2)          $      100,435.00            December 25, 2034
I-LTM7                       Variable(2)          $       69,265.00            December 25, 2034
I-LTM8                       Variable(2)          $       69,265.00            December 25, 2034
I-LTM9                       Variable(2)          $       76,190.00            December 25, 2034
I-LTM10                      Variable(2)          $       34,630.00            December 25, 2034
I-LTM11                      Variable(2)          $       65,800.00            December 25, 2034
I-LTB                        Variable(2)          $       62,340.00            December 25, 2034
I-LTZZ                       Variable(2)          $    6,988,737.64            December 25, 2034
I-LTP                        Variable(2)          $          100.00            December 25, 2034
I-LT1SUB                     Variable(2)          $       19,484.91            December 25, 2034
I-LT1GRP                     Variable(2)          $       98,907.72            December 25, 2034
I-LT2SUB                     Variable(2)          $        7,805.27            December 25, 2034
I-LT2GRP                     Variable(2)          $       39,620.27            December 25, 2034
I-LTXX                       Variable(2)          $  692,474,063.84            December 25, 2034

----------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

                                    REMIC II

            As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Interest will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.

                                                          Initial Aggregate
                                                        Certificate Principal           Latest Possible
     Designation             Pass-Through Rate                 Balance                 Maturity Date (1)
----------------------       -----------------          ---------------------          -----------------
Class A-1                       Variable(2)                $794,228,000.00             December 25, 2034
Class A-2                       Variable(2)                $318,150,000.00             December 25, 2034
Class M-1                       Variable(2)                $ 46,407,000.00             December 25, 2034
Class M-2                       Variable(2)                $ 42,944,000.00             December 25, 2034
Class M-3                       Variable(2)                $ 27,706,000.00             December 25, 2034
Class M-4                       Variable(2)                $ 24,242,000.00             December 25, 2034
Class M-5                       Variable(2)                $ 23,550,000.00             December 25, 2034
Class M-6                       Variable(2)                $ 20,087,000.00             December 25, 2034
Class M-7                       Variable(2)                $ 13,853,000.00             December 25, 2034
Class M-8                       Variable(2)                $ 13,853,000.00             December 25, 2034
Class M-9                       Variable(2)                $ 15,238,000.00             December 25, 2034
Class M-10                      Variable(2)                $  6,926,000.00             December 25, 2034
Class M-11                      Variable(2)                $ 13,160,000.00             December 25, 2034
Class B                         Variable(2)                $ 12,468,000.00             December 25, 2034
Class P                           N/A(3)                   $        100.00             December 25, 2034
Class CE                          N/A(4)                   $    12,467,764             December 25, 2034

----------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3)   The Class P Certificates will not accrue interest.

(4) The Class CE Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP). The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

            As of the Cut-off Date, the Group I Mortgage Loans had an aggregate Scheduled Principal Balance equal to approximately $989,077,160 and the Group II Mortgage Loans had an aggregate Scheduled Principal Balance equal to approximately $396,202,704.

            In consideration of the mutual agreements herein contained, the Depositor, Ocwen, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Defined Terms.

            Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

            "Accepted Master Servicing Practices": With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer), or (y) as provided in Section 3.01 hereof, but in no event below the standard set forth in clause (x).

            "Accepted Servicing Practices": As defined in Section 3.01.

            "Account": The Collection Account and the Distribution Account as the context may require.

            "Accrued Certificate Interest": With respect to any Class A Certificate, Mezzanine Certificate, Class B Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates, or on the Notional Amount in the case of the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates, the Mezzanine Certificates and the Class B Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. All distributions of interest on the Class CE Certificates will be based on a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate, Class B Certificate or Class CE Certificate shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof, if any, of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.22 or Section 4.18 of this Agreement or pursuant to the Servicing Agreements and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 1.02 and Section 5.04 hereof.

            "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

            "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

            "Administration Fees": The sum of (i) the Servicing Fee, (ii) the Master Servicing Fee and (iii) the Credit Risk Management Fee.

            "Administration Fee Rate": The sum of (i) the Servicing Fee Rate ,
(ii) the Master Servicer Fee Rate and (iii) the Credit Risk Management Fee Rate.

            "Advance Facility": As defined in Section 3.25(a).

            "Advance Financing Person": As defined in Section 3.25(a).

            "Advance Reimbursement Amounts": As defined in Section 3.25(b).

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Aggregate Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on any Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate principal balance of such Mortgage Loans immediately prior to the liquidation of such Mortgage Loans.

            "Agreement": This Pooling and Servicing Agreement, including all exhibits and schedules hereto and all amendments hereof and supplements hereto.

            "Allocated Realized Loss Amount": With respect to any Class of Mezzanine Certificates or Class B Certificates and any Distribution Date, an amount equal to the sum of any Realized Loss allocated to that Class of Certificates on the Distribution Date and any Allocated Realized Loss Amount for that Class remaining unpaid from the previous Distribution Date.

            "Amounts Held for Future Distribution": As to any Distribution Date, the aggregate amount held in the Custodial Accounts and the Collection Account at the close of business on the immediately preceding Determination Date on account of (i) all Monthly Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments and Liquidation Proceeds received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

            "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

            "Assignment Agreement": Collectively, the Fremont Assignment Agreement, the Long Beach Assignment Agreement, the People's Choice Assignment Agreement and the Select Portfolio Assignment Agreement.

            "Authorized Officers": A managing director of the whole loan trading desk and a managing director in global markets.

            "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Custodial Accounts, Collection Account and Distribution Account as of the close of business on the related Servicer Remittance Date, (b) the aggregate of any amounts deposited in the Distribution Account by Ocwen or the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.22 or Section 4.18 of this Agreement or by Fremont or Select Portfolio pursuant to the related Servicing Agreement, (c) the aggregate of any P&I Advances for such Distribution Date made by Ocwen pursuant to Section 5.03 of this Agreement or by Fremont or Select Portfolio pursuant to the related Servicing Agreement and (d) the aggregate of any P&I Advances made by a successor Servicer (including the Master Servicer) for such Distribution Date pursuant to Section 8.02 of this Agreement or pursuant to the related Servicing Agreement, reduced (to not less than zero) by (2) the portion of the amount described in clause (1)(a) above that represents (i) Amounts Held for Future Distribution, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, a Servicer, the Trustee, the Master Servicer, the Securities Administrator or the Custodian pursuant to Section 3.09 or 9.05 of this Agreement or otherwise payable in respect of Extraordinary Trust Fund Expenses or reimbursable or payable to Fremont or Select Portfolio under the related Servicing Agreement, (v) the Credit Risk Management Fee, (vi) amounts deposited in a Custodial Account, the Collection Account or the Distribution Account in error, (vii) the amount of any Prepayment Charges collected by a Servicer or Fremont in connection with the Principal Prepayment of any of the Mortgage Loans and (viii) amounts reimbursable to a successor Servicer (including the Master Servicer) pursuant to
Section 8.02 of this Agreement or pursuant to the related Servicing Agreement.

            "Avoided Payment": As such term is defined in the Certificate Insurance Policy.

            "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment, that is substantially greater than the preceding monthly payment at the maturity of such Mortgage Loan.

            "Balloon Payment": A payment of the unamortized principal balance of a Mortgage Loan in a single payment, that is substantially greater than the preceding Monthly Payment at the maturity of such Mortgage Loan.

            "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

            "Book-Entry Certificates": The Offered Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

            "Book-Entry Custodian": The custodian appointed pursuant to Section 6.01.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the States of New York, Florida, Maryland, Texas, Minnesota or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

            "Cap Contracts": Shall mean (i) the Cap Contract between the Trustee and the counterparty named thereunder, for the benefit of the Holders of the Class A-1 Certificates, the Mezzanine Certificates and the Class B Certificates (the "Group I Cap Contract") and (ii) the Cap Contract between the Trustee and the counterparty thereunder, for the benefit of the Class A-2 Certificates, the Mezzanine Certificates and the Class B Certificates (the "Group II Cap Contract").

            "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage plus any subordinate mortgage on the related Mortgaged Property and related closing costs.

            "Certificate": Any one of ACE Securities Corp., Asset Backed Pass-Through Certificates, Series 2004-HE4, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B, Class P, Class CE and Class R issued under this Agreement.

            "Certificate Factor": With respect to any Class of Certificates (other than the Residual Certificates) as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses resulting in reduction of the Certificate Principal Balance (or Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates as of the Closing Date.

            "Certificate Insurance Policy": The Financial Guaranty Insurance Policy No. CA01177A, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Insured Certificates.

            "Certificate Insurer": XL Capital Assurance Inc., a New York monoline insurance corporation or its successors in interest.

            "Certificate Insurer Default": The occurrence and continuance of any of the following:

            (a) the Certificate Insurer shall have failed to make a required payment when due under the Certificate Insurance Policy in accordance with its terms;

            (b) the Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of property of the Certificate Insurer).

            "Certificate Margin": With respect to the Class A-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTA1 0.330% in the case of each Distribution Date through and including the Optional Termination Date and 0.660% in the case of each Distribution Date thereafter.

            With respect to the Class A-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTA2 0.310% in the case of each Distribution Date through and including the Optional Termination Date and 0.620% in the case of each Distribution Date thereafter.

            With respect to the Class M-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM1, 0.600% in the case of each Distribution Date through and including the Optional Termination Date and 0.900% in the case of each Distribution Date thereafter.

            With respect to the Class M-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM2, 0.650% in the case of each Distribution Date through and including the Optional Termination Date and 0.975% in the case of each Distribution Date thereafter.

            With respect to the Class M-3 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM3, 0.700% in the case of each Distribution Date through and including the Optional Termination Date and 1.050% in the case of each Distribution Date thereafter.

            With respect to the Class M-4 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM4, 1.000% in the case of each Distribution Date through and including the Optional Termination Date and 1.500% in the case of each Distribution Date thereafter.

            With respect to the Class M-5 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM5, 1.100% in the case of each Distribution Date through and including the Optional Termination Date and 1.650% in the case of each Distribution Date thereafter.

            With respect to the Class M-6 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM6, 1.300% in the case of each Distribution Date through and including the Optional Termination Date and 1.950% in the case of each Distribution Date thereafter.

            With respect to the Class M-7 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM7, 1.700% in the case of each Distribution Date through and including the Optional Termination Date and 2.550% in the case of each Distribution Date thereafter.

            With respect to the Class M-8 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM8, 1.800% in the case of each Distribution Date through and including the Optional Termination Date and 2.700% in the case of each Distribution Date thereafter.

            With respect to the Class M-9 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM9, 3.100% in the case of each Distribution Date through and including the Optional Termination Date and 4.650% in the case of each Distribution Date thereafter.

            With respect to the Class M-10 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM10, 3.500% in the case of each Distribution Date through and including the Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

            With respect to the Class M-11 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM11, 3.500% in the case of each Distribution Date through and including the Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

            With respect to the Class B Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTB, 3.500% in the case of each Distribution Date through and including the Optional Termination Date and 5.250% in the case of each Distribution Date thereafter.

            "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof, and solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of or beneficially owned by the Depositor, the Seller, a Servicer, the Master Servicer, the Securities Administrator, the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.01. The Trustee and the

Securities Administrator may conclusively rely upon a certificate of the Depositor, the Seller, the Master Servicer, the Securities Administrator or a Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee and the Securities Administrator shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

            "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Certificate Principal Balance": With respect to each Class A Certificate, Mezzanine Certificate, Class B Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 5.04, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto, if any, on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balances of the REMIC I Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates, the Class B Certificates and the Class P Certificates then outstanding. The aggregate initial Certificate Principal Balance of each Class of Regular Certificates is set forth in the Preliminary Statement hereto.

            "Certificate Register": The register maintained pursuant to Section 6.02.

            "Class": Collectively, all of the Certificates bearing the same class designation.

            "Class A Certificate": Any Class A-1 Certificate or Class A-2 Certificate.

            "Class A Principal Distribution Amount": The Class A Principal Distribution Amount is an amount equal to the sum of: (i) the Class A-1 Principal Distribution Amount and (ii) the Class A-2 Principal Distribution Amount.

            "Class A-1 Allocation Percentage": With respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

            "Class A-1 Certificate": Any one of the Class A-1 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class A-1 Certificate Deficiency Amount": With respect to any Distribution Date and the Class A-1 Certificates, an amount equal to the sum of the following amounts, in each case after giving effect to distributions made on such date from sources other than the Certificate Insurance Policy:

                  (i) the excess of (x) the Senior Interest Distribution Amount for the Class A-1 Certificates for such Distribution Date (calculated without regard to any step-up of the Pass-Through Rate following the Optional Termination Date) over (y) the amount of available funds allocated to pay such Senior Interest Distribution Amount pursuant to
      Section 5.01;

                  (ii) the Class A-1 Principal Loss Amount, if any, for such Distribution Date; and

                  (iii) without duplication of the amount specified in clause
      (ii) above, the Certificate Principal Balance of the Class A-1 Certificates on the Final Maturity Date or, if earlier, the date on which the final scheduled distribution is made to the Class A-1
      Certificateholders pursuant to Article X.

            "Class A-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 60.60% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

            "Class A-1 Principal Loss Amount": With respect to any Distribution Date, the amount by which (i) the aggregate Certificate Principal Balance of the Class A-1 Certificates, after taking into account distributions in reduction of such aggregate Certificate Principal Balance from sources other than the Certificate Insurance Policy on such Distribution Date, exceeds (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

            "Class A-2 Allocation Percentage": With respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

            "Class A-2 Certificate": Any one of the Class A-2 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class A-2 Certificate Deficiency Amount": With respect to any Distribution Date and the Class A-2 Certificates, an amount equal to the sum of the following amounts, in each case after giving effect to distributions made on such date from sources other than the Certificate Insurance Policy:

                  (iv) the excess of (x) the Senior Interest Distribution Amount for the Class A-2 Certificates for such Distribution Date (calculated without regard to any step-up of the Pass-Through Rate following the Optional Termination Date) over (y) the amount of available funds allocated to pay such Senior Interest Distribution Amount pursuant to
      Section 5.01;

                  (v) the Class A-2 Principal Loss Amount, if any, for such Distribution Date; and

            without duplication of the amount specified in clause (ii) above, the Certificate Principal Balance of the Class A-2 Certificates on the Final Maturity Date or, if earlier, the date on which the final scheduled distribution is made to the Class A-2 Certificateholders pursuant to Article X.

            "Class A-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balances of the Class A-2 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) 60.60% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

            "Class A-2 Principal Loss Amount": With respect to any Distribution Date, the amount by which (i) the aggregate Certificate Principal Balance of the Class A-2 Certificates, after taking into account distributions in reduction of such aggregate Certificate Principal Balance from sources other than the Certificate Insurance Policy on such Distribution Date, exceeds (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

            "Class B Certificate": Any one of the Class B Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class B Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution
Date), (xi) the Certificate Principal Balance of the Class M-10 Certificates (after taking into account the payment of the Class M-10 Principal Distribution Amount on such Distribution Date), (xii) the Certificate Principal Balance of the Class M-11 Certificates (after taking into account the payment of the Class M-11 Principal Distribution Amount on such Distribution Date) and (xiii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 98.20% and
(ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class CE Certificate": Any one of the Class CE Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M Certificates": The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

            "Class M-1 Certificate": Any one of the Class M-1 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 67.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of
(i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-2 Certificate": Any one of the Class M-2 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 73.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-3 Certificate": Any one of the Class M-3 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M-3 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 77.50% and
(ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-4 Certificate": Any one of the Class M-4 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M-4 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 81.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of
(i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-5 Certificate": Any one of the Class M-5 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class M-5 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-6 Certificate": Any one of the Class M-6 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-6 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such

Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 87.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-7 Certificate": Any one of the Class M-7 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-7 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of
(i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-8 Certificate": Any one of the Class M-8 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-8 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 91.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-9 Certificate": Any one of the Class M-9 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-9 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such

Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date). (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-10 Certificate": Any one of the Class M-10 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-10 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class M-11 Certificate": Any one of the Class M-11 Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

            "Class M-11 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution
Date), (xi) the Certificate Principal Balance of the Class M-10 Certificates (after taking into account the payment of the Class M-10 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the

Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Class P Certificate": Any one of the Class P Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

            "Class R Certificates": Any one of the Class R Certificates executed and authenticated by the Securities Administrator and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-6, and evidencing the Class R-I Interest and the Class R-II Interest.

            "Class R-I Interest": The uncertificated residual interest in REMIC
I.

            "Class R-II Interest": The uncertificated residual interest in REMIC II.

            "Closing Date": November 29, 2004.

            "Code": The Internal Revenue Code of 1986 as amended from time to time.

            "Collection Account": The account or accounts created and maintained, or caused to be created and maintained, by Ocwen pursuant to Section 3.08(a) of this Agreement, which shall be entitled "Ocwen Federal Bank FSB, as Servicer for HSBC Bank USA, National Association as Trustee, in trust for the registered holders of ACE Securities Corp., Home Equity Loan Trust, Series 2004-HE4, Asset Backed Pass-Through Certificates" or by Select Portfolio in accordance with the Select Portfolio Servicing Agreement. The Collection Account maintained by Ocwen must be an Eligible Account.

            "Commission": The Securities and Exchange Commission.

            "Corporate Trust Office": The principal corporate trust office of the Trustee which office at the date of the execution of this instrument is located at 452 Fifth Avenue, New York, New York 10018, Attention: ACE Securities Corp., 2004-HE4, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Securities Administrator and the Servicer. The office of the Securities Administrator, which for purposes of Certificate transfers and surrender is located at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust (ACE 2004-HE4), and for all other purposes is located at Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: Corporate Trust (ACE 2004-HE4) (or for overnight deliveries, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
Corporate Trust (ACE 2004-HE4)).

            "Corresponding Certificate": With respect to each REMIC I Regular Interest, as follows:

                       REMIC I Regular Interest             Class
                  -------------------------------          -------
                  REMIC I Regular Interest I-LTA1            A-1
                  REMIC I Regular Interest I-LTA2            A-2
                  REMIC I Regular Interest I-LTM1            M-1
                  REMIC I Regular Interest I-LTM2            M-2
                  REMIC I Regular Interest I-LTM3            M-3
                  REMIC I Regular Interest I-LTM4            M-4
                  REMIC I Regular Interest I-LTM5            M-5
                  REMIC I Regular Interest I-LTM6            M-6
                  REMIC I Regular Interest I-LTM7            M-7
                  REMIC I Regular Interest I-LTM8            M-8
                  REMIC I Regular Interest I-LTM9            M-9
                  REMIC I Regular Interest I-LTM10          M-10
                  REMIC I Regular Interest I-LTM10          M-11
                  REMIC I Regular Interest I-LTB              B
                  REMIC I Regular Interest I-LTP              P

            "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates, the Class B Certificates and the Class CE Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date.

            "Credit Risk Management Agreements": The agreements between the Credit Risk Manager and the Servicers and/or Master Servicer, regarding the loss mitigation and advisory services to be provided by the Credit Risk Manager.

            "Credit Risk Management Fee": The amount payable to the Credit Risk Manager on each Distribution Date as compensation for all services rendered by it in the exercise and performance of any and all powers and duties of the Credit Risk Manager under the Credit Risk Management Agreements, which amount shall equal one twelfth of the product of (i) the Credit Risk Management Fee Rate multiplied by (ii) the Stated Principal Balance of the Mortgage Loans and any related REO Properties as of the first day of the related Due Period.

            "Credit Risk Management Fee Rate": 0.0135% per annum.

            "Credit Risk Manager": The Murrayhill Company, a Colorado corporation, and its successors and assigns.

            "Custodial Account": Shall mean the account maintained by Fremont under the Fremont Servicing Agreement.

            "Custodial Agreement": The Custodial Agreement dated as of November 1, 2004, among the Trustee, the Custodian and the Servicers as such agreement may be amended or supplemented from time to time, or any other custodial agreement entered into after the date hereof with respect to any Mortgage Loan subject to this Agreement.

            "Custodian": Wells Fargo or any other custodian appointed under any custodial agreement entered into after the date of this Agreement.

            "Cut-off Date": With respect to each Mortgage Loan, November 1, 2004. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

            "DBRS": Dominion Bond Rating Service, or any successor in interest.

            "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

            "Definitive Certificates": As defined in Section 6.01(b).

            "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

            "Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

            "Depositor": ACE Securities Corp., a Delaware corporation, or its successor in interest.

            "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

            "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least A-1+ by S&P, F-1+ by Fitch and P-1 by Moody's (or, if such Rating Agencies are no longer rating the Offered Certificates, comparable ratings by any other nationally recognized statistical rating agency then rating the Offered Certificates).

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to Ocwen and each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs, or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day. With respect to Fremont and Select Portfolio, the date specified in the related Servicing Agreement.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the related Servicer, on behalf of the Trustee, shall not be considered to Directly Operate an REO Property solely because the related Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            "Distribution Account": The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 3.08(b) in the name of the Securities Administrator for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Distribution Account must be an Eligible Account.

            "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 2004.

            "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Due Period, exclusive of any days of grace.

            "Due Period": With respect to any Distribution Date and the Ocwen Mortgage Loans, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs. With respect to any Distribution Date and Fremont and Select Portfolio, the periods as set forth in the related Servicing Agreement.

            "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal depository institution or state chartered depository institution acting in its fiduciary capacity. Eligible Accounts may bear interest.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Estate in Real Property": A fee simple estate in a parcel of land.

            "Excess Liquidation Proceeds": To the extent that such amount is not required by law to be paid to the related mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a liquidated Mortgage Loan exceed the sum of (i) the outstanding principal balance of such Mortgage Loan and accrued but unpaid interest at the related Net Mortgage Rate through the last day of the month in which the related Liquidation Event occurs, plus (ii) related liquidation expenses or other amounts to which the related Servicer or Fremont is entitled to be reimbursed from Liquidation Proceeds with respect to such liquidated Mortgage Loan pursuant to Section 3.09 of this Agreement or pursuant to the related Servicing Agreement.

            "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the Administration Fee Rate.

            "Extraordinary Trust Fund Expense": Any amounts payable or reimbursable to the Trustee, the Master Servicer, the Securities Administrator, the Custodian or any director, officer, employee or agent of any such Person from the Trust Fund pursuant to the terms of this Agreement and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 11.01(g)(v).

            "Extra Principal Distribution Amount": With respect to any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the Overcollateralization Increase Amount for such Distribution Date.

            "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "Final Maturity Date": The Distribution Date occurring in December 2034.

            "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by an Originator, the Seller or the Terminator pursuant to or as contemplated by Section 2.03, 3.13(c) or Section 10.01), a determination made by the related Servicer or Fremont that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the related Servicer or Fremont, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered, which determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and maintained in its records.

            "Freddie Mac": Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            "Fremont": Fremont Investment & Loan, and any successor thereto.

            "Fremont Assignment Agreement": The Assignment, Assumption and Recognition Agreement, dated as of November 29, 2004, by and among the Seller, the Depositor and Fremont evidencing the assignment of the Fremont Servicing Agreement to the Depositor.

            "Fremont Mortgage Loans": The Mortgage Loans being serviced by Fremont as of the Closing Date.

            "Fremont Servicing Agreement": The Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2004, by and among the Seller and Fremont, as modified by the Fremont Assignment Agreement.

            "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable Rate Mortgage Loan.

            "Group I Interest Remittance Amount": With respect to any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group I Mortgage Loans (net of the Administration Fees and any Prepayment Charges and after taking into account amounts payable or reimbursable to the Trustee, the Custodian, the Securities Administrator, the Master Servicer or Ocwen pursuant to this Agreement or the Custodial Agreement or Fremont or Select Portfolio pursuant to the related Servicing Agreement).

            "Group I Mortgage Loans": Those Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

            "Group I Principal Distribution Amount": With respect to any Distribution Date will be the sum of (i) the principal portion of all Monthly Payments on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group I Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.13(c) and Section
10.01 of this Agreement or the related Servicing Agreement; (iii) the principal portion of all other unscheduled collections, including

Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group I Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Master Servicer, the Securities Administrator, the related Servicer or Fremont and (iv) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date minus (v) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

            "Group I Principal Remittance Amount": With respect to any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount.

            "Group II Interest Remittance Amount": With respect to any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group II Mortgage Loans (net of the Administration Fees and any Prepayment Charges and after taking into account amounts payable or reimbursable to the Trustee, the Custodian, the Securities Administrator, the Master Servicer or Ocwen pursuant to this Agreement or the Custodial Agreement or payable or reimbursable to Fremont or Select Portfolio pursuant to the related Servicing Agreement).

            "Group II Mortgage Loans": Those Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

            "Group II Principal Distribution Amount": With respect to any Distribution Date will be the sum of (i) the principal portion of all Monthly Payments on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group II Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.13(c) and Section 10.01; (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group II Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Master Servicer, the Securities Administrator, the related Servicer or Fremont and (iv) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date minus (v) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

            "Group II Principal Remittance Amount": With respect to any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

            "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer, the Securities Administrator, the Servicers, the Seller, any Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer, the Securities Administrator, the Servicers, the Seller, any Originator or any Affiliate thereof, and (c) is not connected with the Depositor, the Master

Servicer, the Securities Administrator, the Servicer, the Seller, any Originator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Securities Administrator, the Servicers, the Seller, any Originator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, any Originator or any Affiliate thereof, as the case may be.

            "Independent Contractor": Either (i) any Person (other than a Servicer) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including a Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Index": As of any Adjustment Date, the index applicable to the determination of the Mortgage Rate on each Adjustable Rate Mortgage Loan will generally be the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in The Wall Street Journal and as most recently available either (a) as of the first Business Day 45 days prior to such Adjustment Date or (b) as of the first Business Day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

            "Insolvency Proceeding": As defined in Certificate Insurance Policy.

            "Institutional Accredited Investor": As defined in Section 6.01(c).

            "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of the Closing Date, among the Certificate Insurer, the Servicers, the Seller, the Depositor and Deutsche Bank Securities Inc.

            "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy, covering a Mortgage Loan or the related Mortgaged Property, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor or a senior lienholder in accordance with Accepted Servicing Practices, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Insured Certificate Deficiency Amount ": The Class A-1 Certificate Deficiency Amount or Class A-2 Certificate Deficiency Amount.

            "Insured Certificates": The Class A-1 Certificates and Class A-2 Certificates.

            "Insured Payments": Any payments made by the Certificate Insurer pursuant to the Certificate Insurance Policy.

            "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates, the Mezzanine Certificate and the Class B Certificates, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and the Class CE Certificates and the REMIC I Regular Interests, the one-month period ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

            "Interest Carry Forward Amount": With respect to any Distribution Date and any Class A Certificate, Mezzanine Certificate or Class B Certificate, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

            "Interest Determination Date": With respect to the Class A Certificates, the Mezzanine Certificates, the Class B Certificates, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB, and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

            "Interest Distribution Amount": With respect to any Distribution Date and any Class A Certificates, any Mezzanine Certificates, any Class B Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

            "Interest Remittance Amount": With respect to any Distribution Date, the sum of: (i) the Group I Interest Remittance Amount and (ii) the Group II Interest Remittance Amount.

            "Last Scheduled Distribution Date": December 25, 2034.

            "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period with respect to such Mortgage Loan, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

            "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.13(c) or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to Section 10.01.

            "Liquidation Proceeds": The amount (other than Insurance Proceeds, amounts received in respect of the rental of any REO Property prior to REO Disposition, or required to be released to a Mortgagor or a senior lienholder in accordance with applicable law or the terms of the related Mortgage Loan Documents) received by the related Servicer or Fremont in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation (other than amounts required to be released to the Mortgagor or a senior lienholder), (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.13(c), Section 3.21 or Section
10.01 of this Agreement or (iv) any Subsequent Recoveries.

            "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

            "London Business Day": Any day on which banks in the Cities of London and New York are open and conducting transactions in United States dollars.

            "Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the principal balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

            "Marker Rate": With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC I Remittance Rate for each of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11,REMIC I Regular Interest I-LTB and REMIC I Regular Interest I-LTZZ, with the rate on each such REMIC I Regular Interest (other than REMIC I Regular Interest I-LTZZ) subject to a cap equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the related Net WAC Pass-Through Rate for the corresponding Certificate for the purpose of this calculation for such Distribution Date and with the rate on REMIC I Regular Interest I-LTZZ subject to a cap of zero for the purpose of this calculation; provided however, each such cap for each REMIC I Regular Interest shall be multiplied by a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

            "Master Servicer": As of the Closing Date, Wells Fargo Bank, N.A. and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Master Servicer and the Securities Administrator shall at all times be the same Person.

            "Master Servicer Certification": A written certification covering servicing of the Mortgage Loans by a Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superseded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

            "Master Servicer Event of Default": One or more of the events described in Section 8.01(b).

            "Master Servicer Fee Rate": 0.001% per annum.

            "Master Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one twelfth of the product of the Master Servicer Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month.

            "Maximum I-LTZZ Uncertificated Interest Deferral Amount": With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I-LTZZ minus the REMIC I Overcollateralization Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTB for such Distribution Date, with the rate on each such REMIC I Regular Interest subject to a cap equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the related Net WAC Pass-Through Rate for the corresponding Certificate for the purpose of this calculation for such Distribution Date; provided however, each such cap for each REMIC I Regular Interest shall be multiplied by a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

            "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

            "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS(R) System": The system of recording transfers of mortgages electronically maintained by MERS.

            "Mezzanine Certificate": Any Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 or Class M-11 Certificate.

            "MIN": The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

            "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

            "MOM Loan": With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

            "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws; (b) without giving effect to any extension granted or agreed to by Ocwen pursuant to Section 3.01 of this Agreement or by Fremont or Select Portfolio pursuant to the applicable Servicing Agreement; and
(c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

            "Moody's": Moody's Investors Service, Inc. or any successor interest.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

            "Mortgage File": The Mortgage Loan Documents pertaining to a particular Mortgage Loan.

            "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee and the Mortgage Loan Documents for which have been delivered to the Custodian pursuant to Section 2.01 of this Agreement and pursuant to the Custodial Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

            "Mortgage Loan Documents": The documents evidencing or relating to each Mortgage Loan delivered to the Custodian under the Custodial Agreement on behalf of the Trustee.

            "Mortgage Loan Purchase Agreement": Shall mean the Mortgage Loan Purchase Agreement dated as of November 29, 2004, between the Depositor and the Seller.

            "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, separately identifying the Group I Mortgage Loans and the Group II Mortgage Loans, attached hereto as Schedule 1. The Depositor shall deliver or cause the delivery of the initial Mortgage Loan Schedule to the related Servicer, the Master Servicer, the Custodian and the Trustee on the Closing Date. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                  (i) the Mortgage Loan identifying number;

                  (ii) the Mortgagor's first and last name;

                  (iii) the street address of the Mortgaged Property including the state and zip code;

                  (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi) the original months to maturity;

                  (vii) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;

                  (viii) the Loan-to-Value Ratio at origination;

                  (ix) the Mortgage Rate in effect immediately following the Cut-off Date;

                  (x) the date on which the first Monthly Payment was due on the Mortgage Loan;

                  (xi) the stated maturity date;

                  (xii) the amount of the Monthly Payment at origination;

                  (xiii) the amount of the Monthly Payment as of the Cut-off
      Date;

                  (xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xv) the original principal amount of the Mortgage Loan;

                  (xvi) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (xvii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date;

                  (xviii) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                  (xix) a code indicating the purpose of the loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                  (xx) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate under the terms of the Mortgage Note;

                  (xxi) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate under the terms of the Mortgage Note;

                  (xxii) the Mortgage Rate at origination;

                  (xxiii) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                  (xxiv) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

                  (xxv) with respect to each Adjustable Rate Mortgage Loan, the Index;

                  (xxvi) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date;

                  (xxvii) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a fixed rate Mortgage Loan;

                  (xxviii) a code indicating the documentation style (i.e., full, stated or limited);

                  (xxix) a code indicating if the Mortgage Loan is subject to a primary insurance policy or lender paid mortgage insurance policy and the name of the insurer;

                  (xxx) the Appraised Value of the Mortgaged Property;

                  (xxxi) the sale price of the Mortgaged Property, if applicable;

                  (xxxii) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge;

                  (xxxiii) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30 balloon, etc.);

                  (xxxiv) the Mortgagor's debt to income ratio;

                  (xxxv) the FICO score at origination;

                  (xxxvi) the Servicer or Fremont, if applicable.

            The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

            "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

            "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate with respect to each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and
(ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

            "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

            "Mortgagor": The obligor on a Mortgage Note.

            "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such

Distribution Date of (A) the aggregate Senior Interest Distribution Amounts payable to the Holders of the Class A Certificates, (B) the aggregate Interest Distribution Amounts payable to the holders of the Mezzanine Certificates and the Class B Certificates and (C) the Principal Remittance Amount.

            "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Administration Fee Rate.

            "Net WAC Pass-Through Rate": With respect to the Class A-1 Certificates and any Distribution Date, a rate per annum equal to the product of
(x) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs minus the portion allocable to the Class A-1 Certificate of the fee, expressed as a rate, payable to the Certificate Insurer for providing the Certificate Insurance Policy and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Interest Accrual Period) the REMIC I Remittance Rate on REMIC I Regular Interest I-LT1GRP, weighted on the basis of the Uncertificated Balance of such REMIC I Regular Interest.

            With respect to the Class A-2 Certificates and any Distribution Date, a rate per annum equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group II Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs minus the portion allocable to the Class A-2 Certificates of the fee, expressed as a rate, payable to the Certificate Insurer for providing the Certificate Insurance Policy and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Interest Accrual Period) the REMIC I Remittance Rate on REMIC I Regular Interest I-LT2GRP, weighted on the basis of the Uncertificated Balance of such REMIC I Regular Interest.

            With respect to the Mezzanine Certificates and any Distribution Date, a rate per annum equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted in proporation to the results of subtracting from the aggregate Stated Principal Balance of each of the Group I Mortgage Loans and the Group II Mortgage Loans, as of the first day of the calendar month preceding the month in which the Distribution Date occurs, the Certificate Principal Balance of the related Class A Certificates and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Interest Accrual Period) the REMIC I Remittance Rates on (a) REMIC I Regular Interest I-LT1SUB, subject to a cap and a floor equal to the REMIC I Remittance Rate on REMIC I Regular Interest I-LT1GRP, and (b) REMIC I Regular Interest I-LT2SUB, subject to a cap and a floor equal to the REMIC I Remittance Rate on REMIC I Regular Interest I-LT2GRP, weighted on the basis of the Uncertificated Balance of each such REMIC I Regular Interest

            With respect to the Class B Certificates and any Distribution Date, a rate per annum equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted in proporation to the results of subtracting from the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans, as of the first day of the calendar month preceding the month in which the Distribution Date occurs, the Certificate Principal Balance of the related Class A Certificates and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Interest Accrual Period) the REMIC I Remittance Rates on (a) REMIC I Regular Interest I-LT1SUB, subject to a cap and a floor equal to the REMIC I Remittance Rate on REMIC I Regular Interest I-LT1GRP, and (b) REMIC I Regular Interest I-LT2SUB, subject to a cap and a floor equal to the REMIC I Remittance Rate on REMIC I Regular Interest I-LT2GRP, weighted on the basis of the Uncertificated Balance of each such REMIC I Regular Interest

            "Net WAC Rate Carryover Amount" : With respect to any Class A Certificate, Mezzanine Certificate or Class B Certificate and any Distribution Date on which the Pass-Through Rate is limited to the applicable Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class would have been entitled to receive on such Distribution Date if the applicable Net WAC Pass-Through Rate would not have been applicable to such Class on such Distribution Date over (y) the amount of interest paid to such Class on such Distribution Date at the applicable Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed to such Class together with interest thereon at a rate equal to the Pass-Through Rate for such Class for the most recently ended Interest Accrual Period without taking into account the applicable Net WAC Pass-Through Rate.

            "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

            "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, Fremont or a successor to the related Servicer or Fremont (including the Master Servicer) will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

            "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer or Fremont, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein or in the applicable Servicing Agreement.

            "Non-United States Person": Any Person other than a United States Person.

            "Notional Amount" : With respect to the Class CE Certificates and any Distribution Date, the Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) for such Distribution Date.

            "Ocwen": Ocwen Federal Bank FSB, and any successor thereto.

            "Ocwen Mortgage Loans": Those Mortgage Loans serviced by Ocwen pursuant to the terms of this Agreement as specified on the Mortgage Loan Schedule and from and after the related Servicing Transfer Date, the Fremont Mortgage Loans transferred to Ocwen on such Servicing Transfer Date.

            "Offered Certificates" : The Class A Certificates and the Mezzanine Certificates, collectively.

            "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the related Servicer, the Seller or the Depositor, as applicable.

            "One-Month LIBOR" : With respect to the Class A Certificates, the Mezzanine Certificates, the Class B Certificates, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTB and any Interest Accrual Period therefor, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the

One-Month LIBOR Pass-Through Rates for the relevant Interest Accrual Period, shall, in the absence of manifest error, be final and binding.

            "One-Month LIBOR Pass-Through Rate": With respect to the Class A-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTA1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class A-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTA2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-3 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM3, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-4 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM4, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-5 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM5, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-6 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM6, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-7 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM7, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-8 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM8, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-9 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM9, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-10 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM10, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class M-11 Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTM11, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            With respect to the Class B Certificates and, for purposes of the definition of "Marker Rate", REMIC I Regular Interest I-LTB, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the related Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

            "Optional Termination Date": The Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            "Originators": Fremont, People's Choice Home Loan, Inc., and various other originators (each, an "Originator").

            "Overcollateralization Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates, the Class B Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the Principal Remittance Amount on such Distribution Date).

            "Overcollateralization Increase Amount": With respect to the Class A Certificates, the Mezzanine Certificates and the Class B Certificates and any Distribution Date is any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal to the extent the Required
Overcollateralization Amount exceeds the Overcollateralization Amount.

            "Overcollateralization Reduction Amount" : With respect to any Distribution Date, is the lesser of (i) the amount by which the Overcollateralization Amount exceeds the Required Overcollateralization Amount and (ii) the Principal Remittance Amount; provided however that on any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Reduction Amount shall equal zero.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by Ocwen in respect of any Determination Date pursuant to Section 5.03 of this Agreement, an Advance Financing Person pursuant to Section 3.25 of this Agreement or in respect of any Distribution Date by a successor Servicer (including the Master Servicer) pursuant to Section 8.02 of this Agreement, or Fremont or Select Portfolio pursuant to the applicable Servicing Agreement (which advances shall not include principal or interest shortfalls due to bankruptcy proceedings or application of the Relief Act or similar state or local laws.)

            "Pass-Through Rate": With respect to the Class A Certificates, the Mezzanine Certificates and the Class B Certificates, and any Distribution Date, a rate per annum equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

            With respect to the Class CE Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through
(xvii) below, and the denominator of which is the aggregate Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB and REMIC I Regular Interest I-LTZZ. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

                  (i) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTAA minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTAA;

                  (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTA1 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTA1;

                  (iii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTA2A minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTA2;

                  (iv) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM1 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM1;

                  (v) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM2 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM2;

                  (vi) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM3 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM3;

                  (vii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM4 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM4;

                  (viii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM5 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM5;

                  (ix) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM6 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM6;

                  (x) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM7 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM7;

                  (xi) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM8 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM8;

                  (xii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM9 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM9;

                  (xiii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM10 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM10;

                  (xiv) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTM11 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTM11;

                  (xv) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTB minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTB;

                  (xvi) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTZZ; and

                  (xvii) 100% of the interest on REMIC I Regular Interest I-LTP.

            "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or Notional Amount of all of the Certificates of such Class. The Class A Certificates, the Mezzanine Certificates and the Class B Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1.00 in excess thereof. The Class P Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Notional Balances of $10,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Notional Balance of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and integral multiples of 5% in excess thereof.

            "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable Rate Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

            "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, a Servicer, the Master Servicer, the Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of Moody's, Fitch and S&P and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the only Rating Agency is S&P and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of S&P if S&P is the Rating Agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A-1+ or higher by S&P, F-1 or higher by Fitch and A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by a party in exchange for such collateral and (C) be delivered to such party or, if such party is supplying the collateral, an agent for such party, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds that have been rated "AAA" by Fitch (if rated by Fitch), "AAAm" by S&P or "Aaa" by Moody's including any such money market fund managed or advised by the Master Servicer, the Trustee or any of their Affiliates; and

                  (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

            "Person" : Any individual, limited liability company, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or
Section 4975 of the Code.

            "Policy Payment": With respect to any Distribution Date, the amount, if any, paid under the Certificate Insurance Policy for such Distribution Date.

            "Policy Payment Account": The separate Eligible Account created and maintained by the Securities Administrator pursuant to Section 5.07 in the name of the Trustee for the benefit of the Holders of the Insured Certificates and the Certificate Insurer, and designated "HSBC Bank USA, National Association, as Trustee, in trust for the registered holders of Ace Securities Corp., Asset-Backed Pass-Through Certificates, Series 2004-HE4, Class A-1 Certificates and Class A-2 Certificates."

            "Premium Amount": As to any Distribution Date, the product of (x) the Premium Rate and (y) the Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates immediately prior to such Distribution Date.

            "Premium Rate": The per annum rate at which the "Premium" is determined as described in the letter, dated November 29, 2004, among the Certificate Insurer, the Master Servicer, the Trustee and the Depositor (a copy of which has been provided by the Depositor to the Trustee).

            "Prepayment Assumption": A prepayment rate for the Adjustable Rate Mortgage Loans of 28% CPR and a prepayment rate of 100% PPC for the fixed rate Mortgage Loans. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool. A 100% PPC represents (i) a per annum prepayment rate of 4% of the then outstanding principal balance of the fixed rate Mortgage Loans in the first month of the life of such Mortgage Loans, (ii) an additional 1.72727% per annum in each month thereafter through the eleventh month and (iii) a constant prepayment rate of 23% per annum beginning in the twelfth month and in each month thereafter during the life of the fixed rate Mortgage Loans.

            "Prepayment Charge": With respect to any Principal Prepayment, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

            "Prepayment Charge Schedule": As of any date, the list of Mortgage Loans providing for a Prepayment Charge included in the Trust Fund on such date, attached hereto as Schedule 2 (including the prepayment charge summary attached thereto). The Depositor shall deliver or cause the delivery of the Prepayment Charge Schedule to the related Servicer, the Master Servicer and the Trustee on the Closing Date. The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

                  (i) the Mortgage Loan identifying number;

                  (ii) a code indicating the type of Prepayment Charge;

                  (iii) the date on which the first Monthly Payment was due on the related Mortgage Loan;

                  (iv) the term of the related Prepayment Charge;

                  (v) the original Stated Principal Balance of the related Mortgage Loan; and

                  (vi) the Stated Principal Balance of the related Mortgage Loan as of the Cut-off Date.

            "Prepayment Interest Excess": With respect to each Ocwen Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the last date through which interest is collected from the related Mortgagor. Ocwen may withdraw such Prepayment Interest Excess from the related Collection Account in accordance with Section 3.09(a)(x).

            "Prepayment Interest Shortfall": With respect to any Distribution Date, for each such Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs that was applied by the Servicer or Fremont to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Distribution Date. The obligations of Ocwen and the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.22 and Section 4.18, respectively of this Agreement. The Certificate Insurance Policy with respect to the Insured Certificates will not cover any such Prepayment Interest Shortfalls. The obligations of Fremont and Select Portfolio in respect of any Prepayment Interest Shortfalls are set forth in the Servicing Agreements.

            "Prepayment Period": (i) With respect to Ocwen and any Distribution Date, the calendar month preceding the month in which the related Distribution Date occurs with respect to prepayments in part, and the period beginning on the 16th day of the month preceding the related Distribution Date (or, the period commencing on the Cut-off Date, in connection with the first Prepayment Period)and ending on the 15th day of the month in which such Distribution Date occurs with respect to prepayments in full; (ii) with respect to Select Portfolio and any Distribution Date, the period beginning on the 16th day of the month preceding the related Distribution Date (or, the period commencing on the Cut-off Date, in connection with the first Prepayment Period) and ending on the 15th day of the month of such Distribution Date; and (iii) with respect to Fremont, as set forth in the Fremont Servicing Agreement.

            "Principal Prepayment": Any voluntary payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

            "Principal Distribution Amount": With respect to any Distribution Date is the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount.

            "Principal Remittance Amount": With respect to any Distribution Date is the sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

            "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.13(c) or Section 10.01, and as confirmed by a certification of a Servicing Officer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the related Servicer or Fremont, which payment or P&I Advance had as of the date of purchase been distributed pursuant to Section 5.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the related Servicer or Fremont through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to
Section 5.01, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property,
(iv) any amounts previously withdrawn from the Collection Account pursuant to
Section 3.09(a)(ix) and Section 3.13(b) and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by Fremont, the related Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation and any costs and damages incurred by the Trust Fund and the Trustee in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

            "QIB": As defined in Section 6.01(c).

            "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) if the mortgage loan is an Adjustable Rate Mortgage Loan, have a

Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) if the mortgage loan is an Adjustable Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) if the mortgage loan is an Adjustable Rate Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) if the mortgage loan is an Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,
(viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) be secured by the same lien priority on the related Mortgaged Property as the Deleted Loan, (xi) have a credit grade at least equal to the credit grading assigned on the Deleted Mortgage Loan, (xii) be a "qualified mortgage" as defined in the REMIC Provisions and (xiii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the credit grades described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

            "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

            "Rating Agency or Rating Agencies": Moody's, DBRS and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

            "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero), as reported Ocwen to the Master Servicer (in substantially the form of Schedule 4 hereto) or by Fremont or Select Portfolio to the Master Servicer pursuant to the applicable Servicing Agreement equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the related Collection Account or Custodial Account in respect of such Mortgage Loan pursuant to Section 3.09(a)(ix) and Section 3.13(b) of this Agreement or pursuant to the related Servicing Agreement, minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Servicer or Fremont with respect to such Mortgage Loan pursuant to Section 3.09(a)(iii) of this Agreement or pursuant to the related Servicing Agreement.

            With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the related Collection Account or Custodial Account in respect of the related Mortgage Loan pursuant to Section 3.09(a)(ix) and Section 3.13(b) of this Agreement or pursuant to the Servicing Agreements, minus (v) the aggregate of all P&I Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause (vi) below) made by the related Servicer or Fremont in respect of such REO Property or the related Mortgage Loan for which the related Servicer or Fremont has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.21 of this Agreement or pursuant to the related Servicing Agreement out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.21 of this Agreement or pursuant to the related Servicing Agreement.

            With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

            With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

            To the extent the related Servicer or Fremont receives Subsequent Recoveries, with respect to any Mortgage Loan, the amount of Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class on any Distribution Date.

            "Record Date": With respect to each Distribution Date and the Class A Certificates, the Mezzanine Certificates and the Class B Certificates, the Business Day immediately preceding such Distribution Date for so long as such Certificates are Book-Entry Certificates. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

            "Reference Banks": Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

            "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            "Regular Certificate": Any Class A Certificate, Mezzanine Certificate, Class B Certificate, Class CE Certificate or Class P Certificate.

            "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

            "Regulation S Temporary Global Certificate": As defined in Section 6.01(c).

            "Regulation S Permanent Global Certificate": As defined in Section 6.01(c).

            "Reimbursement Amount": The amount of all payments made by the Certificate Insurer pursuant to the Certificate Insurance Policy which have not been previously repaid, with interest thereon at the applicable Pass-Through Rate, plus all costs and expenses incurred by the Certificate Insurer in connection with any actions, suits or proceedings with respect to the Certificate Insurance Policy that have been certified by the Certificate Insurer to the Securities Administrator, with interest thereon at the applicable Pass-Through Rate.

            "Release Date": The 40th day after the later of (i) commencement of the offering of the Class B Certificates and (ii) the Closing Date.

            "Relief Act": The Servicemembers Civil Relief Act, as amended, or similar state or local laws.

            "Relief Act Interest Shortfall" : With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Relief Act. The

Certificate Insurance Policy with respect to the Insured Certificates will not cover any such Relief Act Interest Shortfalls.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), the Assignment Agreements and the Servicing Agreements and (v) the Custodial Accounts, Collection Account, the Distribution Account and any REO Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto and (vi) with respect to the Insured Certificates only, the Certificate Insurance Policy. Notwithstanding the foregoing, however, REMIC I specifically excludes (i) all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date; (ii) the Reserve Fund and any amounts on deposit therein from time to time and any proceeds thereof and (iii) the Cap Contracts.

            "REMIC I Interest Loss Allocation Amount" : With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTAA minus the Marker Rate, divided by (b) 12.

            "REMIC I Marker Allocation Percentage": 0.50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB, REMIC I Regular Interest I-LTZZ and REMIC I Regular Interest I-LTP.

            "REMIC I Overcollateralization Amount": With respect to any date of determination, (i) 0.50% of the aggregate Uncertificated Balances of the REMIC I Regular Interests minus (ii) the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular

Interest I-LTB and REMIC I Regular Interest I-LTP, in each case as of such date of determination.

            "REMIC I Principal Loss Allocation Amount" : With respect to any Distribution Date, an amount equal to (a) the product of (i) 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTB and the denominator of which is the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB and REMIC I Regular Interest I-LTZZ.

            "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTAA": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTAA shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTA1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTA1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTA2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTA2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTB": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTB shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM4": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM4 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM5": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM5 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM6": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM6 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM7": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM7 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM8": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM8 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM9": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM9 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM10": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM10 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTM11": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTM11 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTP" : One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTP shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTXX": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTXX shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LTZZ": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTZZ shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LT1SUB": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1SUB shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LT1GRP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1GRP shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LT2SUB": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2SUB shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Regular Interest I-LT2GRP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2GRP shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

            "REMIC I Remittance Rate": With respect to REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB, REMIC I Regular Interest I-LTZZ, REMIC I Regular Interest I-LTP, REMIC I Regular Interest I-LT1SUB, REMIC I Regular Interest I-LT2SUB and REMIC I Regular Interest I-LTXX, the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans, provided that for purposes of this definition, the Expense Adjusted Net Mortgage Rate shall be calculated using a Servicing Fee Rate equal to the Wells Fargo Servicing Fee Rate for as long as Wells Fargo acts as Servicer. With respect to REMIC I Regular Interest I-LT1GRP, the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, provided that for purposes of this definition, the Expense Adjusted Net Mortgage Rate shall be calculated using a Servicing Fee Rate equal to the Wells Fargo

Servicing Fee Rate for as long as Wells Fargo acts as Servicer. With respect to REMIC I Regular Interest I-LT2GRP, the weighted average of the Expense Adjusted Mortgage Rates of the Group II Mortgage Loans, provided that for purposes of this definition, the Expense Adjusted Net Mortgage Rate shall be calculated using a Servicing Fee Rate equal to the Wells Fargo Servicing Fee Rate for as long as Wells Fargo acts as Servicer.

            "REMIC I Sub WAC Allocation Percentage": 0.50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC I Regular Interest I-LT1SUB, REMIC I Regular Interest I-LT1GRP, REMIC I Regular Interest I-LT2SUB, REMIC I Regular Interest I-LT2GRP and REMIC I Regular Interest I-LTXX.

            "REMIC I Subordinated Balance Ratio": The ratio among the Uncertificated Balances of each REMIC I Regular Interest ending with the designation "SUB,", equal to the ratio between, with respect to each such REMIC I Regular Interest, the excess of (x) the aggregate Stated Principal Balance of the Group I Mortgage Loans or Group II Mortgage Loans, as applicable over (y) the current Certificate Principal Balance of related Class A Certificates.

            "REMIC I Required Overcollateralization Amount": 1% of the Required Overcollateralization Amount.

            "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of the REMIC II Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

            "REMIC II Certificate": Any Regular Certificate or Class R Certificate.

            "REMIC II Certificateholder": The Holder of any REMIC II
Certificate.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC Regular Interest": Any REMIC I Regular Interest.

            "REMIC Remittance Rate": The REMIC I Remittance Rate.

            "Remittance Report": A report by Ocwen pursuant to Section 5.03(a) of this Agreement or Fremont or Select Portfolio pursuant to the related Servicing Agreement.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

            "REO Account": The account or accounts maintained, or caused to be maintained, by Ocwen in respect of an REO Property pursuant to Section 3.21 of this Agreement or by Fremont or Select Portfolio pursuant to the related Servicing Agreement.

            "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

            "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

            "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 of this Agreement that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to Ocwen pursuant to Section 3.21(d) of this Agreement or Fremont or Select Portfolio pursuant to the related Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over
(b) the REO Imputed Interest in respect of such REO Property for such calendar month.

            "REO Property": A Mortgaged Property acquired by Ocwen or its nominee on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.21 of this Agreement or Fremont or Select Portfolio pursuant to the related Servicing Agreement.

            "Required Overcollateralization Amount" : With respect to any Distribution Date (i) prior to the Stepdown Date, the product of (A) 0.90% and
(B) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) an amount equal to the product of (A) 0.50% and (B) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and (iii) on or after the Stepdown Date and a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

            "Reserve Fund": A fund created pursuant to Section 3.24 which shall be an asset of the Trust Fund but which shall not be an asset of any Trust REMIC.

            "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator, after consultation with the Depositor, are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or
(ii) in the event that
the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

            "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a manufactured home, or (v) a detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home.

            "Residual Certificate": Any one of the Class R Certificates.

            "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

            "Responsible Officer": When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this Agreement and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Rule 144A": As defined in Section 6.01(c).

            "S&P": Standard and Poor's, a division of the McGraw-Hill Companies, Inc.

            "Scheduled Principal Balance": With respect to any Mortgage Loan:
(a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.


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

            "Securities Act": The Securities Act of 1933, as amended.

            "Securities Administrator": As of the Closing Date, Wells Fargo Bank, N.A. and thereafter, its respective successors in interest that meet the qualifications of this Agreement. The Securities Administrator and the Master Servicer shall at all times be the same Person.

            "Select Portfolio": Select Portfolio Servicing, Inc., and any successor thereto.

            "Select Portfolio Assignment Agreement": The Assignment, Assumption and Recognition Agreement, dated as of November 29, 2004, by and among the Seller, the Depositor and Select Portfolio evidencing the assignment of the Select Portfolio Servicing Agreement and the Select Portfolio Mortgage Loans to the Depositor.

            "Select Portfolio Mortgage Loans": Those Mortgage Loans subject to this Agreement that are serviced by Select Portfolio pursuant to the Select Portfolio Servicing Agreement.

            "Select Portfolio Servicing Agreement": The Servicing Agreement dated as of November 1, 2004, by and between the Seller and Select Portfolio, as modified by the Select Portfolio Assignment Agreement.

            "Seller": DB Structured Products, Inc. or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

            "Senior Interest Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates.

            "Servicer": Ocwen or Select Portfolio, or any successor thereto appointed hereunder or under the Select Portfolio Servicing Agreement in connection with the servicing and administration of the Mortgage Loans (together, the "Servicers").

            "Servicer Event of Default": One or more of the events described in
Section 8.01(a).

            "Servicer Remittance Date": With respect to any Distribution Date, by 12:00 p.m. New York time three Business Days immediately preceding the related Distribution Date.

            "Servicer Report": A report (substantially in the form of Schedule 5 hereto) or otherwise in form and substance acceptable to the Master Servicer and Securities Administrator on an electronic data file or tape prepared by the related Servicer or Fremont pursuant to Section 5.03(a) of this Agreement or pursuant to the related Servicing Agreement, as applicable, with such additions, deletions and modifications as agreed to by the Master Servicer, the Securities Administrator and the related Servicer or Fremont.

            "Servicing Advances": The customary and reasonable "out-of-pocket" costs and expenses incurred prior to or on or after the Cut-off Date (the amounts incurred prior to the Cut-off Date are identified on Schedule 6 hereto) by the related Servicer or Fremont in connection with a default, delinquency or other unanticipated event by such Servicer or Fremont in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures, in respect of a particular Mortgage Loan, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R) System, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.07, Section 3.11, Section 3.13 and Section 3.21 of this Agreement or under the applicable Servicing Agreement. Servicing Advances also include any reasonable "out-of-pocket" cost and expenses (including legal fees) incurred by the related Servicer or Fremont in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments to the extent not recovered from the Mortgagor or otherwise payable under this Agreement or the related Servicing Agreement. Neither Servicer nor Fremont shall be required to make any Nonrecoverable Servicing Advances.

            "Servicing Agreement": The Fremont Servicing Agreement or the Select Portfolio Servicing Agreement as applicable.

            "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one-twelfth of the product of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month. The Servicing Fee is payable solely from collections of interest on the Mortgage Loans.

            "Servicing Fee Rate": 0.50% per annum.

            "Servicing Officer": Any officer of the related Servicer or Fremont involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the related Servicer or Fremont to the Trustee, the Master Servicer, the Securities Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

            "Servicing Transfer Date": With respect to 49.00% of the Fremont Mortgage Loans, January 1, 2005 (a schedule of such Fremont Mortgage Loans will be provided to the Master Servicer by Fremont on or prior to such date) and with respect to the remaining Fremont Mortgage Loans, February 1, 2005.

            "Single Certificate": With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

            "Startup Day": With respect to each Trust REMIC, the day designated as such pursuant to Section 11.01(b) hereof.

            "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled

Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Servicer or Fremont or a successor to such Servicer or Fremont (including the Master Servicer) and distributed pursuant to Section 5.01 of this Agreement on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 5.01 of this Agreement on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Servicer or Fremont as recoveries of principal in accordance with the provisions of Section 3.13 of this Agreement or pursuant to the related Servicing Agreement, to the extent distributed pursuant to
Section 5.01 of this Agreement on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and
(b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Servicer, Fremont or a successor to such Servicer or Fremont (including the Master Servicer) and distributed pursuant to Section 5.01 of this Agreement, on or before such date of determination and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 of this Agreement on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

            "Stepdown Date": The earlier to occur of (i) the later to occur of
(a) the Distribution Date occurring in December 2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to any distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 39.40% and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.

            "Subordinate Certificates" : Collectively, the Mezzanine Certificates, the Class B Certificates and the Class CE Certificates.

            "Subsequent Recoveries": As of any Distribution Date, amounts received during the related Prepayment Period by the related Servicer or Fremont specifically related to a defaulted Mortgage Loan or disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after the liquidation or disposition of such defaulted Mortgage Loan.


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

            "Sub-Servicer": Any Person with which a Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicers pursuant to Section 3.02 of this Agreement or the Select Portfolio Servicing Agreement, as applicable.

            "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of this Agreement or the Select Portfolio Servicing Agreement, as applicable.

            "Substitution Shortfall Amount": As defined in Section 2.03.

            "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

            "Termination Price": As defined in Section 10.01.

            "Terminator": As defined in Section 10.01.

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

            "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if either (x) the Delinquency Percentage exceeds 40.00% of the Credit Enhancement Percentage with respect to such Distribution Date or (y) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

       Distribution Date     Percentage
       -----------------     ----------
       December 2007 to      3.50%, plus 1/12 of 2.00% for each month thereafter
       November 2008
       December 2008 to      5.50%, plus 1/12 of 1.50% for each month thereafter
       November 2009
       December 2009 to      7.00%, plus 1/12 of 0.50% for each month thereafter
       November 2010


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

       December 2010 and
       thereafter            7.50%

            "Trust": ACE Securities Corp., Home Equity Loan Trust, Series 2004-HE4, the trust created hereunder.

            "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and the Reserve Fund and any amounts on deposit therein and any proceeds thereof and the Cap Contracts.

            "Trust REMIC": REMIC I or REMIC II.

            "Trustee": HSBC Bank USA, National Association a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

            "Uncertificated Balance": The amount of the REMIC I Regular Interests outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of the REMIC I Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest on such Distribution Date pursuant to
Section 5.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in
Section 5.04 and the Uncertificated Balance of REMIC I Regular Interest I-LTZZ shall be increased by interest deferrals as provided in Section 5.01(a)(1)(i). The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero.

            "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of the REMIC I Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.22 or Section 4.18 of this Agreement or pursuant to the related Servicing Agreement and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest or REMIC I Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any Uncertificated REMIC Regular Interest, shall be reduced by Realized Losses, if any, allocated to such Uncertificated REMIC Regular Interest pursuant to Section 1.02 and Section 5.04.

            "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.11.

            "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of any Class R Certificate, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required to be United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter I of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

            "Value": With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the related Originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the related Originator of the Mortgage Loan in accordance with the related Originator's underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the related Originator of the Mortgage Loan of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the related Originator of the Mortgage Loan in accordance with the related Originator's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the Originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the related Originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

            "Verification Report": As defined in Section 4.19.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any such Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated among the holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the holders of the Class R Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date. Notwithstanding any of the foregoing, unless a Certificate Insurer Default is continuing, on any date on which any Insured


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

Certificates are outstanding, or any amounts are owed to the Certificate Insurer under this Agreement, the Certificate Insurer will have all Voting Rights of the Insured Certificates. So long as the Certificate Insurer has the Voting Rights pursuant to the preceding sentence, the reference to holders of the Class A-1 Certificates and Class A-2 Certificates shall be deemed to refer to the Certificate Insurer.

            "Wells Fargo": Wells Fargo Bank, N.A. or any successor thereto.

            SECTION 1.02. Allocation of Certain Interest Shortfalls.

            For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates, the Class B Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by Ocwen pursuant to Section 3.22 of this Agreement or by the Master Servicer pursuant to
Section 4.18 of this Agreement or by Fremont or Select Portfolio pursuant to the applicable Servicing Agreement) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class CE Certificates, second, to the Class B Certificates, third, to the Class M-11 Certificates, fourth, to the Class M-10 Certificates, fifth, to the Class M-9 Certificates, sixth, to the Class M-8 Certificates, seventh, to the Class M-7 Certificates, eighth, to the Class M-6 Certificates, ninth, to the Class M-5 Certificates, tenth, to the Class M-4 Certificates, eleventh, to the Class M-3 Certificates, twelfth, to the Class M-2 Certificates, thirteenth, to the Class M-1 Certificates and fourteenth, to the Class A Certificates, on a pro rata basis, in each case based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount, as applicable, of each such Certificate and (2) the aggregate amount of any Realized Losses allocated to the Class B Certificates, the Mezzanine Certificates and Net WAC Rate Carryover Amounts paid to the Class A Certificates, the Mezzanine Certificates and the Class B Certificates incurred for any Distribution Date shall be allocated to the Class CE Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount thereof, as applicable.

                        For purposes of calculating the amount of Uncertificated
            Interest for the REMIC I Regular Interests for any Distribution
            Date:

                        (A) The REMIC I Marker Allocation Percentage of the
            aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by Ocwen pursuant to Section 3.22 of this Agreement or the Master Servicer pursuant to Section 4.18 or by Fremont or Select Portfolio pursuant to the applicable Servicing Agreement) and the REMIC I Marker Allocation Percentage of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular


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

            Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB and REMIC I Regular Interest I-LTZZ pro rata based on, and to the extent of, one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest; and

                        (B) The REMIC I Sub WAC Allocation Percentage of the
            aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by Ocwen pursuant to Section 3.22 of this Agreement or by the Master Servicer pursuant to Section 4.18 of this Agreement or by Fremont or Select Portfolio pursuant to the applicable Servicing Agreement) and the REMIC I Sub WAC Allocation Percentage of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Interest payable to REMIC I Regular Interest I-LT1SUB, REMIC I Regular Interest I-LT1GRP, REMIC I Regular Interest I-LT2SUB, REMIC I Regular Interest I-LT2GRP and REMIC I Regular Interest I-LTXX, pro rata based on, and to the extent of, one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest.


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

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

            ORIGINAL ISSUANCE OF CERTIFICATES

            SECTION 2.01. Conveyance of the Mortgage Loans.

            The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders and the Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement (including, without limitation the right to enforce the obligations of the other parties thereto thereunder), and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor, the Servicers and Fremont on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee and each Servicer an executed copy of the Mortgage Loan Purchase Agreement.

            In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Custodian pursuant to the Custodial Agreement the documents with respect to each Mortgage Loan as described under
Section 2 of the Custodial Agreement (the "Mortgage Loan Documents"). In connection with such delivery and as further described in the Custodial Agreement, the Custodian will be required to review such Mortgage Loan Documents and deliver to the Trustee, the Depositor, each Servicer and the Seller certifications (in the forms attached to the Custodial Agreement) with respect to such review with exceptions noted thereon. In addition, under the Custodial Agreement the Depositor will be required to cure certain defects with respect to the Mortgage Loan Documents for the related Mortgage Loans after the delivery thereof by the Depositor to the Custodian as more particularly set forth therein.

            Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files, including, but not limited to certain insurance policies and documents contemplated by
Section 4.11, and preparation and delivery of the certifications shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.

            The Depositor shall deliver or cause the related Originator to deliver to each Servicer copies of all trailing documents required to be included in the Mortgage File at the same time the originals or certified copies thereof are delivered to the Trustee or Custodian, such documents including the mortgagee policy of title insurance and any Mortgage Loan Documents upon return from the recording office. The Servicers shall not be responsible for any custodian fees or other costs incurred in obtaining such documents and the Depositor shall cause the Servicers to be reimbursed for any such costs the Servicers may incur in connection with performing its obligations under this Agreement.

            The Mortgage Loans permitted by the terms of this Agreement to be included in the Trust are limited to (i) Mortgage Loans (which the Depositor acquired pursuant to the

Mortgage Loan Purchase Agreement, which contains, among other representations and warranties, a representation and warranty of the Seller that no Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004) and (ii) Qualified Substitute Mortgage Loans (which, by definition as set forth herein and referred to in the Mortgage Loan Purchase Agreement, are required to conform to, among other representations and warranties, the representation and warranty of the Seller that no Qualified Substitute Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004. The Depositor and the Trustee on behalf of the Trust understand and agree that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

            SECTION 2.02. Acceptance of REMIC I by Trustee.

            The Trustee acknowledges receipt, subject to the provisions of
Section 2.01 hereof and Section 2 of the Custodial Agreement, of the Mortgage Loan Documents and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds (or the Custodian on its behalf holds) and will hold such documents and the other documents delivered to it constituting a Mortgage Loan Document, and that it holds (or the Custodian on its behalf holds) or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

            SECTION 2.03. Repurchase or Substitution of Mortgage Loans.

            (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of a breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Trustee shall promptly notify the Seller and the related Servicer of such defect, missing document or breach and request that the Seller deliver such missing document, cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the Seller was notified of such missing document, defect or breach, if and to the extent that the Seller is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be remitted to the related Servicer for deposit in the related Collection Account and the Trustee, upon receipt of written certification from such Servicer of such deposit, shall release or cause the Custodian (upon receipt of a request for release in the form attached to the Custodial Agreement) to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released


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

pursuant hereto, and the Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Seller may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.

            In addition, promptly upon the earlier of discovery by a Servicer or receipt of notice by a Servicer of the breach of the representation or covenant of the Seller set forth in Section 5(xiv) of the Mortgage Loan Purchase Agreement which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, such Servicer shall promptly notify the Seller and the Trustee of such breach. The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to remedy such breach to the extent and in the manner set forth in the Mortgage Loan Purchase Agreement.

            (b) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date which is two years after the Startup Day for REMIC I.

            As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee or the Custodian on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2 of the Custodial Agreement, as applicable, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Custodian on behalf of the Trustee shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents and deliver to the Depositor, the Trustee and the related Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, an initial certification pursuant to the Custodial Agreement, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Trustee shall deliver to the Depositor, the Trustee and the related Servicer a final certification pursuant to the Custodial Agreement with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders and the Certificate Insurer that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans


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

and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the related Servicer. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof included herein or in the Mortgage Loan Purchase Agreement.

            For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Seller will deliver or cause to be delivered to the related Servicer for deposit in the related Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the Custodian on behalf of the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans, upon receipt of a request for release in the form attached to the Custodial Agreement and certification by the related Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

            In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

            (c) Upon discovery by the Depositor, the Seller, a Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the Seller if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.


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

            (d) With respect to a breach of the representations made pursuant to
Section 5(xiv) of the Mortgage Loan Purchase Agreement that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Seller shall be required to take the actions set forth in this Section 2.03.

            (e) Within 90 days of the earlier of discovery by Ocwen or receipt of notice by Ocwen of the breach of any representation, warranty or covenant of Ocwen set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan or Prepayment Charge, Ocwen shall cure such breach in all material respects.

            SECTION 2.04. Representations and Warranties of the Master Servicer.

            The Master Servicer hereby represents, warrants and covenants to the Servicers, the Depositor and the Trustee, for the benefit of each of the Trustee and the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

                  (ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (iii) The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;


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

                  (iv) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                  (v) No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

                  (vi) There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                  (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04 shall survive the resignation or termination of the parties hereto and the termination of this Agreement and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders.

            SECTION 2.05. Representations, Warranties and Covenants of Ocwen.

            Ocwen hereby represents, warrants and covenants to the Master Servicer, the Securities Administrator, the Depositor and the Trustee, for the benefit of each of such Persons and the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

                  (i) Ocwen is a federally chartered savings bank duly organized and validly existing under the laws of the United States and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by Ocwen in any state in which a Mortgaged Property related to an Ocwen Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Ocwen Mortgage Loan and to service the Ocwen Mortgage Loans in accordance with the terms of this Agreement;

                  (ii) Ocwen has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. Ocwen has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization,


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

      execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Ocwen, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (iii) The execution and delivery of this Agreement by Ocwen, the servicing of the Ocwen Mortgage Loans by Ocwen hereunder, the consummation by Ocwen of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Ocwen and will not (A) result in a breach of any term or provision of the charter or by-laws of Ocwen or
      (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which Ocwen is a party or by which it may be bound, or any statute, order or regulation applicable to Ocwen of any court, regulatory body, administrative agency or governmental body having jurisdiction over Ocwen; and Ocwen is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to Ocwen's knowledge, would in the future materially and adversely affect, (x) the ability of Ocwen to perform its obligations under this Agreement, (y) the business, operations, financial condition, properties or assets of Ocwen taken as a whole or (z) the legality, validity or enforceability of this Agreement;

                  (iv) Ocwen does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                  (v) No litigation is pending against Ocwen that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Ocwen to service the Ocwen Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                  (vi) There are no actions or proceedings against, or investigations known to it of, Ocwen before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement,
      (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by Ocwen of its obligations under, or the validity or enforceability of, this Agreement;

                  (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Ocwen of, or compliance by Ocwen with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                  (viii) Ocwen has fully furnished and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to


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

      Equifax, Experian and Trans Union Credit Information Company or their successors on a monthly basis; and

                  (ix) Ocwen will not waive any Prepayment Charge other than in accordance with the standard set forth in Section 3.01.

            Notwithstanding anything to the contrary contained in this Agreement, if the covenant of Ocwen set forth in Section 2.05(ix) above is breached, Ocwen will pay the amount of such waived Prepayment Charge, from its own funds without any right of reimbursement, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the related Collection Account within 90 days of the earlier of discovery by Ocwen or receipt of notice by Ocwen of such breach. Furthermore, notwithstanding any other provisions of this Agreement, any payments made by Ocwen in respect of any waived Prepayment Charges pursuant to this paragraph shall be deemed to be paid outside of the Trust Fund.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive the resignation or termination of the parties hereto, the termination of this Agreement and the delivery of the Mortgage Files to the Custodian and shall inure to the benefit of the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Certificateholders and the Certificate Insurer. Upon discovery by any such Person or Ocwen of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. Subject to Section 8.01, unless such breach shall not be susceptible of cure within 90 days, the obligation of Ocwen set forth in Section 2.03(e) to cure breaches shall constitute the sole remedy against Ocwen available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders and the Certificate Insurer respecting a breach of the representations, warranties and covenants contained in this
Section 2.05.

            SECTION 2.06. Issuance of the REMIC I Regular Interests and the Class R-I Interest.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian on its behalf of the Mortgage Loan Documents, subject to the provisions of Section 2.01 and Section 2.02 hereof and Section 2 of the Custodial Agreement, together with the assignment to it of all other assets included in REMIC I, the receipt of which is hereby acknowledged. The interests evidenced by the Class R-I Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Holders of the Class R-I Interest and REMIC I (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Interest and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Interest and the REMIC I Regular Interests, shall be as set forth in this Agreement.


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

            SECTION 2.07. Conveyance of the REMIC I Regular Interests; Acceptance of REMIC I by the Trustee.

            The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The rights of the Holder of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Interest and Regular Certificate, respectively, and all ownership interests evidenced or constituted by the Class R-II Interest and the Regular Certificates, shall be as set forth in this Agreement. The Class R-II Interest and the Regular Certificates shall constitute the entire beneficial ownership interest in REMIC II.

            SECTION 2.08. Issuance of Residual Certificates.

            The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Securities Administrator has executed and authenticated and the Trustee has delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations. The Class R Certificates evidence ownership in the Class R-I Interest and the Class R-II Interest.

            SECTION 2.09. Establishment of the Trust.

            The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "ACE Securities Corp., Home Equity Loan Trust, Series 2004-HE4" and does hereby appoint HSBC Bank USA, National Association as Trustee in accordance with the provisions of this Agreement.


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

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                      OF THE OCWEN MORTGAGE LOANS; ACCOUNTS

            SECTION 3.01. Ocwen to Act as a Servicer.

            From and after the Closing Date to the related Servicing Transfer Date, the Fremont Mortgage Loans will be serviced and administered by Fremont pursuant to the Fremont Servicing Agreement, and Ocwen will have no responsibility to service or administer the Fremont Mortgage Loans or have any other obligation with respect to the Fremont Mortgage Loans during that period. In addition, Ocwen shall have no responsibility to service or administer the Select Portfolio Mortgage Loans or have any other obligation with respect to the Select Portfolio Mortgage Loans. On and after the Closing Date or the related Servicing Transfer Date (if applicable), Ocwen shall service and administer the Ocwen Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by Ocwen in its reasonable judgment) in accordance with the terms of this Agreement and the respective Ocwen Mortgage Loans and all applicable law and regulations and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                  (i) any relationship that Ocwen or any Affiliate of Ocwen may have with the related Mortgagor;

                  (ii) the ownership of any Certificate by Ocwen or any Affiliate of the Servicer;

                  (iii) Ocwen's obligation to make P&I Advances or Servicing Advances; or

                  (iv) Ocwen's right to receive compensation for its services hereunder.

            To the extent consistent with the foregoing, Ocwen shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes related to the Ocwen Mortgage Loans and shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of Ocwen, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related the Ocwen Mortgage Loan and, if such waiver is made in connection with a refinancing of the related the Ocwen Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Charge is unenforceable in accordance with applicable law or the collection of such related Prepayment Charge would otherwise violate applicable law or (iii) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.. Notwithstanding any provision


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

in this Agreement to the contrary, in the event the Prepayment Charge payable under the terms of the Mortgage Note related to a Ocwen Mortgage Loan is less than the amount of the Prepayment Charge set forth in the Prepayment Charge Schedule or other information provided to Ocwen, Ocwen shall not have any liability or obligation with respect to such difference, and in addition shall not have any liability or obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Prepayment Charge Schedule.

            Subject only to the above-described servicing standards (the "Accepted Servicing Practices") and the terms of this Agreement and of the respective Ocwen Mortgage Loans, Ocwen shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable with the goal of maximizing proceeds of the Mortgage Loan. Without limiting the generality of the foregoing, Ocwen in its own name is hereby authorized and empowered by the Trustee when Ocwen believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trust Fund, the Certificateholders and the Trustee or any of them, and upon written notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge or subordination, and all other comparable instruments, with respect to the Ocwen Mortgage Loans and the related Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee, for the benefit of the Trust Fund and the Certificateholders. Ocwen shall service and administer the Ocwen Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Ocwen shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.14, the Trustee shall execute, at the written request of Ocwen, and furnish to Ocwen a power of attorney in the form of Exhibit D hereto and other documents necessary or appropriate to enable Ocwen to carry out its servicing and administrative duties hereunder and furnished to the Trustee by Ocwen, and the Trustee shall not be liable for the actions of Ocwen under such powers of attorney and shall be indemnified by Ocwen for any cost, liability or expense incurred by the Trustee in connection with Ocwen's use or misuse of any such power of attorney.

            In accordance with Accepted Servicing Practices, Ocwen shall make or cause to be made Servicing Advances as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties related to the Ocwen Mortgage Loans, which Servicing Advances shall be reimbursable in the first instance from related collections from the related Mortgagors pursuant to
Section 3.07, and further as provided in Section 3.09; provided, however, Ocwen shall only make such Servicing Advance if the related Mortgagor has not made such payment and if the failure to make such Servicing Advance would result in the loss of the related Mortgaged Property due to a tax sale or foreclosure as result of a tax lien. Any cost incurred by Ocwen in effecting the payment of taxes and assessments on a Mortgaged Property related to an Ocwen Mortgage Loan shall not, for the purpose of calculating the Stated Principal Balance of such Ocwen Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Ocwen Mortgage Loan, notwithstanding that the terms of such Ocwen Mortgage Loan so permit. The parties to this Agreement acknowledge that Servicing Advances shall be reimbursable pursuant to
Section 3.09 of this Agreement, and agree that no

Servicing Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with the terms of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, Ocwen may not make any future advances with respect to an Ocwen Mortgage Loan and Ocwen shall not permit any modification with respect to any related Ocwen Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such related Ocwen Mortgage Loan (unless, as provided in Section 3.06, the related Mortgagor is in default with respect to the related Ocwen Mortgage Loan or such default is, in the judgment of Ocwen, reasonably foreseeable) or any modification, waiver or amendment of any term of any Ocwen Mortgage Loan that would both (A) effect an exchange or reissuance of such Ocwen Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Trust REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

            In the event that the Mortgage Loan Documents relating to any Ocwen Mortgage Loan contain provisions requiring the related Mortgagor to arbitrate disputes (at the option of the Trustee, on behalf of the Trust), the Trustee hereby authorizes Ocwen to waive the Trustee's right or option to arbitrate disputes and to send written notice of such waiver to the Mortgagor, although the Mortgagor may still require arbitration at its option.

            From and after the Servicing Transfer Date, Ocwen will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company or their successors on a monthly basis.

            SECTION 3.02. Sub-Servicing Agreements Between Ocwen and Sub-Servicers.

            Ocwen may arrange for the subservicing of any Ocwen Mortgage Loan by a Sub- Servicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Ocwen Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between Ocwen or a Sub-Servicer or reference to actions taken through Ocwen or otherwise, Ocwen shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if Ocwen alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by Ocwen shall contain a provision giving the successor


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Servicer the option to terminate such agreement in the event a successor
Servicer is appointed. All actions of each Sub-Servicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of Ocwen with the same force and effect as if performed directly by Ocwen.

            For purposes of this Agreement, Ocwen shall be deemed to have received any collections, recoveries or payments with respect to the Ocwen Mortgage Loans that are received by a Sub- Servicer regardless of whether such payments are remitted by the Sub-Servicer to Ocwen.

            SECTION 3.03. Successor Sub-Servicers.

            Any Sub-Servicing Agreement shall provide that Ocwen shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Ocwen Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02. Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to Ocwen (which may be the Trustee or the Master Servicer) without fee, in accordance with the terms of this Agreement, in the event that Ocwen (or any successor to Ocwen) shall, for any reason, no longer be the Servicer of the Ocwen Mortgage Loans (including termination due to a Servicer Event of Default).

            SECTION 3.04. No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders.

            Any Sub-Servicing Agreement and any other transactions or services relating to the Ocwen Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and Ocwen alone and the Master Servicer, Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.05.

            SECTION 3.05. Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

            In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of Ocwen hereunder by a successor Servicer (which may be the Trustee or the Master Servicer) pursuant to
Section 8.02, it is understood and agreed that Ocwen's rights and obligations under any Sub-Servicing Agreement then in force between Ocwen and a Sub-Servicer shall be assumed simultaneously by such successor Servicer without act or deed on the part of such successor Servicer; provided, however, that any successor Servicer may terminate the Sub-Servicer.

            Ocwen shall, upon the reasonable request of the Master Servicer, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.


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            The Servicing Fee payable to any such successor Servicer shall be payable from payments received on the Ocwen Mortgage Loans in the amount and in the manner set forth in this Agreement.

            SECTION 3.06. Collection of Certain Mortgage Loan Payments.

            Ocwen shall make reasonable efforts to collect all payments called for under the terms and provisions of the Ocwen Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and Accepted Servicing Practices, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Ocwen Mortgage Loans and held for its own account. Consistent with the foregoing, Ocwen may in its discretion (i) waive any late payment charge or, if applicable, penalty interest or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note related to an Ocwen Mortgage Loan for a period of not greater than 180 days; provided that any extension pursuant to this clause shall not affect the amortization schedule of any Ocwen Mortgage Loan for purposes of any computation hereunder. Notwithstanding the foregoing, in the event that any Ocwen Mortgage Loan is in default or, in the judgment of Ocwen, such default is reasonably foreseeable, Ocwen, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Ocwen Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Ocwen Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Ocwen Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in Ocwen's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Certificate Insurer (taking into account any estimated Realized Loss that might result absent such action).

            SECTION 3.07. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

            To the extent the terms of a Mortgage related to an Ocwen Mortgage Loan provide for Escrow Payments, Ocwen shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Ocwen shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after Ocwen's receipt thereof, all Escrow Payments collected on account of the Ocwen Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event later than the second Business Day after the deposit of good funds into the clearing account, and retain therein, all Escrow Payments collected on account of the Ocwen Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items; (ii) reimburse itself out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.11 (with respect to fire, flood and hazard insurance); (iii) refund to Mortgagors any


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sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of Ocwen's obligations and responsibilities in respect of the Ocwen Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, Ocwen shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. Notwithstanding the foregoing, Ocwen shall not be obligated to collect Escrow Payments if the related Ocwen Mortgage Loan does not require such payments but Ocwen shall nevertheless be obligated to make Servicing Advances as provided in Section 3.01 and Section
3.11. In the event Ocwen shall deposit in the Servicing Accounts any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicing Accounts, any provision to the contrary notwithstanding.

            To the extent that a Mortgage related to an Ocwen Mortgage Loan does not provide for Escrow Payments, Ocwen (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and Ocwen receives notice of a tax lien with respect to the Ocwen Mortgage Loan being imposed, Ocwen shall, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property unless Ocwen determines the advance to be nonrecoverable. Ocwen assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments subject to its determination of recoverability.

            SECTION 3.08. Collection Account and Distribution Account.

            (a) On behalf of the Trust Fund, Ocwen shall establish and maintain one or more "Collection Accounts", held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, Ocwen shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after Ocwen's receipt thereof, and shall thereafter deposit in the related Collection Account, in no event later than two Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date other than amounts attributable to a Due Date on or prior to the Cut-off Date:

                  (i) all payments on account of principal, including Principal Prepayments, on the Ocwen Mortgage Loans;

                  (ii) all payments on account of interest (net of the related Servicing Fee and any Prepayment Interest Excess) on each Ocwen Mortgage Loan;


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                  (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property) and all Subsequent Recoveries with respect to the Ocwen Mortgage Loans;

                  (iv) any amounts required to be deposited by Ocwen pursuant to
      Section 3.10 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                  (v) any amounts required to be deposited by Ocwen pursuant to the second paragraph of Section 3.11(a) in respect of any blanket policy deductibles;

                  (vi) any Purchase Price or Substitution Shortfall Amount delivered to Ocwen and all proceeds (net of amounts payable or reimbursable to Ocwen, the Master Servicer, the Trustee, the Custodian or the Securities Administrator) of Ocwen Mortgage Loans purchased in accordance with Section 2.03, Section 3.13 or Section 10.01; and

                  (vii) any Prepayment Charges collected by Ocwen in connection with the Principal Prepayment of any of the Ocwen Mortgage Loans or amounts required to be deposited by Ocwen in connection with a breach of its obligations under Section 2.05.

            The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees or other similar fees need not be deposited by Ocwen in the Collection Account and may be retained by Ocwen as additional compensation. In the event Ocwen shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

            (b) On behalf of the Trust Fund, the Securities Administrator shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee, the Trust Fund and the Certificateholders. On behalf of the Trust Fund, Ocwen shall deliver to the Securities Administrator in immediately available funds for deposit in the Distribution Account on or before 12:00 noon New York time on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and the amount of all Prepayment Charges collected by Ocwen in connection with the Principal Prepayment of any of the Ocwen Mortgage Loans then on deposit in the Collection Account relating to the Ocwen Mortgage Loans and the amount of any funds reimbursable to an Advance Financing Person pursuant to Section 3.25. If the balance on deposit in the Collection Account exceeds $100,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," Ocwen shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, Ocwen, the Trustee, the Master Servicer, the Securities Administrator or the Seller pursuant to Section 3.09 and shall pay such amounts to the Persons entitled thereto.

            With respect to any remittance received by the Securities Administrator on or after the first Business Day following the Business Day on which such payment was due, the


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Securities Administrator shall send written notice thereof to the related
Servicer. Ocwen shall pay to the Securities Administrator interest on any such late payment by Ocwen at an annual rate equal to Prime Rate (as defined in The Wall Street Journal) plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Ocwen to the Securities Administrator on the date such late payment is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by Ocwen of any such interest, or the failure of the Securities Administrator to notify Ocwen of such interest, shall not be deemed an extension of time for payment or a waiver of any Event of Default by Ocwen.

            (c) Funds in the Collection Account maintained by Ocwen and funds in the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.10. Ocwen shall give notice to the Trustee, the Securities Administrator and the Master Servicer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Securities Administrator shall give notice to Ocwen and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

            (d) Funds held in the Collection Account maintained by Ocwen at any time may be delivered by Ocwen in immediately available funds to the Securities Administrator for deposit in the Distribution Account. In the event Ocwen shall deliver to the Securities Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In no event shall the Securities Administrator incur liability as a result of withdrawals from the Distribution Account at the direction of Ocwen in accordance with the immediately preceding sentence. In addition, Ocwen shall deliver to the Securities Administrator no later than the Servicer Remittance Date the amounts set forth in clauses (i) through (iv) below:

                  (i) any P&I Advances, as required pursuant to Section 5.03;

                  (ii) any amounts required to be deposited pursuant to Section 3.21(d) or 3.21(f) in connection with any REO Property related to an Ocwen Mortgage Loan;

                  (iii) any amounts to be paid in connection with a purchase of Ocwen Mortgage Loans and REO Properties pursuant to Section 10.01; and

                  (iv) any amounts required to be deposited pursuant to Section
      3.22 in connection with any Prepayment Interest Shortfalls with respect to an Ocwen Mortgage Loan.

            SECTION 3.09. Withdrawals from the Collection Account and Distribution Account.

            (a) Ocwen shall, from time to time, make withdrawals from the related Collection Account for any of the following purposes or as described in
Section 5.03:


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                  (i) to remit to the Securities Administrator for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.08(b) or permitted to be so remitted pursuant to the first sentence of Section 3.08(d);

                  (ii) subject to Section 3.13(d), to reimburse itself (including any successor Servicer) for P&I Advances made by it, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on related Ocwen Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 5.03;

                  (iii) subject to Section 3.13(d), to pay itself any unpaid Servicing Fees and reimburse itself any unreimbursed Servicing Advances with respect to each Ocwen Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such related Ocwen Mortgage Loan;

                  (iv) to pay to itself as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the related Collection Account;

                  (v) to pay to itself or the Seller, as the case may be, with respect to each related Ocwen Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.13(c) all amounts received thereon not included in the Purchase Price or the Substitution Shortfall Amount;

                  (vi) to reimburse itself (including any successor to Ocwen) for

                  (A) any P&I Advance or Servicing Advance previously made by it which Ocwen has determined to be a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance in accordance with the provisions of Section 5.03 provided however, that Ocwen shall not be entitled to reimbursement for any Servicing Advance made prior to the Cut-off Date if Ocwen determines that such Servicing Advance constitutes a Nonrecoverable Servicing Advance; or

                  (B) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Ocwen Mortgage Loan under
            Section 3.06(a)(iii);

                  (vii) to reimburse itself or the Depositor for expenses incurred by or reimbursable to itself or the Depositor, as the case may be, pursuant to Section 3.01 or Section 7.03;

                  (viii) to reimburse itself or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement that were included in the Purchase Price of the related Ocwen Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;


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                  (ix) to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Ocwen Mortgage Loan pursuant to Section 3.13(b);

                  (x) to pay to itself any Prepayment Interest Excess on the Ocwen Mortgage Loans to the extent not retained pursuant to Section 3.08(a)(ii)); and

                  (xi) to clear and terminate the Collection Account pursuant to
      Section 10.01.

                  Ocwen shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (vii), (viii), (ix) and (x) above.

                  (b) The Securities Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                  (i) to make distributions to Certificateholders in accordance with Section 5.01;

                  (ii) to pay to itself, the Custodian and the Master Servicer amounts to which it is entitled pursuant to Section 9.05 or any other provision of this Agreement and any Extraordinary Trust Fund Expenses;

                  (iii) to reimburse itself or the Master Servicer pursuant to
      Section 8.02;

                  (iv) to pay to an Advance Financing Person reimbursements for P&I Advances and/or Servicing Advances pursuant to Section 3.25;

                  (v) to pay any amounts in respect of taxes pursuant to Section 11.01(g)(v);

                  (vi) to pay the Master Servicing Fee to the Master Servicer;

                  (vii) to pay the Credit Risk Management Fee to the Credit Risk Manager; and

                  (viii) to clear and terminate the Distribution Account pursuant to Section 10.01.

            SECTION 3.10. Investment of Funds in the Investment Accounts.

            (a) Ocwen may direct, by means of written directions (which may be standing directions), any depository institution maintaining the related Collection Account to invest the funds in such Collection Account (for purposes of this Section 3.10, an "Investment Account") in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the


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

date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor on such Permitted Investment. Amounts in the Distribution Account may be invested in Permitted Investments as directed in writing by the Master Servicer and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Securities Administrator shall be entitled to sole possession over each such investment in the Distribution Account and, subject to subsection (b) below, the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in the Collection Account maintained by Ocwen are at any time invested in a Permitted Investment payable on demand, the party with investment discretion over such Investment Account shall:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder promptly upon receipt by such party of written notice from Ocwen that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of Ocwen, shall be for the benefit of Ocwen and shall be subject to its withdrawal in accordance with
Section 3.09. Ocwen shall deposit in the Collection Account maintained by Ocwen the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All earnings and gain realized from the investment of funds deposited in the Distribution Account shall be for the benefit of the Master Servicer. The Master Servicer shall remit from its own funds for deposit into the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 9.01 and Section 9.02(a)(v), shall, at the written direction of the Servicer, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.


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            (d) The Trustee, the Master Servicer or their respective Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's or the Master Servicer's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Trustee or the Master Servicer pursuant to Section 3.09 or 3.10 or otherwise payable in respect of Extraordinary Trust Fund Expenses. Such additional compensation shall not be an expense of the Trust Fund.

            SECTION 3.11. Maintenance of Hazard Insurance, Errors and Omissions and Fidelity Coverage and Primary Mortgage Insurance.

            (a) The terms of each Mortgage Note require the related Mortgagor to maintain fire, flood and hazard insurance policies. To the extent such policies are not maintained, Ocwen shall cause to be maintained for each Mortgaged Property that is related to an Ocwen Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of the current principal balance of such Ocwen Mortgage Loan and the amount necessary to compensate fully for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Ocwen shall also cause to be maintained fire and hazard insurance on each REO Property with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Ocwen Mortgage Loan at the time it became an REO Property. Ocwen will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by Ocwen under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Practices, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.09, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to
Section 3.21, if received in respect of an REO Property. Any cost incurred by Ocwen in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Ocwen Mortgage Loan, notwithstanding that the terms of such Ocwen Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, Ocwen will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Ocwen Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).


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

            In the event that Ocwen shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:VI or better in Best's Key Rating Guide or otherwise acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Ocwen Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations to cause fire and hazard insurance to be maintained on the Mortgaged Properties, it being understood and agreed that such policy may contain a deductible clause, in which case Ocwen shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this
Section 3.11, and there shall have been one or more losses which would have been covered by such policy, deposit to the related Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Ocwen Mortgage Loans, Ocwen agrees to prepare and present, on behalf of itself, the Trustee, the Trust Fund, the Certificateholders and the Certificate Insurer, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

            (b) Ocwen shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of its respective obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Ocwen Mortgage Loans, unless Ocwen, has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. Ocwen shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless Ocwen, has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. Ocwen shall be deemed to have complied with this provision if an Affiliate of Ocwen, has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to Ocwen. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee.

            (c) Ocwen shall not take any action that would result in noncoverage under any applicable primary mortgage insurance policy of any loss which, but for the actions of Ocwen would have been covered thereunder. Ocwen shall use its best efforts to keep in force and effect any applicable primary mortgage insurance policy and, to the extent that the related Ocwen Mortgage Loan requires the Mortgagor to maintain such insurance, any other primary mortgage insurance applicable to any Ocwen Mortgage Loan. Except as required by applicable law or the related Mortgage Loan Documents, Ocwen shall not cancel or refuse to renew any such primary mortgage insurance policy that is in effect at the date of the initial issuance of the related Mortgage Note and is required to be kept in force hereunder.

            Ocwen agrees to present on behalf of the Trustee and the Certificateholders claims to the applicable insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Ocwen Mortgage Loans. Pursuant to Section 3.08, any amounts collected by Ocwen under any primary mortgage insurance policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section
3.09. Notwithstanding any provision to the contrary, Ocwen shall not have any responsibility with respect to a primary mortgage insurance policy unless Ocwen has been made aware of such policy, as reflected on the Mortgage Loan Schedule or otherwise and have been provided with adequate information to administer such policy.


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            SECTION 3.12. Enforcement of Due-on-Sale Clauses; Assumption
Agreements

            Ocwen shall, to the extent it has knowledge of any conveyance of any Mortgaged Property related to an Ocwen Mortgage Loan by any related Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Ocwen Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that Ocwen shall not exercise any such rights if prohibited by law from doing so. If Ocwen reasonably believes that it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, Ocwen shall enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Ocwen is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the then current underwriting criteria of Ocwen for mortgage loans similar to the Ocwen Mortgage Loans. In connection with any assumption or substitution, Ocwen shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. Ocwen shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by Ocwen in respect of an assumption or substitution of liability agreement will be retained by Ocwen as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. Ocwen shall notify the Trustee (or the Custodian) that any such substitution or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, Ocwen shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of an Ocwen Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which Ocwen may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.12, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            SECTION 3.13. Realization Upon Defaulted Mortgage Loans.

            (a) Ocwen shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties


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securing such of the Ocwen Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06. Ocwen shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by Ocwen as contemplated in Sections 3.09 and 3.21. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, Ocwen shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Ocwen Mortgage Loan after reimbursement to itself for such expenses.

            (b) Notwithstanding the foregoing provisions of this Section 3.13 or any other provision of this Agreement, with respect to any Ocwen Mortgage Loan as to which Ocwen has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, Ocwen shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or
(ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless Ocwen has also previously determined, based on its reasonable judgment and a prudent report prepared by an Independent Person who regularly conducts environmental audits using customary industry standards, that:

            (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this
Section 3.13 shall be advanced by Ocwen, subject to Ocwen's right to be reimbursed therefor from the related Collection Account as provided in Section 3.09(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the related Collection Account received in respect of the affected Ocwen Mortgage Loan or other Ocwen Mortgage Loans.

            If Ocwen determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the


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

containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then Ocwen shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by Ocwen, subject to Ocwen's right to be reimbursed therefor from the related Collection Account as provided in Sections 3.09(a)(iii) or 3.09(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the related Collection Account received in respect of the affected Ocwen Mortgage Loan or other Ocwen Mortgage Loans.

            (c) Ocwen shall have the right to purchase from REMIC I any defaulted Mortgage Loan that is 90 days or more delinquent, which Ocwen determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee, in form and substance satisfactory to Ocwen and the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Ocwen Mortgage Loan purchased hereunder shall be deposited in the related Collection Account, and the Trustee, upon receipt of written certification from Ocwen of such deposit, shall release or cause to be released to Ocwen the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as Ocwen shall furnish and as shall be necessary to vest in Ocwen title to any Ocwen Mortgage Loan released pursuant hereto.

            (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Ocwen Mortgage Loan, will be applied in the following order of priority: first, to reimburse Ocwen for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.09(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Ocwen Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Ocwen Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Ocwen Mortgage Loan, the amount of such recovery will be allocated by Ocwen as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to Ocwen pursuant to Section 3.09(a)(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Ocwen Mortgage Loan shall be applied as follows: first, to reimburse Ocwen for any related unreimbursed Servicing or P&I Advances in accordance with Section 3.09(a)(ii) and any other amounts reimbursable to Ocwen pursuant to Section 3.09, and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.08(b).

            SECTION 3.14. Trustee to Cooperate; Release of Mortgage Files.

            (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the related Servicer will promptly furnish to the Custodian, on behalf of the Trustee, two copies of a request for release substantially in the form attached to the Custodial Agreement signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a


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

signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Collection Account have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the related Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall within five (5) Business Days release the related Mortgage File to the related Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Collection Account.

            (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the related Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the related Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to the Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release within five (5) Business Days the related Mortgage File held in its possession or control to the related Servicer. Such trust receipt shall obligate the related Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the related Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the related Servicer.

            Notwithstanding the foregoing, in connection with a Principal Prepayment in full of any Mortgage Loan, the Master Servicer may request release of the related Mortgage File from the Custodian, in accordance with the provisions of the Custodial Agreement, in the event the related Servicer fails to do so.

            Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the related Servicer, any court pleadings, requests for trustee's sale or other documents prepared and delivered to the Trustee and reasonably acceptable to it and necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. So long as no Servicer Event of Default shall have occurred and be continuing, the related Servicer shall have


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the right to execute any and all such court pleadings, requests and other documents as attorney-in-fact for, and on behalf of the Trustee.

            SECTION 3.15. Servicing Compensation.

            As compensation for the activities of Ocwen, hereunder, Ocwen shall be entitled to the Servicing Fee with respect to each Ocwen Mortgage Loan payable solely from payments of interest in respect of such Ocwen Mortgage Loan, subject to Section 3.22. In addition, Ocwen shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.21. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of Ocwen's responsibilities and obligations under this Agreement to the extent permitted herein.

            Additional servicing compensation in the form of assumption fees, late payment charges and other miscellaneous fees (other than Prepayment Charges) shall be retained by Ocwen only to the extent such fees or charges are received by Ocwen. Ocwen shall also be entitled pursuant to Section 3.09(a)(iv) to withdraw from the related Collection Account and pursuant to Section 3.21(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.10. In addition, Ocwen shall be entitled to retain or withdraw from the related Collection Account, pursuant to Section 3.09(a)(x), any Prepayment Interest Excess with respect to the Ocwen Mortgage Loans as additional servicing compensation. Ocwen shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

            SECTION 3.16. Collection Account Statements.

            Not later than fifteen days after each Distribution Date, Ocwen shall forward to the Master Servicer, the Securities Administrator, the Trustee and the Depositor a statement prepared by the institution at which the related Collection Account is maintained setting forth the status of the related Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the related Collection Account of each category of deposit specified in Section 3.08(a) and each category of withdrawal specified in Section 3.09. Copies of such statement and any similar statements provided by Select Portfolio shall be provided by the Securities Administrator to any Certificateholder and to any Person identified to the Securities Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the related Servicer to the Securities Administrator.

            SECTION 3.17. Statement as to Compliance.

            Not later than March 15th of each calendar year commencing in 2005, Ocwen shall deliver to the Trustee, the Master Servicer and the Depositor an Officers' Certificate in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to Form 8-K or other required form (upon which the Master Servicer can conclusively rely in connection with its obligations under Section 5.06) stating, as to each signatory thereof, that (i) a review of


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the activities of Ocwen during the preceding year and of performance under this
Agreement has been made under such officers' supervision and (ii) to the best of such officer's knowledge, based on such review, Ocwen has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to the Certificate Insurer and any Certificateholder, upon request at the expense of the requesting party, provided such statement is delivered by Ocwen to the Trustee.

            SECTION 3.18. Independent Public Accountants' Servicing Report.

            Not later than March 15th of each calendar year commencing in 2005, Ocwen, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to Ocwen a report in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to Form 10-K or other required form stating that (i) it has obtained a letter of representation regarding certain matters from the management of Ocwen which includes an assertion that Ocwen has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated and such firm has determined that Ocwen has complied in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, Ocwen shall furnish a copy of such report to the Master Servicer, the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder and the Certificate Insurer upon request at the expense of the requesting party, provided that such statement is delivered by Ocwen to the Trustee.

            SECTION 3.19. Annual Certification.

            (a) Ocwen shall deliver to the Master Servicer, on or before March 15th of each calendar year beginning in 2005 (or, if any such day is not a Business Day, the immediately preceding Business Day) or such alternative date reasonably specified by the Master Servicer which shall occur not later than 15 days prior to the date any Form 10-K is required to be filed with the Commission in connection with the transactions contemplated by this Agreement, a certification in the form attached hereto as Exhibit C. Such certification shall be signed by the senior officer in charge of servicing of Ocwen. In addition, Ocwen shall provide such other information with respect to the Ocwen Mortgage Loans and the servicing and administration thereof within the control of Ocwen which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended, pursuant to Section 5.06 hereof.

            (b) Ocwen shall indemnify and hold harmless the Master Servicer, the Securities Administrator, the Trustee, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by Ocwen or any of its officers, directors, agents or affiliates of its


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obligations under this Section 3.19 or Ocwen's negligence, bad faith or willful misconduct in connection therewith. Such indemnity shall survive the termination or resignation of the parties hereto or the termination of this Agreement. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator, the Trustee and the Depositor, then Ocwen agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator, the Trustee and the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer, the Securities Administrator, the Trustee and the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer, the Securities Administrator, the Trustee and the Depositor on the one hand and Ocwen on the other in connection with a breach of Ocwen's obligations under this Section 3.19.

            SECTION 3.20. Access to Certain Documentation.

            Ocwen shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificate Owner, access to the documentation regarding the Ocwen Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of Ocwen designated by it. Nothing in this Section 3.20 shall limit the obligation of Ocwen to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of Ocwen to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.20 shall require Ocwen to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. Ocwen shall not be required to make copies of or ship documents to any Person unless provisions have been made for the reimbursement of the costs thereof.

            SECTION 3.21. Title, Management and Disposition of REO Property.

            (a) The deed or certificate of sale of any REO Property related to an Ocwen Mortgage Loan shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust Fund and for the benefit of the Certificateholders. Ocwen, on behalf of REMIC I, shall either sell any REO Property by the close of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless Ocwen had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. Ocwen shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.


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

            (b) Ocwen shall segregate and hold all funds collected and received in connection with the operation of any REO Property related to an Ocwen Mortgage Loan separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. Ocwen shall be permitted to allow the related Collection Account to serve as the REO Account, subject to the maintenance of separate ledgers for each REO Property. Ocwen shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

            (c) Ocwen shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property related to an Ocwen Mortgage Loan as are consistent with the manner in which Ocwen manages and operates similar property owned by it or any of its Affiliates, all on such terms and for such period as Ocwen deems to be in the best interests of Certificateholders. In connection therewith, Ocwen shall deposit, or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after Ocwen's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of good funds into the clearing account, all revenues received by it with respect to an REO Property related to an Ocwen Mortgage Loan and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                  (i) all insurance premiums due and payable in respect of such REO Property;

                  (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

                  (iii) all costs and expenses necessary to maintain such REO Property.

            To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, Ocwen shall advance from its own funds such amount as is necessary for such purposes if, but only if, Ocwen would make such advances if Ocwen owned the REO Property and if in Ocwen's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

            Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding the foregoing, Ocwen, on behalf of the Trust Fund, shall not:

                  (i) enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                  (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;


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                  (iii) authorize or permit any construction on any REO
      Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Ocwen Mortgage Loan became imminent, all within the meaning of
      Section 856(e)(4)(B) of the Code; or

                  (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, Ocwen has obtained an Opinion of Counsel, provided to Ocwen and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case Ocwen may take such actions as are specified in such Opinion of Counsel.

                  Ocwen may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                  (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                  (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                  (iii) none of the provisions of this Section 3.21(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve Ocwen of any of its duties and obligations to the Trustee on behalf of the Trust Fund and for the benefit of the Certificateholders with respect to the operation and management of any such REO Property; and

                  (iv) Ocwen shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

            Ocwen shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of Ocwen by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. Ocwen shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether Ocwen's compensation pursuant to Section 3.15 is sufficient to pay such fees. Any such agreement shall include a provision that such agreement may be immediately terminated by the Trustee (as successor Servicer) or any other successor Servicer (including the Master Servicer) without fee, in the event Ocwen shall for any reason, no longer be the Servicer of the Ocwen Mortgage Loans (including termination due to a Servicer Event of Default).


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            (d) In addition to the withdrawals permitted under Section 3.21(c),
Ocwen may from time to time make withdrawals from the REO Account for any REO
Property: (i) to pay itself unpaid Servicing Fees in respect of the related Ocwen Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Ocwen Mortgage Loan. On the Servicer Remittance Date, Ocwen shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.08(d)(ii), for distribution on the related Distribution Date in accordance with Section 5.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.21(c) or this Section 3.21(d).

            (e) Subject to the time constraints set forth in Section 3.21(a), each REO Disposition shall be carried out by Ocwen at such price and upon such terms and conditions as Ocwen shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices.

            (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Ocwen Mortgage Loan and net of any payment or reimbursement to Ocwen as provided above, shall be deposited in the Distribution Account in accordance with Section 3.08(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 5.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

            (g) Ocwen shall file information returns (and shall provide a certification of a Servicing Officer to the Master Servicer that such filings have been made) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            SECTION 3.22. Obligations of Ocwen in Respect of Prepayment Interest Shortfalls; Relief Act Interest Shortfalls.

            Ocwen shall deliver to the Securities Administrator for deposit into the Distribution Account on or before 12:00 noon New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate amount of the Prepayment Interest Shortfalls attributable to prepayments in full on the Ocwen Mortgage Loans for the related Distribution Date resulting solely from voluntary Principal Prepayments received by Ocwen during the related Prepayment Period and (ii) the aggregate amount of the related Servicing Fees payable to Ocwen on such Distribution Date with respect to the Ocwen Mortgage Loans. Ocwen shall not have the right to reimbursement for any amounts remitted to the Securities Administrator in respect of this Section
3.22. Ocwen shall not be obligated to pay the amounts set forth in this Section
3.22 with respect to shortfalls resulting from the application of the Relief
Act.


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            SECTION 3.23. Obligations of Ocwen in Respect of Mortgage Rates and
Monthly Payments.

            In the event that a shortfall in any collection on or liability with respect to any Ocwen Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by Ocwen in a manner not consistent with the terms of the related Mortgage Note and this Agreement, Ocwen, upon discovery or receipt of notice thereof, immediately shall deliver to the Securities Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Securities Administrator, the Master Servicer, the Depositor and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this
Section 3.23 shall not limit the ability of Ocwen to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note and Mortgage, to the extent permitted by applicable law.

            SECTION 3.24. Reserve Fund.

            (a) No later than the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account entitled, "Reserve Fund, Wells Fargo Bank, N.A., in trust for the registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Asset Backed Pass-Through Certificates." On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Reserve Fund $1,000. In addition, the amount deposited in the Reserve Fund shall be increased by any payments received by the Securities Administrator under the Group I Cap Contract and deposited into Reserve Fund for the benefit of the Class A-1 Certificates, Mezzanine Certificates and the Class B Certificates and under the Group II Cap Contract and deposited in the Reserve Fund for the benefit of the Class A-2 Certificates, the Mezzanine Certificates and the Class B Certificates.

            (b) On each Distribution Date, the Securities Administrator shall deposit into the Reserve Fund the amounts described in Section 5.01(a)(7)(vi), rather than distributing such amounts to the Class CE Certificateholders, and
Section 5.01(a)(7)(vii). On each such Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates and will distribute such amounts to the Holders of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates, in the amounts and priorities set forth in Section 5.01(a). If no Net WAC Rate Carryover Amounts are payable on a Distribution Date, the Securities Administrator shall deposit, into the Reserve Fund on behalf of the Class CE Certificateholders, from amounts otherwise distributable to the Class CE Certificateholders, an amount such that when added to other amounts already on deposit in the Reserve Fund, the aggregate amount on deposit therein is equal to $1,000.

            (c) For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund (other than the initial deposit therein of $1,000) and any amounts paid to the Reserve Fund from the Cap Contracts shall be treated as amounts distributed by REMIC II to the Holders of the Class CE Certificates. Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates, all amounts


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remaining on deposit in the Reserve Fund will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Class A Certificates, the Mezzanine Certificates or the Class B Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

            (d) By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees that the Securities Administrator will deposit into the Reserve Fund the amounts described above on each Distribution Date rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that its agreement to such action by the Securities Administrator is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

            (e) At the direction of the Holders of a majority in Percentage Interest in the Class CE Certificates, the Securities Administrator shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator or an Affiliate manages or advises such investment. All income and gain earned upon such investment shall be deposited into the Reserve Fund. In no event shall the Securities Administrator be liable for any investments made pursuant to this clause (e). If the Holders of a majority in Percentage Interest in the Class CE Certificates fail to provide investment instructions, funds on deposit in the Reserve Fund shall be held uninvested by the Securities Administrator without liability for interest or compensation.

            (f) For federal tax return and information reporting, the right of the Class A Certificateholders, the Mezzanine Certificateholders and Class B Certificateholders to receive payments from the Reserve Fund in respect of any Net WAC Rate Carryover Amount shall be assigned a value of $58,000 with respect to Certificates covered by the Group I Cap Contract and $55,000 with respect to Certificates covered by the Group II Cap Contract.

            SECTION 3.25. Advance Facility.

            (a) Notwithstanding anything to the contrary contained herein, (i) Ocwen is hereby authorized to enter into an advance facility ("Advance Facility") but no more than two Advance Facilities without the prior written consent of the Trustee, which consent shall not be unreasonably withheld, under which (A) Ocwen sells, assigns or pledges to an advancing person (an "Advance Financing Person") Ocwen's rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (B) an Advance Financing Person agrees to finance some or all P&I Advances or Servicing Advances required to be made by Ocwen pursuant to this Agreement and (ii) Ocwen is hereby authorized to assign its rights to the Servicing Fee (which rights shall terminate upon the resignation, termination or removal of Ocwen pursuant to the terms of this Agreement); it being understood that neither the Trust Fund nor any party hereto


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shall have a right or claim (including without limitation any right of offset)
to any amounts for reimbursement of P&I Advances or Servicing Advances so assigned or to the portion of the Servicing Fee so assigned. Subject to the provisions of the first sentence of this Section 3.25(a), no consent of the Depositor, Trustee, Master Servicer, Certificateholders or any other party is required before Ocwen may enter into an Advance Facility, but Ocwen shall provide notice to the Depositor, Master Servicer and the Trustee of the existence of any such Advance Facility promptly upon the consummation thereof stating (a) the identity of the Advance Financing Person and (b) the identity of any Person ("Servicer's Assignee") who has the right to receive amounts in reimbursement of previously unreimbursed P&I Advances or Servicing Advances. Notwithstanding the existence of any Advance Facility under which an advancing person agrees to finance P&I Advances and/or Servicing Advances on Ocwen's behalf, Ocwen shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

            (b) Reimbursement amounts ("Advance Reimbursement Amounts") shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Ocwen Mortgage Loans for which Ocwen would be permitted to reimburse itself in accordance with this Agreement, assuming Ocwen had made the related P&I Advance(s) and/or Servicing Advance(s).

            (c) Ocwen shall maintain and provide to any successor Servicer (with, upon request, a copy to the Trustee) a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any advancing person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

            (d) Reimbursement amounts distributed with respect to each Ocwen Mortgage Loan shall be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Ocwen Mortgage Loan on a "first-in, first out" (FIFO) basis. The documentation establishing any Advance Facility shall require Ocwen to provide to the related advancing person or its designee loan-by-loan information with respect to each such reimbursement amount distributed to such advancing person or Advance Facility trustee on each Distribution Date, to enable the advancing person or Advance Facility trustee to make the FIFO allocation of each such reimbursement amount with respect to each Ocwen Mortgage Loan. Ocwen shall remain entitled to be reimbursed by the advancing person or Advance Facility trustee for all P&I Advances and Servicing Advances funded by Ocwen to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an advancing person.

            (e) Any amendment to this Section 3.25 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.25, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor, and Ocwen without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement, provided, that the Trustee has been provided an Opinion of Counsel that such amendment is authorized hereunder and has no material adverse effect on the Certificateholders or the Certificate Insurer, which opinion shall be an expense of the party requesting such opinion but in


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any case shall not be an expense of the Trustee or the Trust Fund; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency (instead of obtaining an Opinion of Counsel to such effect) stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such rating letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Prior to entering into an Advance Facility, Ocwen shall notify the lender under such facility in writing that: (a) the P&I Advances and/or Servicing Advances financed by and/or pledged to the lender are obligations owed to Ocwen on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of P&I Advances and/or Servicing Advances only to the extent provided herein, and neither the Master Servicer, the Securities Administrator, the Trustee nor the Trust are otherwise obligated or liable to repay any P&I Advances and/or Servicing Advances financed by the lender; (b) Ocwen will be responsible for remitting to the lender the applicable amounts collected by it as Servicing Fees and as reimbursement for P&I Advances and/or Servicing Advances funded by the lender, as applicable, subject to the restrictions and priorities created in this Agreement; and (c) neither the Master Servicer, the Securities Administrator nor the Trustee shall have any responsibility to calculate any amount payable under an Advance Facility or to track or monitor the administration of the financing arrangement between Ocwen and the lender or the payment of any amount under an Advance Facility.

            (f) Ocwen shall indemnify the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund for any cost, liability or expense relating to the Advance Facility including, without limitation, a claim, pending or threatened, by an Advance Financing Person.

            SECTION 3.26. The Servicer Indemnification.

            Ocwen agrees to indemnify the Certificate Insurer, Trustee, Master Servicer and the Securities Administrator, from, and hold the Trustee, Master Servicer and the Securities Administrator harmless against, any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by any such Person by reason of Ocwen's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of Ocwen's reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Certificate Insurer, Ocwen, the Trustee, the Master Servicer and the Securities Administrator. Any payment hereunder made by Ocwen to any such Person shall be from Ocwen's own funds, without reimbursement from REMIC I therefor.

            SECTION 3.27. Certificate Insurer Access

            Upon the occurrence of a Trigger Event, Ocwen shall afford the Certificate Insurer access to its books and records concerning the servicing of the Mortgage Loans, and shall make servicing officers available to the Certificate Insurer to discuss the servicing of the Ocwen Mortgage Loans, upon reasonable prior notice to Ocwen, and during Ocwen's normal business hours.


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                                   ARTICLE IV

                       ADMINISTRATION AND MASTER SERVICING
                  OF THE MORTGAGE LOANS BY THE MASTER SERVICER

            SECTION 4.01. Master Servicer.

            The Master Servicer shall, from and after the Closing Date, in the case of Select Portfolio and Fremont. supervise, monitor and oversee the obligations of Ocwen under this Agreement and Fremont and Select Portfolio under the related Servicing Agreement to service and administer the related Mortgage Loans in accordance with the terms of this Agreement and the Servicing Agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicers and Fremont as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicers and Fremont and shall cause the Servicers and Fremont to perform and observe the covenants, obligations and conditions to be performed or observed by Ocwen under this Agreement or Fremont and Select Portfolio under the Servicing Agreements. The Master Servicer shall independently and separately monitor the Servicers' and Fremont's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' or Fremont's and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 5.03 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers or Fremont to the Distribution Account pursuant to the terms hereof based on information provided to the Master Servicer by the Servicers and Fremont. Notwithstanding anything to the contrary herein, the Master Servicer shall have no obligation to supervise, monitor or oversee the performance of Fremont under the Fremont Servicing Agreement on or after the related Servicing Transfer Date.

            The Trustee shall furnish the related Servicer, Fremont and the Master Servicer with any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the related Servicer, Fremont and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer, the related Servicer or Fremont pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer, the related Servicer or Fremont, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person's misuse of any such power of attorney.

            The Trustee, the Custodian and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodian or the Securities Administrator regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Securities Administrator; provided,


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however, that, unless otherwise required by law, none of the Trustee, the
Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's, the Custodian's or the Securities Administrator's actual costs.

            The Trustee shall execute and deliver to the related Servicer, Fremont or the Master Servicer upon request any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

            SECTION 4.02. REMIC-Related Covenants.

            For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to treat such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the related Servicer, Fremont or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event as defined in Section 11.01(f).

            SECTION 4.03. Monitoring of Servicer.

            (a) The Master Servicer shall be responsible for monitoring the compliance by Ocwen with its duties under this Agreement and Fremont and Select Portfolio with their respective duties under the Servicing Agreements. In the review of the related Servicer's or Fremont's activities, the Master Servicer may rely upon an officer's certificate of the related Servicer or Fremont with regard to such Servicer's or Fremont's compliance with the terms of this Agreement or the related Servicing Agreement, as applicable. In the event that the Master Servicer, in its judgment, determines that the related Servicer or Fremont should be terminated in accordance with the terms hereof or the terms of the related Servicing Agreement or that a notice should be sent pursuant to the terms hereof or the terms of the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, or an event of default under the related Servicing Agreement, the Master Servicer shall notify the related Servicer, Fremont, the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

            (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of Ocwen under this Agreement and Fremont and Select Portfolio under the Servicing Agreements and shall, in the event that Ocwen fails to


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perform its obligations in accordance with this Agreement, subject to this
Section and Article VIII, the Trustee shall terminate the rights and obligations of Ocwen hereunder in accordance with the provisions of Article VIII. In the event that Fremont or Select Portfolio fails to perform its obligations in accordance with the related Servicing Agreement, the Master Servicer shall terminate the rights and obligations of Fremont or Select Portfolio, as applicable, as servicer in accordance with the related Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

            (c) The Master Servicer shall be entitled to be reimbursed by the related Servicer or Fremont, as applicable (or from amounts on deposit in the Distribution Account if the related Servicer or Fremont is unable to fulfill its obligations hereunder or under the related Servicing Agreement) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer) or Fremont, including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the related Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

            (d) The Master Servicer shall require the Servicers and Fremont to comply with the remittance requirements and other obligations set forth in this Agreement and the related Servicing Agreements.

            (e) If the Master Servicer acts as successor to a Servicer or Fremont, it will not assume liability for the representations and warranties of the terminated Servicer or Fremont.

            SECTION 4.04. Fidelity Bond.

            The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

            SECTION 4.05. Power to Act; Procedures.

            The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article XI, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority


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(i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall not permit the related Servicer or Fremont to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I or REMIC II, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney prepared and delivered to it and reasonably acceptable to it by empowering the Master Servicer, the related Servicer or Fremont to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement or the related Servicing Agreement, and the Trustee shall execute and deliver such other documents prepared and delivered to it and reasonably acceptable to it, as the Master Servicer, the related Servicer or Fremont may request, to enable the Master Servicer to master service and administer the related Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer, the related Servicer or Fremont and shall be indemnified by the Master Servicer, the related Servicer or Fremont, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person's use or misuse of any such power of attorney). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.10. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

            SECTION 4.06. Due-on-Sale Clauses; Assumption Agreements.

            To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer or Fremont, as applicable, to enforce such clauses in accordance with this Agreement or the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement or the related Servicing Agreement and, as a consequence, a


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Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement or the related Servicing Agreement.

            SECTION 4.07. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

            (a) The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Distribution Account. The Master Servicer shall, and, subject to Section 3.20 of this Agreement or, to the extent provided therein, the related Servicing Agreement, shall cause the related Servicer or Fremont to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

            (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Trustee for deposit in the Distribution Account.

            SECTION 4.08. Standard Hazard Insurance and Flood Insurance
Policies.

            For each Mortgage Loan, the Master Servicer shall enforce the obligation of Ocwen under this Agreement or Fremont or Select Portfolio under the applicable Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement or the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in Section 3.11 of the Agreement or the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

            SECTION 4.09. Presentment of Claims and Collection of Proceeds.

            The Master Servicer shall enforce Ocwen's obligations under this Agreement or Fremont or Select Portfolio under the applicable Servicing Agreement to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's


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claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer in respect of such policies, bonds or contracts shall be promptly remitted to the Trustee for deposit in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable insurance policy need not be so or remitted.

            SECTION 4.10. Maintenance of Primary Mortgage Insurance Policies.

            (a) The Master Servicer shall not take, or permit the related Servicer or Fremont to take (to the extent such action is prohibited by this Agreement or the related Servicing Agreement), any action that would result in noncoverage under any primary mortgage insurance policy of any loss which, but for the actions of the Master Servicer, the related Servicer or Fremont, as applicable, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the related Servicer or Fremont to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement or the related Servicing Agreement. The Master Servicer shall not, and shall not permit the related Servicer or Fremont to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement or the related Servicing Agreement.

            (b) The Master Servicer agrees to cause the related Servicer or Fremont to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans.

            SECTION 4.11. Trustee to Retain Possession of Certain Insurance Policies and Documents.

            The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer and the related Servicer and Fremont have otherwise fulfilled their respective obligations under this Agreement and the Servicing Agreements the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Mortgage Loan Documents that come into the possession of the Master Servicer from time to time.


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            SECTION 4.12. Realization Upon Defaulted Mortgage Loans.

            The Master Servicer shall cause the related Servicer or Fremont to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with this Agreement or the related Servicing Agreement.

            SECTION 4.13. Compensation for the Master Servicer.

            As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee and the income from investment of or earnings on the funds from time to time in the Distribution Account, as provided in Section 3.10. The Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 4.18. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

            SECTION 4.14. REO Property.

            (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall cause the related Servicer or Fremont to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement or the related Servicing Agreement. Further, the Master Servicer shall cause the related Servicer or Fremont to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless (i) the Trustee shall have been supplied by the related Servicer or Fremont with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or
(ii) the related Servicer or Fremont shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the related Servicer or Fremont to protect and conserve, such REO Property in the manner and to the extent required by this Agreement or the related Servicing Agreement in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

            (b) The Master Servicer shall cause the related Servicer or Fremont to deposit all funds collected and received in connection with the operation of any REO Property in the REO Account or in the account delegated for such amounts under the related Servicing Agreement.


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            SECTION 4.15. Annual Officer's Certificate as to Compliance.

            (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 15 of each year, commencing on March 15, 2005, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

            (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

            SECTION 4.16. Annual Independent Accountant's Servicing Report.

            If the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before March 15 of each year, commencing on March 15, 2005 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement). If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.


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            SECTION 4.17. UCC.

            The Depositor agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Depositor were filed on the Closing Date in connection with the Trust. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

            SECTION 4.18. Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

            In the event of any Prepayment Interest Shortfalls, the Master Servicer shall deposit into the Distribution Account not later than the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the related Servicer or Fremont with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments in full on the Mortgage Loans for the related Distribution Date, and not so paid by the related Servicer or Fremont and (ii) the aggregate amount of the related Master Servicing Fees for such Distribution Date, without reimbursement therefor.

            SECTION 4.19. Prepayment Penalty Verification.

            On or prior to each Servicer Remittance Date, Ocwen shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties set forth in this Section
4.19. The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Depositor (the "Verification Agent") will perform such verification duties and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and the Depositor within ten (10) Business Days following the related Distribution Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Distribution Date, the Verification Agent may issue and deliver to the Master Servicer and the Depositor the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to Ocwen and shall notify Ocwen if the Master Servicer has determined that Ocwen did not deliver the appropriate Prepayment Charge to the Securities Administrator in accordance with this Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Mortgage Loan for which there is a discrepancy. If Ocwen agrees with the verified amounts, Ocwen shall adjust the immediately succeeding Servicer Report and the amount remitted to the Trustee with respect to prepayments accordingly. If Ocwen disagrees with the determination of the Master Servicer, Ocwen shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. Ocwen and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and Ocwen will indicate the effect of such resolution on the related Servicer Report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.

            During such time as Ocwen and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the Securities Administrator for deposit in the Distribution Account


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and the Master Servicer shall not be obligated to deposit such payments, unless otherwise required pursuant to Section 8.01 hereof. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by Ocwen in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the related Servicer or Fremont.


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                                   ARTICLE V

                         PAYMENTS TO CERTIFICATEHOLDERS

            SECTION 5.01. Distributions.

            (a) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates, in respect of the Class R-I Interest, as the case may be:

                  (i) to Holders of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11, REMIC I Regular Interest I-LTB, REMIC I Regular Interest I-LTZZ and REMIC I Regular Interest I-LTP, pro rata, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LTZZ shall be reduced when the REMIC I Overcollateralization Amount is less than the REMIC I Required Overcollateralization Amount, by the lesser of
      (x) the amount of such difference and (y) the Maximum I-LTZZ Uncertificated Interest Deferral Amount and such amount will be payable to the Holders of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTB in the same proportion as the Overcollateralization Increase Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC I Regular Interest I-LTZZ shall be increased by such amount;

                  (ii) to Holders of REMIC I Regular Interest I-LT1SUB, REMIC I Regular Interest I-LT1GRP, REMIC I Regular Interest I-LT2SUB, REMIC I Regular Interest I-LT2GRP, and REMIC I Regular Interest I-LTXX, pro rata, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (iii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the REMIC I Marker Allocation Percentage of the available funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                  (A) 98.00% of such remainder to the Holders of REMIC I Regular
            Interest I-LTAA, until the Uncertificated Balance of such Uncertificated REMIC I Regular Interest is reduced to zero;


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                  (B) 2.00% of such remainder, first, to the Holders of REMIC I
            Regular Interest I-LTA1, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTM1, REMIC I Regular Interest I-LTM2, REMIC I Regular Interest I-LTM3, REMIC I Regular Interest I-LTM4, REMIC I Regular Interest I-LTM5, REMIC I Regular Interest I-LTM6, REMIC I Regular Interest I-LTM7, REMIC I Regular Interest I-LTM8, REMIC I Regular Interest I-LTM9, REMIC I Regular Interest I-LTM10, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTB, 1 % of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero and second to the Holders of REMIC I Regular Interest I-LTZZ, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero;

                  (C) to the Holders of REMIC I Regular Interest I-LTP, all
            Prepayment Charges and on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; then

                  (D) any remaining amount to the Holders of the Class R-I
            Interest, in respect of the Class R-I Interest;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ, respectively.

                  (iv) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the REMIC I Sub WAC Allocation Percentage of available funds for such Distribution Date after the distributions made pursuant to clause (ii) above, such that distributions of principal shall be deemed to be made to the REMIC I Regular Interests first, so as to keep the Uncertificated Balance of each REMIC I Regular Interest ending with the designation "GRP" equal to 0.01% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the current Certificate Principal Balance of the Class A Certificate in the related Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining principal to REMIC I Regular Interest I-LTXX.

                  (v) Notwithstanding the distributions described in Section 5.01(a)(1), distributions of funds shall be made to Certificateholders only in accordance with Section 5.01(2) through (7) and Section 5.01(b).

            (2) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Interest Remittance Amount and make the following disbursements and transfers


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      in the order of priority described below, in each case to the extent of the Group I Interest Remittance Amount remaining for such Distribution
      Date:

            first, to the Certificate Insurer, the Premium Amount multiplied by a fraction, the numerator of which is the Certificate Principal Balance of the Class A-1 Certificates prior to such Distribution Date, and the denominator of which is the aggregate Certificate Principal Balance of the Insured Certificates prior to such Distribution Date;

            second, to the Holders of the Class A-1 Certificates, the Senior Interest Distribution Amount allocable to the Class A-1 Certificates;

            third, to the Holders of the Class A-2 Certificates, the Senior Interest Distribution Amount allocable to the Class A-2 Certificates, to the extent remaining unpaid after the distribution of the Group II Interest Remittance Amount as set forth in Section 5.01(a)(3) below; and

            fourth, to the Certificate Insurer, any Reimbursement Amounts and any Premium Amount allocable to the Class A-2 Certificates remaining unpaid pursuant to Section 5.01(a)(3) below.

            (3) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group II Interest Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group II Interest Remittance Amount remaining for such Distribution Date:

            first, to the Certificate Insurer, the Premium Amount by a fraction, the numerator of which is the Certificate Principal Balance of the Class A-2 Certificates prior to such Distribution Date, and the denominator of which is the aggregate Certificate Principal Balance of the Insured Certificates prior to such Distribution Date;

            second, to the Holders of the Class A-2 Certificates, the Senior Interest Distribution Amount allocable to the Class A-2 Certificates;

            third, to the Holders of the Class A-1 Certificates the Senior Interest Distribution Amount allocable to the Class A-1 Certificates, to the extent remaining unpaid after the distribution of the Group I Interest Remittance Amount as set forth in Section 5.01(a)(2) above; and

            fourth, to the Certificate Insurer, any Reimbursement Amounts and any Premium Amount allocable to the Class A-1 Certificates remaining unpaid pursuant to Section 5.01(a)(2) above.

            (4) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Interest Remittance Amount, and the Group II Interest Remittance Amount remaining after the distributions required by clauses (2) and (3) above and make the following disbursements and transfers in the order of priority described below, in each


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      case to the extent of the Group I Interest Remittance Amount and Group II
      Interest Remittance Amount remaining for such Distribution Date:

            sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates, in that order, the Interest Distribution Amount allocable to each such Class.

            (5) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Principal Distribution Amount and the Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

            first, to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

            second, to the Holders of the Class A-2 Certificates, after taking into account the distribution of the Group II Principal Distribution Amount as described in Section 5.01(a)(5)(ii) below, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; and

            third, to the Certificate Insurer, the amount of all Reimbursement Amounts not repaid pursuant to Section 5.01(a)(2) and (a)(3) above.

                  (ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

            first, to the Holders of the Class A-2 Certificates, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

            second, to the Holders of the Class A-1 Certificates after taking into account the distribution of the Group I Principal Distribution Amount as described above in Section 5.01(a)(5)(i) above, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

            third, to the Certificate Insurer, the amount of all Reimbursement Amounts not repaid pursuant to Section 5.01(a)(2) and (a)(3) above.

                  (iii) The Group I Principal Distribution Amount and Group II Principal Distribution Amount remaining after distributions pursuant to Sections 5.01(a)(5)(i) and (ii) above shall be distributed in the following order of priority:

            sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11


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

            and Class B Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero.

            (6) On each Distribution Date (a) on or after the Stepdown Date and
      (b) on which a Trigger Event is not in effect, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Principal Distribution Amount and the Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

            first, to the Holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of Class A-1 Certificates has been reduced to zero;

            second, to the Holders of the Class A-2 Certificates, after taking into account the distribution of the Group II Principal Distribution Amount pursuant to Section 5.01(a)(6)(ii) below, up to an amount equal to the amount, if any, of the Class A-2 Principal Distribution Amount remaining unpaid on such Distribution Date, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; and

            third, to the Certificate Insurer, the amount of all Reimbursement Amounts not repaid pursuant to Section 5.01(a)(2) and (a)(3) above.

                  (ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

            first, to the Holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

            second, to the Holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount pursuant to Section 5.01(a)(6)(i) above, up to an amount equal to the amount, if any, of the Class A-1 Principal Distribution Amount remaining unpaid on such Distribution Date, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

            third, to the Certificate Insurer, the amount of all Reimbursement Amounts not repaid pursuant to Section 5.01(a)(2) and (a)(3) above.

                  (iii) The Principal Distribution Amount remaining after distributions pursuant to Sections 5.01(a)(6)(i) and (ii) above shall be distributed in the following order of priority:

            first, to the Holders of the Class M-1 Certificates, the lesser of
            (x) the remaining Principal Distribution Amount and (y) the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

            second, to the Holders of the Class M-2 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, and (y) the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

            third, to the Holders of the Class M-3 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above and to the Holders of the Class M-2 Certificates under clause second above, and (y) the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

            fourth, to the Holders of the Class M-4 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M-2 Certificates under clause second above and to the Holders of the Class M-3 Certificates under clause third above, and
            (y) the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

            fifth, to the Holders of the Class M-5 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M-2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above and to the Holders of the Class M-4 Certificates under clause fourth above, and
            (y) the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

            sixth, to the Holders of the Class M-6 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above and to the Holders of the Class M-5 Certificates under clause fifth above, and (y) the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

            seventh, to the Holders of the Class M-7 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to


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

            the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above and to the Holders of the Class M-6 Certificates under clause sixth above, and (y) the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

            eighth, to the Holders of the Class M-8 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above, to the Holders of the Class M-6 Certificates under clause sixth above and to the Holders of the Class M-7 Certificates under clause seventh above, and (y) the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

            ninth, to the Holders of the Class M-9 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above, to the Holders of the Class M-6 Certificates under clause sixth above, to the Holders of the Class M-7 Certificates under clause seventh above and to the Holders of the Class M-8 Certificates under clause eighth above, and (y) the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

            tenth, to the Holders of the Class M-10 Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above, to the Holders of the Class M-6 Certificates under clause sixth above, to the Holders of the Class M-7 Certificates under clause seventh above, to the Holders of the Class M-8 Certificates under clause eighth above and to the Holders of the Class M-9 Certificates under clause ninth above, and (y) the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero;

            eleventh, to the Holders of the Class M-11 Certificates, the lesser of (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the


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

            amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above, to the Holders of the Class M-6 Certificates under clause sixth above, to the Holders of the Class M-7 Certificates under clause seventh above, to the Holders of the Class M-8 Certificates under clause eighth above, to the Holders of the Class M-9 Certificates under clause ninth above and to the Holders of the Class M-10 Certificates under clause tenth above, and (y) the Class M-11 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero; and

            twelfth, to the Holders of the Class B Certificates, the lesser of
            (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class M-1 Certificates under clause first above, to the Holders of the Class M 2 Certificates under clause second above, to the Holders of the Class M-3 Certificates under clause third above, to the Holders of the Class M-4 Certificates under clause fourth above, to the Holders of the Class M-5 Certificates under clause fifth above, to the Holders of the Class M-6 Certificates under clause sixth above, to the Holders of the Class M-7 Certificates under clause seventh above, to the Holders of the Class M-8 Certificates under clause eighth above, to the Holders of the Class M-9 Certificates under clause ninth above, to the Holders of the Class M-10 Certificates under clause tenth above and to the Holders of the Class M-11 Certificates under clause eleventh above and (y) the Class B Principal Distribution Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero.

            (7) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such Holders in accordance with the priorities set forth in Section 5.01(b) below;

                  (ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates, in that order, in an amount equal to the Interest Carry Forward Amount allocable to each such Class;

                  (iii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates, in that order, in an amount equal to the Allocated Realized Loss Amount allocable to each such Class;

                  (iv) concurrently, to the Holders of the Class A Certificates, in an amount equal to such Certificates' allocated share of any Prepayment Interest Shortfalls on the related Mortgage Loans to the extent not covered by payments pursuant to Section

      3.22 or 4.18 of this Agreement or pursuant to the related Servicing Agreement and any shortfalls resulting from the application of the Relief Act or similar state or local law or the bankruptcy code with respect to the related Mortgage Loans to the extent not previously reimbursed pursuant to Section 1.02;

                  (v) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates, in that order, in an amount equal to such certificates' share of any Prepayment Interest Shortfalls on the Mortgage Loans to the extent not covered by payments pursuant to Sections 3.22 or Section 4.18 of this Agreement or pursuant to the related Servicing Agreement and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

                  (vi) to the Reserve Fund from amounts otherwise payable to the Class CE Certificates, and then from the Reserve Fund to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates in that order, in an amount equal to the unpaid amount of any Net WAC Rate Carryover Amount for each such Class for such Distribution Date;

                  (vii) to the Reserve Fund, the amount required to be deposited therein pursuant to Section 3.24(b), after taking into account amounts received under the Cap Contracts;

                  (viii) to the Holders of the Class CE Certificates the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date; and

                  (ix) to the Holders of the Class R Certificates, in respect of the Class R-II Interest, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R Certificates.

            The Class CE Certificates are intended to receive all principal and interest received by the Trust on the Mortgage Loans that is not otherwise distributable to any other Class of Regular Certificates or REMIC Regular Interests. If the Securities Administrator determines that the Residual Certificates are entitled to any distributions on any Distribution Date other than the final Distribution Date, the Securities Administrator, prior to any such distribution to any Residual Certificate, shall notify the Depositor of such impending distribution. Upon such notification, the Depositor will prepare and request that the other parties hereto enter into an amendment to the Pooling and Servicing Agreement pursuant to Section 12.01, to revise such mistake in the distribution provisions.

            On each Distribution Date, after making the distributions of the Available Distribution Amount as set forth above, the Securities Administrator will first, withdraw from the Reserve Fund all income from the investment of funds in the Reserve Fund and distribute such amount to the Holders of the Class CE Certificates, and second, withdraw from the Reserve Fund, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Distribution Date and distribute such amount first, concurrently to the Class A Certificates, on a pro rata basis; second, to the Class M-1 Certificates, third, to the Class M-2 Certificates, fourth, to the Class M-3 Certificates, fifth, to the Class M-4 Certificates, sixth, to the Class M-5 Certificates, seventh, to the Class M-6 Certificates, eighth, to the Class M-7 Certificates, ninth, to the Class M-8 Certificates, tenth, to the Class M-9 Certificates, eleventh, to the Class M-10 Certificates, twelfth, to the Class M-11 Certificates and thirteenth, to the Class B Certificates, in each case to the extent to the extent any Net WAC Rate Carryover Amount is allocable to each such Class.

            (b) (i) On each Distribution Date (a) prior to the Stepdown Date or
(b) on which a Trigger Event is in effect, the Extra Principal Distribution Amount shall be distributed in the following order of priority;

            first, concurrently to the Holders of the Class A Certificates, on a pro rata basis, based on the Certificate Principal Balance of each such Class, until the Certificate Principal Balance of each such Class has been reduced to zero; and

            second, sequentially, to the Holders of the Class M-1, Class M-2, Class M 3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class B Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero.

                  (ii) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions of principal to the extent of the Extra Principal Distribution Amount shall be distributed in the following order of priority:

            first, (a) the lesser of (x) the Group I Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount, shall be distributed to the Holders of the Class A-1 Certificates until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero and (b) the lesser of (x) the Group II Principal Distribution Amount and (y) the Class A-2 Principal Distribution Amount, shall be distributed to the Holders of the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

            second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii) and (y) the Class M-1 Principal Distribution Amount, shall be distributed to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii) and to the Holders of the Class

            M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii) and (y) the Class M-2 Principal Distribution Amount, shall be distributed to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii) and to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii) and (y) the Class M-3 Principal Distribution Amount, shall be distributed to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            fifth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii) and to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii) and (y) the Class M-4 Principal Distribution Amount, shall be distributed to the Holders of the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            sixth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii) and to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii) and (y) the Class M-5 Principal Distribution Amount, shall be distributed to the Holders of the Class M-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            seventh, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii) and to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii) and (y) the Class M-6 Principal Distribution Amount, shall be distributed to the Holders of the Class M-6 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            eighth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii) and to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii) and (y) the Class M-7 Principal Distribution Amount, shall be distributed to the Holders of the Class M-7 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            ninth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii), to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii) and to the Holders of the Class M-7 Certificates pursuant to clause eighth of this Section 5.01(b)(ii) and (y) the Class M-8 Principal Distribution Amount, shall be distributed to the Holders of the Class M-8 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            tenth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii), to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii), to the Holders of the Class M-7 Certificates pursuant to clause eighth of this Section 5.01(b)(ii) and to the Holders of the Class M-8 Certificates pursuant to clause ninth of this Section 5.01(b)(ii) and (y) the Class M-9 Principal Distribution Amount, shall be distributed to the Holders of the Class M-9 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            eleventh, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1

            Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii), to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii), to the Holders of the Class M-7 Certificates pursuant to clause eighth of this Section 5.01(b)(ii), to the Holders of the Class M-8 Certificates pursuant to clause ninth of this Section 5.01(b)(ii) and to the Holders of the Class M-9 Certificates pursuant to clause tenth of this Section 5.01(b)(ii) and (y) the Class M-10 Principal Distribution Amount, shall be distributed to the Holders of the Class M-10 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

            twelfth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii), to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii), to the Holders of the Class M-7 Certificates pursuant to clause eighth of this Section 5.01(b)(ii), to the Holders of the Class M-8 Certificates pursuant to clause ninth of this Section 5.01(b)(ii), to the Holders of the Class M-9 Certificates pursuant to clause tenth of this Section 5.01(b)(ii) and to the Holders of the Class M-10 Certificates pursuant to clause eleventh of this Section 5.01(b)(ii) and (y) the Class M-11 Principal Distribution Amount, shall be distributed to the Holders of the Class M-11 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

            thirteenth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause first of this Section 5.01(b)(ii), to the Holders of the Class M-1 Certificates pursuant to clause second of this Section 5.01(b)(ii), to the Holders of the Class M-2 Certificates pursuant to clause third of this Section 5.01(b)(ii), to the Holders of the Class M-3 Certificates pursuant to clause fourth of this Section 5.01(b)(ii), to the Holders of the Class M-4 Certificates pursuant to clause fifth of this Section 5.01(b)(ii), to the Holders of the Class M-5 Certificates pursuant to clause sixth of this Section 5.01(b)(ii), to the Holders of the Class M-6 Certificates pursuant to clause seventh of this Section 5.01(b)(ii), to the Holders of the Class M-7 Certificates pursuant to clause eighth of this Section 5.01(b)(ii), to the Holders of the Class M-8 Certificates pursuant to clause ninth of this Section 5.01(b)(ii), to the Holders of the Class M-9 Certificates pursuant to clause tenth of this Section 5.01(b)(ii), to the Holders of the Class M-10 Certificates


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            pursuant to clause eleventh of this Section 5.01(b)(ii) and to the
            Holders of the Class M-11 Certificates pursuant to clause twelfth of this Section 5.01(b)(ii) and (y) the Class B Principal Distribution Amount, shall be distributed to the Holders of the Class B Certificates until the Certificate Principal Balance of such Class has been reduced to zero.

            (c) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges and shall distribute such amounts to the Class P Certificateholders as described above.

            (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 5.01(f) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

            Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor, the Servicer, the Securities Administrator or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

            (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee, the Servicer, the Securities Administrator or the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

            (f) Except as otherwise provided in Section 10.01, whenever the Securities Administrator expects that the final distribution with respect to any Class of Certificates will be


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

made on the next Distribution Date, the Securities Administrator shall, no later than three (3) days before the related Distribution Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                  (i) the Securities Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Securities Administrator therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

            Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Securities Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 5.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, any amounts which were paid by the Certificate Insurer under the Certificate Insurance Policy and are being held for non-tendering Certificateholders shall be reimbursed to the Certificate Insurer. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) on the final Distribution Date for final payment thereof in accordance with this Section 5.01(f). Any such amounts held in trust by the Securities Administrator shall be held uninvested in an Eligible Account.

            (g) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate, a Mezzanine Certificate or a Class B Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 5.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this Section 5.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC Regular Interest in respect of Realized Losses


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pursuant to Section 5.04 and (b) distributed on such REMIC Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 5.01.

            SECTION 5.02. Statements to Certificateholders.

            On each Distribution Date, the Securities Administrator (based on the information set forth in the Servicer Reports for such Distribution Date and information provided by the Trustee or the counterparty to the Cap Contracts with respect to payments made pursuant to the Cap Contracts) shall make available to each Holder of the Certificates and the Certificate Insurer, a statement as to the distributions made on such Distribution Date setting forth:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                  (iii) the aggregate Servicing Fee received by the Servicers and Fremont and Master Servicing Fee received by the Master Servicer during the related Due Period;

                  (iv) the aggregate amount of P&I Advances for such Distribution Date;

                  (v) Reserved;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                  (vii) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days,
      (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                  (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Scheduled Principal Balance of such Mortgage Loan;

                  (ix) if available, the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;


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                  (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period and the aggregate amount of any Prepayment Charges received in respect thereof;

                  (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the aggregate amount of Realized Losses incurred since the Closing Date;

                  (xii) the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Distribution Account for such Distribution Date;

                  (xiii) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

                  (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

                  (xv) the Interest Distribution Amount in respect of the Class A Certificates, the Mezzanine Certificates, the Class B Certificates, and the Class CE Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates, the Mezzanine Certificates and the Class B Certificates on such Distribution Date, and in the case of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls, Relief Act Interest Shortfalls and Net WAC Rate Carryover Amounts;

                  (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by Ocwen pursuant to Section 3.22 of this Agreement or the Master Servicer pursuant to Section 4.18 of this Agreement or Fremont or Select Portfolio pursuant to the applicable Servicing Agreement;

                  (xvii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                  (xviii) the Required Overcollateralization Amount and the Credit Enhancement Percentage for such Distribution Date;

                  (xix) the Overcollateralization Increase Amount, if any, for such Distribution Date;

                  (xx) the Overcollateralization Reduction Amount, if any, for such Distribution Date;

                  (xxi) the Net WAC Rate Carryover Amount, if any, for such Distribution Date;


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                  (xxii) the Net WAC Rate Carryover Amount, if any, outstanding after reimbursements therefor on such Distribution Date and any amounts received under the Cap Contracts;

                  (xxiii) the respective Pass-Through Rates applicable to the Class A Certificates, the Mezzanine Certificates, the Class B Certificates, and the Class CE Certificates for such Distribution Date;

                  (xxiv) the amount of any deposit to the Reserve Fund contemplated by Section 3.24(b);

                  (xxv) the balance of the Reserve Fund prior to the deposit or withdrawal of any amounts on such Distribution Date;

                  (xxvi) the amount of any deposit to the Reserve Fund pursuant to Section 5.01(a)(7)(vi);

                  (xxvii) the balance of the Reserve Fund after all deposits and withdrawals on such Distribution Date;

                  (xxviii) the Loss Severity Percentage with respect to each Mortgage Loan;

                  (xxix) the Aggregate Loss Severity Percentage;

                  (xxx) the Insured Certificate Deficiency Amount and the Policy Payment for such Distribution Date; and

                  (xxxi) the amount of the Reimbursement Amount for such Distribution Date and the amount received by the Certificate Insurer in respect thereof on such Distribution Date.

            The Securities Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders, the Certificate Insurer and the Rating Agencies via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at http:\\www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at 1-301-815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

            In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.


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

            Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish upon request to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

            Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish upon request to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

            The Securities Administrator shall, upon request, furnish to each Certificateholder during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, as applicable, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder, in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.

            On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

            SECTION 5.03. Servicer Reports; P&I Advances.

            (a) On or before 12:00 noon New York time on the 18th calendar day of each month, and if the 18th calendar day is not a Business Day, the immediately following Business Day, Ocwen shall deliver to the Master Servicer and the Securities Administrator by telecopy or electronic mail (or by such other means as Ocwen, the Master Servicer and the Securities Administrator may agree from time to time) a remittance report containing such information with respect to the Ocwen Mortgage Loans and the related Distribution Date as is reasonably available to Ocwen as the Master Servicer or the Securities Administrator may reasonably require so as to enable the Master Servicer to master service the Ocwen Mortgage Loans and oversee the servicing by Ocwen and the Securities Administrator to fulfill its obligations hereunder with respect to securities and tax reporting.

            (b) The amount of P&I Advances to be made by the related Servicer or Fremont on any Distribution Date shall equal, subject to Section 5.03(d), (i) the aggregate amount of Monthly Payments (net of the related Servicing Fees), due during the related Due Period in respect of the Mortgage Loans serviced by such Servicer or Fremont, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which was acquired during or prior to the related Prepayment Period and as to which an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property deposited in


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

the related Collection Account or Custodial Acount pursuant to Section 3.21 of this Agreement or pursuant the related Servicing Agreement for distribution on such Distribution Date; provided, however, neither Servicer nor Fremont shall be required to make P&I Advances with respect to Relief Act Interest Shortfalls, or with respect to Prepayment Interest Shortfalls in excess of its obligations under Section 3.22 or under the related Servicing Agreement. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan.

            By 12:00 noon New York time on the Servicer Remittance Date, Ocwen shall remit in immediately available funds to the Securities Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Ocwen Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the related Collection Account, to the extent of any Amounts Held For Future Distribution on deposit therein (in which case it will cause to be made an appropriate entry in the records of the related Collection Account that Amounts Held For Future Distribution have been, as permitted by this Section 5.03, used by Ocwen in discharge of any such P&I Advance) or (iii) in the form of any combination of
(i) and (ii) aggregating the total amount of P&I Advances to be made by Ocwen with respect to the Ocwen Mortgage Loans. In addition, Ocwen shall have the right to reimburse itself for any outstanding P&I Advance made from its own funds from Amounts Held for Future Distribution. Any Amounts Held For Future Distribution used by Ocwen to make P&I Advances or to reimburse itself for outstanding P&I Advances shall be appropriately reflected in Ocwen's records and replaced by Ocwen by deposit in the related Collection Account no later than the close of business on the Servicer Remittance Date immediately following the Due Period or Prepayment Period for which such amounts relate. The Securities Administrator will notify Ocwen and the Master Servicer by the close of business on the Business Day prior to the Distribution Date in the event that the amount remitted by Ocwen to the Securities Administrator on such date is less than the P&I Advances required to be made by Ocwen for the related Distribution Date.

            (c) The obligation of Ocwen to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

            (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder or under the related Servicing Agreement by the related Servicer or Fremont if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively. The determination by the related Servicer or Fremont that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by a certification of a Servicing Officer delivered to the Master Servicer.


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            (e) Subject to and in accordance with the provisions of Article
VIII, in the event Ocwen fails to make any required P&I Advance, then the Master Servicer (in its capacity as successor servicer) or any other successor Servicer shall be required to make such P&I Advance on the Distribution Date on which Ocwen was required to make such Advance, subject to its determination of recoverability. In addition, in the event that Fremont or Select Portfolio fails to make a required P&I Advance under the related Servicing Agreement, the Master Servicer will be required to make such P&I Advance, subject to its determination of recoverability.

            SECTION 5.04. Allocation of Realized Losses.

            (a) Prior to the Determination Date, each Servicer and Fremont shall determine as to each Mortgage Loan serviced by such Servicer or Fremont and any related REO Property and include in the monthly remittance report provided to the Master Servicer and the Securities Administrator (substantially in the form of Schedule 4 hereto) such information as is reasonably available to the Servicers and Fremont as the Master Servicer or the Securities Administrator may reasonably require so as to enable the Master Servicer to master service the Mortgage Loans and oversee the servicing by the Servicers and Fremont and the Securities Administrator to fulfill its obligations hereunder with respect to securities and tax reporting, which shall include, but not be limited to: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; and
(ii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, each Servicer and Fremont shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period.

            (b) All Realized Losses on the Mortgage Loans allocated to any REMIC I Regular Interest pursuant to Section 5.04(c) on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates; third, to the Class B Certificates until the Certificate Principal Balance of the Class B Certificates has been reduced to zero, fourth, to the Class M-11 Certificates until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero, fifth, to the Class M-10 Certificates, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero; sixth, to the Class M-9 Certificates, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; seventh, to the Class M-8 Certificates, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero; eighth, to the Class M-7 Certificates, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero; ninth, to the Class M-6 Certificates, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero; tenth, to the Class M-5 Certificates, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero; eleventh, to the Class M-4 Certificates, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero; twelfth, to the Class M-3 Certificates, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; thirteenth, to the Class M-2 Certificates, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; and fourteenth, to the Class M-1 Certificates, until the Certificate Principal Balance of the Class M-1 Certificates has been


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reduced to zero. All Realized Losses to be allocated to the Certificate
Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

            Any allocation of Realized Losses to a Mezzanine Certificate or Class B Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 5.01(a)(7)(viii). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or Class P Certificates.

            As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the, Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

            In addition, in the event that Ocwen receives any Subsequent Recoveries with respect to an Ocwen Mortgage Loan, Ocwen shall deposit such funds into the related Collection Account pursuant to Section 3.08. If, after taking into account such Subsequent Recoveries and any Subsequent Recoveries received by Fremont and Select Portfolio, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Subordinate Certificates pursuant to this Section 5.04 and not previously reimbursed to such Class of Subordinate Certificates with Net Monthly Excess Cashflow pursuant to Section 5.01(a)(7). The amount of any remaining Subsequent Recoveries will be applied to sequentially increase the Certificate Principal Balance of the Subordinate Certificates, beginning with the Class of Subordinate Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class of Subordinate Certificates pursuant to this Section 5.04 and not previously reimbursed to such Class of Subordinate Certificates with Net Monthly Excess Cashflow pursuant to
Section 5.01(a)(7)(iii). Holders of such Certificates will not be entitled to any payment in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Subordinate Certificate of such Class in accordance with its respective Percentage Interest.

            (c) (i) The REMIC I Marker Percentage of all Realized Losses on the Mortgage Loans shall be allocated by the Trustee, based solely on the instructions of the Securities Administrator, on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98.00% and 2.00%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LTAA and REMIC I Regular Interest I-LTZZ up to an aggregate amount equal


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to the REMIC I Principal Loss Allocation Amount, 98.00% and 2.00%, respectively;
third, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC
I Regular Interest I-LTB and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular
Interest I-LTB has been reduced to zero; fourth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM11 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM11 has been reduced to zero; fifth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM10 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM10 has been reduced to zero; sixth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM9 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM9 has been reduced to zero; seventh, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM8 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM8 has been reduced to zero; eighth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM7 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest
I-LTM7 has been reduced to zero; ninth, to the Uncertificated Balances of REMIC
I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM6 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM6 has been reduced to zero; tenth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM5 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest
I-LTM5 has been reduced to zero; eleventh, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM4 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM4 has been reduced to zero; twelfth, to the Uncertificated Balances of REMIC I Regular Interest
I-LTAA, REMIC I Regular Interest I-LTM3 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM3 has been reduced to zero; thirteenth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM2 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest
I-LTM2 has been reduced to zero; and fourteenth, to the Uncertificated Balances of REMIC I Regular Interest I-LTAA, REMIC I Regular Interest I-LTM1 and REMIC I Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTM1 has been reduced to zero.

                  (ii) The REMIC I Sub WAC Allocation Percentage of all Realized Losses shall be applied after all distributions have been made on each Distribution Date first, so as to keep the Uncertificated Balance of each REMIC I Regular Interest ending with the designation "GRP" equal to 0.01% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Balance of each such


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      REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the current Certificate Principal Balance of the Class A Certificate in the related Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining Realized Losses shall be allocated to REMIC I Regular Interest I-LTXX.

            SECTION 5.05. Compliance with Withholding Requirements.

            Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholders.

            SECTION 5.06. Reports Filed with Securities and Exchange Commission.

            The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K (or other comparable Form containing the same or comparable information or other information mutually agreed upon) with a copy of the statement to be furnished to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2005, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 20, 2005 and
(ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 20th of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of the Servicer to be delivered pursuant to this Agreement and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 4.15 and 4.16. Prior to (i) March 31, 2005 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities


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Administrator shall have no responsibility to file any items other than those specified in this Section 5.06; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this Section 5.06 shall not be reimbursable from the Trust Fund.

            SECTION 5.07. The Certificate Insurance Policy.

            (a) The Trustee hereby appoints the Securities Administrator as its agent in connection with the receipt and distribution of all amounts required to be paid by the Certificate Insurer under the Certificate Insurance Policy and the providing of any notices required to be provided thereunder. The Securities Administrator shall establish a separate non-interest bearing trust account which shall be an Eligible Account for the benefit of Holders of the Insured Certificates and the Certificate Insurer referred to herein as the "Policy Payment Account" over which the Securities Administrator shall have exclusive control and sole right of withdrawal. The Securities Administrator shall deposit upon receipt any amount paid under the Certificate Insurance Policy in the Policy Payment Account and distribute such amount only for purposes of payment to the Insured Certificates of the Policy Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund or to pay any other Class of Certificates. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay any Insured Certificate Deficiency Amount, shall be transferred to the Distribution Account on the related Distribution Date, and the portion thereof representing the Insured Certificate Deficiency Amount shall be disbursed by the Securities Administrator to the Holders of the Class A-1 Certificates or Class A-2 Certificates, as appropriate, in each case as if it were a distribution to the Holders of such Certificates pursuant to Section
5.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay other distributions to the Class A-1 Certificateholders or Class A-2 Certificateholders, as applicable, with other funds available to make such payment. However, the amount of any payment of principal or of interest on the Insured Certificates to be paid from funds transferred from the Policy Payment Account shall be noted as provided in paragraph (d) below and in the statement to be furnished to Holders of the related Class of Certificates pursuant to
Section 5.02. Funds held in the Policy Payment Account shall not be invested. Any funds remaining in the Policy Payment Account on the first Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

            (b) If the Securities Administrator has determined that an Insured Certificate Deficiency Amount is required to be paid under the Certificate Insurance Policy with respect to such Distribution Date, it shall deliver a Notice of Claim (in the form attached as Exhibit A to the Certificate Insurance Policy) to the Certificate Insurer no later than noon, New York, New York time on the second Business Day preceding such Distribution Date and shall provide a copy thereof to the Master Servicer at or prior to the time such Notice of Claim is received by the Certificate Insurer. The Notice of Claim shall constitute a claim therefor pursuant to the Certificate Insurance Policy.

            (c) If the Securities Administrator receives a certified copy of a final order of the appropriate court exercising jurisdiction in an Insolvency Proceeding with respect to which


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the appeal period as expired without an appeal having been filed (an "Order")
that any prior distribution made on the Insured Certificates constitutes an Avoided Payment and must be returned by the Certificate Owner, the Securities Administrator shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such Avoided Payment and shall, at the time it provides notice to the Certificate Insurer, notify each holder of the affected Insured Certificates by mail that (i) subject to the terms of the Certificate Insurance Policy, the Certificate Insurer will disburse the Avoided Payment directly to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order on the Business Day following such Certificateholder's making timely delivery to the Securities Administrator of (a) a certified copy of the Order of such Certificateholder that such Order has been entered and is not subject to any stay, (b) an assignment duly executed and delivered by such Certificate Owner, in such form as is reasonably required by the Certificate Insurer and provided to such Certificateholder by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of such Certificate Owner relating to or arising under the affected Insured Certificates against the debtor that made a payment of such Avoided Payment, or otherwise with respect to such payment and (c) a payment notice in the form required by the Certificate Insurance Policy, appropriately completed and executed by the Securities Administrator, provided that if such documents are received after 10:00 a.m., New York time, on such Business Day, they will be deemed to be received on the following Business Day. A copy of the Certificate Insurance Policy shall be made available to each affected Certificateholder through the Trustee, and the Securities Administrator shall furnish to the Certificate Insurer or its fiscal agent, if any, a copy of its records evidencing the payments that have been made by the Securities Administrator and subsequently recovered from Certificateholders and the dates on which such payments were made.

            (d) The Securities Administrator shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Insured Certificates from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Securities Administrator.

            (e) The Holders of the Insured Certificates are not entitled to institute proceedings directly against the Certificate Insurer. Each Holder of the Insured Certificates, by its purchase of Insured Certificates hereby agrees that the Certificate Insurer may at any time during the continuation of any proceeding relating to an Avoided Payment, direct all matters relating to such Avoided Payment on their behalf, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal.

            (f) Any payments to the Certificate Insurer shall be made by wire transfer of immediately available funds to the following Federal Reserve Account (unless and until the Certificate Insurer notifies the Securities Administrator of a change in such account information in writing):

                Fleet Bank, N.A.
                777 Main Street
                Hartford, CT  06115-2001
                ABA Number: 04900571


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

                For the Account of: XL Capital Assurance Inc.
                1221 Avenue of the Americas, 31st Floor
                New York, NY 10020-1001
                Account #: 942-783-5841
                Reference: Policy Number CA01177A

            (g) The Securities Administrator shall, upon retirement of each Class of Insured Certificates, furnish to the Certificate Insurer and the Trustee a notice of such retirement, and, after retirement of both Classes of Insured Certificates and the expiration of the term of the Certificate Insurance Policy, and the Trustee shall surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation.

            (h) The Trustee shall hold the Certificate Insurance Policy in trust as agent for the Holders of the Insured Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Insurance Policy nor the amounts paid on the Certificate Insurance Policy shall constitute part of the Trust Fund created by this Agreement. Each Holder of Class A-1 Certificate or Class A-2 Certificate, by accepting its Class A-1 Certificate or Class A-2 Certificate, appoints the Securities Administrator as attorney-in-fact for the purpose of making claims on the Certificate Insurance Policy.

            SECTION 5.08. Effect of Payments by the Certificate Insurer; Subrogation.

            Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A-1 Certificates or Class A-2 Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Class A-1 Certificates or Class A-2 Certificates from the Trust Fund. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Class A-1 Certificate or Class A-2 Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A-1 Certificates to the Holders of such Class of Certificates, the Certificate Insurer shall be fully subrogated to, and each such Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest (in the manner and order of priority in relation to other Classes of Certificates as is set forth in this Agreement) from the Trust Fund, and (b) the Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in this Agreement until full reimbursement of all Insured Payments (together with interest thereon at the applicable Pass-Through Rate from the date paid by the Certificate Insurer until the date of reimbursement thereof). The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders of the Insured Certificates as otherwise set forth herein.


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                                   ARTICLE VI

                                THE CERTIFICATES

            SECTION 6.01. The Certificates.

            (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I.

            The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-6. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

            Upon original issue, the Certificates shall be executed and authenticated by the Securities Administrator and delivered by the Trustee to and upon the written order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by the Securities Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Securities Administrator by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            (b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Securities Administrator except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Securities Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer and, if the Trustee is not the Book-Entry Custodian, the Trustee, any other transfer agent (including the


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

Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Securities Administrator resigns or is removed in accordance with the terms hereof, the successor Securities Administrator or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

            (c) The Class B Certificates initially offered and sold in offshore transactions in reliance on Regulation S shall be issued in the form of a temporary global certificate in definitive, fully registered form (each, a "Regulation S Temporary Global Certificate"), which shall be deposited with the Securities Administrator or an agent of the Securities Administrator as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository for the account of designated agents holding on behalf of Euroclear or Clearstream. Beneficial interests in each Regulation S Temporary Global Certificate may be held only through Euroclear or Clearstream; provided, however, that such interests may be exchanged for interests in a Definitive Certificate in accordance with the requirements described in Section 6.02. After the expiration of the Release Date, a beneficial interest in a Regulation S Temporary Global Certificate may be exchanged for a beneficial interest in the related permanent global certificate of the same Class (each, a "Regulation S Permanent Global Certificate"), in accordance with the procedures set forth in
Section 6.02. Each Regulation S Permanent Global Certificate shall be deposited with the Securities Administrator or an agent of the Securities Administrator as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

            The Class B Certificates offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") or institutional investors that are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Institutional Accredited Investors") will be issued in the form of Definitive Certificates.

            (d) The Class CE Certificates and Class P Certificates offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") will be issued in the form of Definitive Certificates.

            (e) The Trustee, the Servicer, the Securities Administrator, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates and Global Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates and Global Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates and Global Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates and Global Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Securities


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Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

            If (i)(A) the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Securities Administrator in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Securities Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. With respect to a Global Certificate, the related Certificate Owner (other than a Holder of a Regulation S Temporary Global Certificate) may request that its interest in a Global Certificate be exchanged for a Definitive Certificate. Upon surrender to the Securities Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, or the Global Certificates by the Depository accompanied by registration instructions from the Depository for registration of transfer, the Securities Administrator shall cause the Definitive Certificates to be issued. Such Definitive Certificates will be issued in minimum denominations of $10,000 except that any beneficial ownership that was represented by a Book-Entry Certificate, or a Global Certificate, as applicable in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate or a Global Certificate, as applicable. None of the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates, and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            SECTION 6.02. Registration of Transfer and Exchange of Certificates.

            (a) The Securities Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Securities Administrator in accordance with the provisions of Section 9.11, a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

            (b) No transfer of any Class B Certificate, Class CE Certificate, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class B Certificate, Class CE Certificate, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial


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

transfer of any such Certificate by the Depositor), the Securities Administrator shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit B-1; (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit B-2; (iii) if such transfer is purportedly being made in reliance on Regulation S, a written certification from the prospective transferee, substantially in the form attached hereto as Exhibit B-1 and (iv) in all other cases, an Opinion of Counsel satisfactory to the Securities Administrator that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer, the Securities Administrator or the Servicer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. Neither of the Depositor nor the Securities Administrator is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer, the Securities Administrator and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            A holder of a beneficial interest in a Regulation S Temporary Global Certificate must provide Euroclear or Clearstream, as the case may be, with a certificate in the form of Annex A to Exhibit B-1 hereto certifying that the beneficial owner of the interest in such Global Certificate is not a U.S. Person (as defined in Regulation S), and Euroclear or Clearstream, as the case may be, must provide to the Trustee and Securities Administrator a certificate in the form of Exhibit B-1 hereto prior to (i) the payment of interest or principal with respect to such holder's beneficial interest in the Regulation S Temporary Global Certificate and (ii) any exchange of such beneficial interest for a beneficial interest in a Regulation S Permanent Global Certificate.

            (c) No transfer of a Class CE Certificate, Class P Certificate or a Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Securities Administrator is provided with an Opinion of Counsel on which the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Servicer may rely, which establishes to the satisfaction of the Securities Administrator that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Trust Fund. An Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Securities Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Securities Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

            Each Transferee of a Mezzanine Certificate or Class B Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan or purchasing such Certificate with Plan Assets, (b) in the case of a Mezzanine Certificate, it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-84 or FAN 97-03E, as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) and PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the
"Exemption"), and that it understands that there are certain conditions to the availability of the Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by a Rating Agency and in the case of a Class B Certificate that it will obtain a representation from any transferee that such transferee is an accredited investor so long as it is required to obtain a representation regarding compliance with the Securities Act or (c) the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in PTCE 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

            If any Certificate or any interest therein is acquired or held in violation of the conditions described in this Section 6.02(c), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any certificate or interest therein was effected in violation of the conditions described in this Section 6.02(c) shall indemnify and hold harmless the Depositor, the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

            (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Securities Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership
            Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall


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            not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit B-3) from the proposed Transferee, in form and substance satisfactory to the Securities Administrator, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 6.02(d) and agrees to be bound by them.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and
            Agreement by a proposed Transferee under clause (B) above, if an authorized officer of the Securities Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (Y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit B-2) to the Securities Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                  (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Securities Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                  (ii) The Securities Administrator will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Securities Administrator as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Securities Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                  (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any


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      Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a holder of a
            Residual Certificate in violation of the restrictions in this
            Section 6.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Securities Administrator. Such purchaser may be the Securities Administrator itself or any Affiliate of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Securities Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (iv) The Securities Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be charged or collected by the Securities Administrator.

                  (v) The provisions of this Section 6.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Securities Administrator at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates (and with respect to the Insured Certificates, without regard to the Certificate Insurance Policy); and


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                  (B) an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any Trust REMIC to cease to qualify as a REMIC and will not cause any Trust REMIC, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

            (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Securities Administrator maintained for such purpose pursuant to Section 9.11, the Securities Administrator shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

            (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Securities Administrator maintained for such purpose pursuant to Section 9.11. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Securities Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Securities Administrator in accordance with its customary procedures.

            SECTION 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to Securities Administrator such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator, shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC


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created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 6.04. Persons Deemed Owners.

            The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator or any agent of any of them shall be affected by notice to the contrary.

            SECTION 6.05. Certain Available Information.

            On or prior to the date of the first sale of any Class B Certificate, Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Securities Administrator ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificate. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Securities Administrator, the Depositor promptly shall inform the Securities Administrator of such event and shall deliver to the Securities Administrator ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Securities Administrator shall maintain at its office as set forth in Section 12.05 hereof and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Securities Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class B Certificate, Class CE Certificate, Class P Certificate or Residual Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Securities Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date and (C) any copies of all Officers' Certificates of the Servicer since the Closing Date delivered to the Master Servicer to evidence such Person's determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Copies and mailing of any and all of the foregoing items will be available from the Securities Administrator upon request at the expense of the Person requesting the same.

            SECTION 6.06. Rights of the Certificate Insurer to Exercise Rights of Holders of Insured Certificates.

            (a) By accepting its Certificate, each Holder of an Insured Certificate agrees that, unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Holder of such Insured Certificate for all purposes (other than with respect to the receipt of payment on such Classes of Certificates except payments with respect to which the Certificate Insurer has subrogation rights as set forth herein) and shall have the right to exercise all rights of


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such Certificateholders under this Agreement and under the Insured Certificates without any further consent of any such Certificateholder.

            (b) All notices, statement reports, certificates or opinions required by this Agreement to be sent to any Holder of an Insured Certificate shall also be sent to the Certificate Insurer.

            (c) On the Distribution Date immediately after the expiration of the Term of the Certificate Insurance Policy (as such term is defined in the Certificate Insurance Policy) or (y) during the occurrence of a Certificate Insurer Default (until such time as it has been cured), the rights, consents and notifications granted to the Certificate Insurer in this Agreement shall be extinguished.

            SECTION 6.07. Certificate Insurer Default.

            Notwithstanding anything elsewhere in this Agreement or in the Certificates to the contrary, if (i) a Certificate Insurer Default exists and is continuing or (ii) if and to the extent the Certificate Insurer has delivered its written renunciation of all of its rights under this Agreement, all provisions of this Agreement which (a) permit the Certificate Insurer to exercise rights of the Holders of the Insured Certificates, (b) restrict the ability of the Certificateholders, the Master Servicer or the Trustee to act without the consent or approval of the Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Certificate Insurer, (d) permit the Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Master Servicer or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust Fund and perform its obligations hereunder solely for the benefit of the Holders of the Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed (x) to have released the Certificate Insurer from any obligation or liability it may have to any party or to the Holders of the Insured Certificates hereunder, under any other agreement, instrument or document (including, without limitation, the Certificate Insurance Policy) or under applicable law or (y) to have terminated (1) the Certificate Insurer's right to receive Reimbursement Amounts under this Agreement or its subrogation to the rights of the Holders of the Insured Certificates under this Agreement or the Certificate Insurance Policy, (2) the Certificate Insurer's right to receive reports and distributions as described in this Agreement or (3) the requirement that the Certificate Insurer approve any amendments to this Agreement that would adversely affect the aforementioned rights. At such time as the Insured Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to the Insured Certificates remain unpaid, the Certificate Insurer's rights hereunder shall terminate.


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                                  ARTICLE VII

                  THE DEPOSITOR, OCWEN AND THE MASTER SERVICER

            SECTION 7.01. Liability of the Depositor, Ocwen and the Master Servicer.

            The Depositor, Ocwen and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor, a Servicer and Master Servicer and undertaken hereunder by the Depositor, Ocwen and the Master Servicer herein.

            SECTION 7.02. Merger or Consolidation of the Depositor, Ocwen or the Master Servicer.

            Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, Ocwen will keep in full effect its existence, rights and franchises as a federally chartered savings bank. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a national banking association. The Depositor, Ocwen and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Depositor, Ocwen or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, Ocwen or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, Ocwen or the Master Servicer, shall be the successor of the Depositor, Ocwen or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any successor to Ocwen or the Master Servicer shall meet the eligibility requirements set forth in clauses (i) and (iii) of the last paragraph of Section 8.02(a) or Section 7.06, as applicable.

            SECTION 7.03. Limitation on Liability of the Depositor, Ocwen, the Master Servicer and Others.

            None of the Depositor, Ocwen, the Securities Administrator, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, Ocwen or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, Ocwen, the Securities Administrator, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein or against any specific liability imposed on any such Person pursuant hereto or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, Ocwen, the Securities Administrator, the Master Servicer and any director, officer, employee or agent of the Depositor, Ocwen, the Securities Administrator and the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, Ocwen, the


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

Securities Administrator, the Master Servicer and any director, officer, employee or agent of the Depositor, Ocwen, the Securities Administrator or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or any Credit Risk Management Agreement or any loss, liability or expense incurred other than by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, Ocwen, the Securities Administrator or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, Ocwen, the Securities Administrator and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, Ocwen, the Securities Administrator and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account or the Distribution Account as and to the extent provided in Article III and Article IV, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the related Collection Account and the Distribution Account.

            Notwithstanding anything to the contrary contained herein, Ocwen shall not be liable for any actions or inactions prior to the Cut-off Date of any prior servicer of the Ocwen Mortgage Loans and the Master Servicer shall not be liable for any action or inaction of either Servicer or Fremont, except to the extent expressly provided herein, or the Credit Risk Management Agreement.

            SECTION 7.04. Limitation on Resignation of Ocwen.

            (a) Except as expressly provided herein, Ocwen shall neither assign all or substantially all of its rights under this Agreement or the servicing hereunder nor delegate all or substantially all of its duties hereunder nor sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Master Servicer and the Certificate Insurer, which consent shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Trustee and the Master Servicer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates (and with respect to the Insured Certificates, without regard to the Certificate Insurance Policy). Notwithstanding the foregoing, Ocwen, without the consent of the Trustee or the Master Servicer, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions, provided, however, that the retention of such contractors by Ocwen shall not limit the obligation of Ocwen to service the Ocwen Mortgage Loans pursuant to the terms and conditions of this Agreement. Ocwen shall not resign from the obligations and duties hereby imposed on it except by consent of the Master Servicer or upon determination that its duties hereunder are no longer permissible under applicable law or as provided in Section 7.04(c). Any such determination pursuant to the preceding sentence permitting the resignation (other than pursuant to Section 7.04(c)) of Ocwen shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of Ocwen and delivered to the Trustee and the Rating Agencies. No resignation of Ocwen shall become effective until the Master Servicer or a successor Servicer shall have assumed Ocwen's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            (b) Except as expressly provided herein, Ocwen shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by Ocwen hereunder. The foregoing prohibition on assignment shall not prohibit Ocwen from designating a Sub-Servicer as payee of any indemnification amount payable to Ocwen hereunder; provided, however, that as provided in Section 3.02, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.

            (c) Notwithstanding anything to the contrary herein, Ocwen may pledge or assign as collateral all its rights, title and interest under this Agreement to a lender (the "Lender"), provided, that:

            (1) upon a Servicer Event of Default and receipt of a notice of termination by Ocwen, the Lender may direct Ocwen or its designee to appoint a successor Servicer pursuant to the provisions, and subject to the conditions, set forth in Section 8.02 regarding Ocwen's appointment of a successor Servicer;

            (2) the Lender's rights are subject to this Agreement; and

            (3) Ocwen shall remain subject to termination as servicer under this Agreement pursuant to the terms hereof.

            SECTION 7.05. Limitation on Resignation of the Master Servicer.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies. No resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer meeting the criteria specified in Section 7.06 shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.


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            SECTION 7.06. Assignment of Master Servicing.

            The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Master Servicer hereunder (a) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee) and the Certificate Insurer; and (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer's certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

            SECTION 7.07. Rights of the Depositor in Respect of Ocwen and the Master Servicer.

            Each of the Master Servicer and Ocwen shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer or Ocwen (and any such Sub-Servicer) in respect of Ocwen's rights and obligations hereunder and access to officers of the Master Servicer or Ocwen (and those of any such Sub-Servicer) responsible for such obligations, and the Master Servicer shall have access to all such records maintained by Ocwen and any Sub-Servicers. Upon request, each of the Master Servicer and Ocwen shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer's) most recent financial statements and such other information relating to the Master Servicer's or Ocwens capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's or Ocwen's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) to its legal counsel, auditors, taxing authorities or other governmental agencies and the Certificateholders, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor and the Trustee or the Trust Fund, and in any case, the Depositor or the Trustee, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Depositor, Ocwen or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information (A) in any preliminary or final offering


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circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, Ocwen or the Master Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. Nothing in this Section 7.07 shall limit the obligation of Ocwen to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of Ocwen to provide access as provided in this Section 7.07 as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 7.07 shall require Ocwen to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. Ocwen shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and Ocwen under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Ocwen under this Agreement or exercise the rights of the Master Servicer or Ocwen under this Agreement; provided that neither the Master Servicer nor Ocwen shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or Ocwen and is not obligated to supervise the performance of the Master Servicer or Ocwen under this Agreement or otherwise.

            SECTION 7.08. Duties of the Credit Risk Manager.

            For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted Mortgage Loans, and as to the collection of any Prepayment Charges with respect to the Mortgage Loans. Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreements, and the Credit Risk Manager shall look solely to the Servicers and/or Master Servicer for all information and data (including loss and delinquency information and data) relating to the servicing of the related Mortgage Loans. Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Servicers, the Master Servicer, the Securities Administrator, the Trustee, and each Rating Agency. Notwithstanding the foregoing, the termination of the Credit Risk Manager pursuant to this Section shall not become effective until the appointment of a successor Credit Risk Manager.

            SECTION 7.09. Limitation Upon Liability of the Credit Risk Manager.

            Neither the Credit Risk Manager, nor any of its directors, officers, employees, or agents shall be under any liability to the Trustee, the Certificateholders, or the Depositor for any action taken or for refraining from the taking of any action made in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the related Credit Risk Management Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance or bad faith in its performance of its duties. The Credit Risk Manager and any director, officer, employee, or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted


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by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the related Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

            SECTION 7.10. Removal of the Credit Risk Manager.

            The Credit Risk Manager may be removed as Credit Risk Manager by Certificateholders holding not less than 66 2/3% of the Voting Rights in the Trust Fund, in the exercise of its or their sole discretion. The Certificateholders shall provide written notice of the Credit Risk Manager's removal to the Trustee. Upon receipt of such notice, the Trustee shall provide written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager, with a copy to the Securities Administrator and the Master Servicer.


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                                  ARTICLE VIII

                                     DEFAULT

            SECTION 8.01. Servicer Events of Default.

            (a) "Servicer Event of Default," wherever used herein, means any one of the following events:

                  (i) any failure by Ocwen to remit to the Securities Administrator for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 5.03) required to be made by Ocwen under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Ocwen by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to Ocwen, the Depositor, the Trustee and by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ii) any failure on the part of Ocwen duly to observe or perform in any material respect any other of the covenants or agreements on the part of Ocwen contained in this Agreement, or the material breach by Ocwen of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Ocwen by the Depositor or the Trustee or to Ocwen, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that in the case of a failure that cannot be cured within thirty (30) days, the cure period may be extended for an additional thirty (30) days if Ocwen can demonstrate to the reasonable satisfaction of the Trustee that the Servicer is diligently pursuing remedial action; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Ocwen and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                  (iv) Ocwen shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (v) Ocwen shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;


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                  (vi) failure by Ocwen to duly perform, within the required time period, its obligations under Section 3.17, 3.18 or 3.19 which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Ocwen by any party to this Agreement; or

                  (vii) any failure of Ocwen to make any P&I Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 5.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date.

            If a Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to Ocwen (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to the Master Servicer and each Rating Agency, terminate all of the rights and obligations of Ocwen in its capacity as a Servicer under this Agreement, to the extent permitted by law, and in and to the Ocwen Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to Ocwen, the Depositor and the Master Servicer, terminate all of the rights and obligations of Ocwen in its capacity as a Servicer under this Agreement and in and to the Ocwen Mortgage Loans and the proceeds thereof. Subject to Section 8.02, on or after the receipt by Ocwen of such written notice, all authority and power of Ocwen under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Ocwen Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of Ocwen, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Ocwen Mortgage Loans and related documents, or otherwise. Ocwen agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer with all documents and records requested by it to enable it to assume Ocwen's functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of Ocwen's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by Ocwen to the related Collection Account held by or on behalf of Ocwen or thereafter be received with respect to the Ocwen Mortgage Loans or any related REO Property (provided, however, that Ocwen shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances, Servicing Advances, accrued and unpaid Servicing Fees or otherwise, and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01(a), the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee at its Corporate Trust Office


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and such notice references the Certificates, the Trust or this Agreement. The
Trustee shall promptly notify the Master Servicer and the Rating Agencies of the occurrence of a Servicer Event of Default of which it has knowledge as provided above.

            The Master Servicer shall be entitled to be reimbursed by Ocwen (or from amounts on deposit in the Distribution Account if Ocwen is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from Ocwen, including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Ocwen Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

            (b) "Master Servicer Event of Default," wherever used herein, means any one of the following events:

                  (i) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.04, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                  (iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

            If a Master Servicer Event of Default shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a


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copy to each Rating Agency, terminate all of the rights and obligations of the
Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01(b), the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement. The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

            To the extent that the costs and expenses of the Trustee related to the termination of the Master Servicer, appointment of a successor Master Servicer or the transfer and assumption of the master servicing by the Trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Master Servicer as a result of a Master Servicer Event of Default and (ii) all costs and expenses associated with the complete transfer of the master servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Master Servicer to master service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Master Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

            SECTION 8.02. Master Servicer to Act; Appointment of Successor.

            (a) On and after the time Ocwen receives a notice of termination, the Master Servicer shall be the successor in all respects to Ocwen in its capacity as a Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Master Servicer (except for any representations or warranties of Ocwen under this Agreement, the


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responsibilities, duties and liabilities contained in Section 2.03 and the obligation to deposit amounts in respect of losses pursuant to Section 3.10(b)) by the terms and provisions hereof including, without limitation, Ocwen's obligations to make P&I Advances pursuant to Section 5.03 of this Agreement; provided, however, that if the Master Servicer is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Master Servicer shall not be obligated to make P&I Advances pursuant to Section 5.03 of this Agreement; and provided further, that any failure to perform such duties or responsibilities caused by Ocwen's failure to provide information required by Section 8.01 shall not be considered a default by the Master Servicer as successor to Ocwen hereunder; provided, however, that
(1) it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 120 days) before the actual servicing functions can be fully transferred to the Master Servicer or any successor Servicer appointed in accordance with the following provisions and (2) any failure to perform such duties or responsibilities caused by Ocwen's failure to provide information required by Section 8.01 of this Agreement shall not be considered a default by the Master Servicer as successor to Ocwen. As compensation therefor, the Master Servicer shall be entitled to the Servicing Fee and all funds relating to the Ocwen Mortgage Loans to which Ocwen would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is unable to so act promptly appoint or petition a court of competent jurisdiction to appoint, a Person that satisfies the eligibility criteria set forth below as the successor to Ocwen under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of Ocwen under this Agreement.

            Notwithstanding any provision in this Agreement to the contrary, for a period of 30 days following the date on which Ocwen shall have received a notice of termination pursuant to Section 8.01 of this Agreement, Ocwen or its designee may appoint a successor Servicer that satisfies the eligibility criteria of a successor Servicer set forth below, which appointment shall be subject to the consent of the Depositor, the Seller, the Master Servicer, and the Trustee, which consent shall not be unreasonably withheld or delayed; provided that such successor Servicer agrees to fully effect the servicing transfer within 120 days following the termination of Ocwen and to make all P&I Advances that would otherwise be made by the Master Servicer under Section 8.01 as of the date of such appointment, and to reimburse Ocwen and/or the Master Servicer for any unreimbursed P&I Advances they have made and any reimbursable expenses that they may have incurred in connection with this Section 8.02. Any proceeds received in connection with the appointment of such successor Servicer shall be the property of Ocwen or its designee. This 30-day period shall terminate immediately (i) at the close of business on the second Business Day of such 30-day period if (A) Ocwen was terminated because of an Event of Default described in Section 8.01(a)(vii) for failing to make a required P&I Advance, and (B) Ocwen shall have failed to make (or cause to be made) such P&I Advance, or shall fail to reimburse (or cause to be reimbursed) the Master Servicer for a P&I Advance made by the Master Servicer, by the close of business on such second Business Day, or (ii) at the close of business on the second Business Day following the date (if any) during such 30-day period on which a P&I Advance is due to be made, if Ocwen shall have failed to make (or caused to be made) such P&I Advance, or Ocwen shall have failed to reimburse (or cause to be reimbursed) the Master Servicer for such P&I Advance, by the close of business on such second Business Day.


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            Notwithstanding anything herein to the contrary, in no event shall the Trustee or the Master Servicer be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

            Any successor Servicer appointed under this Agreement must (i) be an established mortgage loan servicing institution that is a Fannie Mae and Freddie Mac approved seller/servicer, (ii) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates (without regard to the Certificate Insurance Policy), (iii) have a net worth of not less than $15,000,000, (iv) be reasonably acceptable to the Certificate Insurer and (v) assume all the responsibilities, duties or liabilities of the related Servicer (other than liabilities of the related Servicer hereunder incurred prior to termination of such Servicer under Section 8.01 herein) under this Agreement as if originally named as a party to this Agreement.

            (b) (1) All servicing transfer costs (including, without limitation, servicing transfer costs of the type described in Section 8.02(a) and incurred by the Trustee, the Master Servicer and any successor Servicer under paragraph
(b)(2) below) shall be paid by Ocwen upon presentation of reasonable documentation of such costs, and if such predecessor or initial Servicer, as applicable, defaults in its obligation to pay such costs, the successor Servicer, the Master Servicer and the Trustee shall be entitled to reimbursement therefor from the assets of the Trust Fund.

            (2) No appointment of a successor to a Servicer under this Agreement shall be effective until the assumption by the successor of all of such Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the related Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the related Servicer under this Agreement, the Master Servicer shall act in such capacity as hereinabove provided.

            SECTION 8.03. Notification to Certificateholders.

            (a) Upon any termination of the related Servicer or the Master Servicer pursuant to Section 8.01(a) or (b) or any appointment of a successor to such Servicer or the Master Servicer pursuant to Section 8.02, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

            (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default or Master Servicer Event of Default shall have been cured or waived.


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            SECTION 8.04. Waiver of Servicer Events of Default.

            The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default, Servicer Event of Default or Master Servicer Event of Default hereunder may waive such default, Servicer Event of Default or Master Servicer Event of Default; provided, however, that a Servicer Event of Default under clause (i) or (vii) of Section 8.01(a) may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default, Servicer Event of Default or Master Servicer Event of Default, such default, Servicer Event of Default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default, Servicer Event of Default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.


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                                   ARTICLE IX

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

            SECTION 9.01. Duties of Trustee and Securities Administrator.

            The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

            Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Trustee thereof and the Trustee will provide notice to the Certificateholders.

            The Trustee shall promptly remit to the related Servicer any complaint, claim, demand, notice or other document (collectively, the "Notices") delivered to the Trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided than any such notice (i) is delivered to the Trustee at its Corporate Trust Office, (ii) contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property. The Trustee shall have no duty hereunder with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to it or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

            No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the


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      absence of bad faith on the part of the Trustee or the Securities
      Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

                  (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

                  (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

            SECTION 9.02. Certain Matters Affecting Trustee and Securities Administrator.

            (a) Except as otherwise provided in Section 9.01:

                  (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee and the Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to


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      use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing or waiver of all Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (vii) The Trustee shall not be liable for any loss resulting from the investment of funds held in the Collection Account, for any loss resulting from the investment of funds held in the Reserve Fund or for any loss resulting from the redemption or sale of any such investment as therein authorized;

                  (viii) The Trustee shall not be deemed to have notice of any default, Master Servicer Event of Default or Servicer Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement; and

                  (ix) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

            (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any


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such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

            (c) The Trustee is hereby directed by the Depositor to execute the Cap Contracts on behalf of the Trust Fund in the form presented to it by the Depositor and shall have no responsibility for the contents of the Cap Contracts, including, without limitation, the representations and warranties contained therein. Any funds payable by the Trustee under the Cap Contracts at closing shall be paid by the Depositor. Notwithstanding anything to the contrary contained herein or in the Cap Contracts, the Trustee shall not be required to make any payments to the counterparty under the Cap Contracts.

            (d) None of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render those partners joint venturers or agents of one another.

            SECTION 9.03. Trustee and Securities Administrator not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, the authentication of the Securities Administrator on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in
Section 9.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 9.12) or of the Certificates (other than the signature of the Securities Administrator and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account by the related Servicer, other than with respect to the Securities Administrator any funds held by it or on behalf of the Trustee in accordance with Section 3.23 and 3.24.

            SECTION 9.04. Trustee and Securities Administrator May Own Certificates.

            Each of the Trustee and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not Trustee or the Securities Administrator.

            SECTION 9.05. Fees and Expenses of Trustee and Securities Administrator.

            The fees of the Trustee and the Securities Administrator hereunder and of Wells Fargo under the Custodial Agreement shall be paid in accordance with a side letter agreement with the Master Servicer and at the sole expense of the Master Servicer. In addition, the Trustee, the Securities Administrator, the Custodian and any director, officer, employee or agent of the


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Trustee, the Securities Administrator and the Custodian shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee, the Custodian or the Securities Administrator in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its respective obligations and duties under this Agreement, including the Cap Contracts and any and all other agreements related hereto, other than any loss, liability or expense (i) for which the Trustee is indemnified by the Master Servicer or any Servicer, (ii) that constitutes a specific liability of the Trustee or the Securities Administrator pursuant to Section 11.01(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder by the Trustee or the Securities Administrator or by reason of reckless disregard of obligations and duties hereunder. In no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action. The Master Servicer agrees to indemnify the Trustee, from, and hold the Trustee harmless against, any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Master Servicer's reckless disregard of its obligations and duties under this Agreement. In addition, the Seller agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the last paragraph of Section 2.01, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. The indemnities in this Section 9.05 shall survive the termination or discharge of this Agreement and the resignation or removal of the Master Servicer, the Trustee, the Securities Administrator or the Custodian. Any payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer's own funds, without reimbursement from REMIC I therefor.

            SECTION 9.06. Eligibility Requirements for Trustee and Securities Administrator.

            The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.07.


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            SECTION 9.07. Resignation and Removal of Trustee and Securities
Administrator.

            The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the Master Servicer, to the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may, at the expense of the Trust Fund, petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

            If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor.

            The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor.

            Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 8.08.


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            Notwithstanding anything to the contrary contained herein, the
Master Servicer and the Securities Administrator shall at all times be the same Person.

            SECTION 9.08. Successor Trustee or Securities Administrator.

            Any successor trustee or successor securities administrator appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor and its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Mortgage Loan Documents and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

            No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

            Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

            SECTION 9.09. Merger or Consolidation of Trustee or Securities Administrator.

            Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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            SECTION 9.10. Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, and for the benefit of the Holders of the Certificates, such title to REMIC I, or any part thereof, and, subject to the other provisions of this
Section 9.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

            SECTION 9.11. Appointment of Office or Agency.

            The Certificates may be surrendered for registration of transfer or exchange at the Securities Administrator's office located at Sixth and Marquette, Minneapolis, Minnesota 55479, and presented for final distribution at the Corporate Trust Office of the Securities Administrator


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where notices and demands to or upon the Securities Administrator in respect of the Certificates and this Agreement may be served.

            SECTION 9.12. Representations and Warranties.

            The Trustee hereby represents and warrants to the Master Servicer, the Securities Administrator, the Servicer and the Depositor as applicable, as of the Closing Date, that:

                  (i) It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

                  (vi) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.


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                                   ARTICLE X

                                   TERMINATION

            SECTION 10.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

            (a) Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Securities Administrator, the Servicer and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 9.05 and of the Servicer to make remittances to the Securities Administrator and the Securities Administrator to make payments in respect of the REMIC I Regular Interests, REMIC I Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the sum of (i) the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01) plus (ii) any amounts due the Servicer and the Master Servicer in respect of unpaid Servicing Fees, Master Servicing Fees and outstanding P&I Advances and Servicing Advances plus (iii) any Premium Amounts and Reimbursement Amounts owed to the Certificate Insurer under this Agreement. If a termination pursuant to this Section 10.01(a) or
Section 10.01(b) will result in a claim under the Certificate Insurance Policy or if any amount owed to the Certificate Insurer will not be fully reimbursed after such termination, the consent of the Certificate Insurer shall be required prior to the Terminator exercising such option.

            (b) The Master Servicer or, if the Master Servicer fails to exercise such optional termination right, Ocwen (either the Master Servicer or Ocwen, the "Terminator") shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. By acceptance of the Residual


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Certificates, the Holder of the Residual Certificates agrees, in connection with any termination hereunder, to assign and transfer any portion of the Termination Price in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE
Certificates. Notwithstanding the foregoing, the optional termination right may only be exercised by Ocwen if (i) it receives written notification from the Master Servicer that it will not exercise such optional termination right, (ii) it provides written notice to the Authorized Officers of the Seller that it intends to exercise such optional termination right and (iii) it receives written authorization from the Authorized Officers of the Seller to exercise such optional termination right.

            (c) Notice of the liquidation of the Certificates shall be given promptly by the Securities Administrator by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests, REMIC I Regular Interests or the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Securities Administrator therein designated, (ii) the amount of any such final payment,
(iii) that no interest shall accrue in respect of the REMIC I Regular Interests, REMIC I Regular Interests or Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Securities Administrator for deposit in the Distribution Account not later than the Business Day prior to the Distribution Date on which the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price. The Securities Administrator shall remit to the Servicer, the Master Servicer, the Trustee and the Custodian from such funds deposited in the Distribution Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Collection Account pursuant to
Section 3.09 as if such funds had been deposited therein (including all unpaid Servicing Fees and all outstanding P&I Advances and Servicing Advances) and (ii) any other amounts otherwise payable by the Securities Administrator to the Master Servicer, the Trustee, the Custodian and the Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trustee by the Securities Administrator of the making of such final deposit, the Trustee shall promptly release or cause to be released to the Terminator the Mortgage Files for the remaining Mortgage Loans, and Trustee shall execute all assignments, endorsements and other instruments delivered to it and necessary to effectuate such transfer.

            (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Securities Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 5.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on


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such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section
10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) on the final Distribution Date for final payment thereof in accordance with this Section 10.01. Any such amounts held in trust by the Securities Administrator shall be held uninvested in an Eligible Account.

            SECTION 10.02. Additional Termination Requirements.

            (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                  (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained by and at the expense of the Terminator;

                  (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

            (b) At the expense of the Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 10.01, at the expense of the Trust Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 10.02.


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            (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.


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                                   ARTICLE XI

                                REMIC PROVISIONS

            SECTION 11.01. REMIC Administration.

            (a) The Trustee shall elect to treat each Trust REMIC as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made by the Securities Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Interest shall be designated as the Residual Interests in REMIC I. The Class A Certificates, the Mezzanine Certificates, the Class B Certificates, the Class P Certificates and the Class CE Certificates (exclusive of any right to receive payments from the Reserve
Fund) shall be designated as the Regular Interests in REMIC II and the Class R-II Interest shall be designated as the Residual Interests in REMIC II. The Trustee shall not permit the creation of any "interests" in each Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests and the interests represented by the Certificates.

            (b) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

            (c) The Securities Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Securities Administrator, as agent for each Trust REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

            (d) The Securities Administrator shall prepare and file and the Trustee shall sign all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

            (e) The Securities Administrator shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator


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shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee upon receipt of additional reasonable compensation, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

            (f) To the extent in the control of the Trustee or the Securities Administrator, each such Person (i) shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions, (ii) shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (A) endanger the status of each Trust REMIC as a REMIC or (B) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or inaction is permitted under this Agreement or the Trustee and the Securities Administrator have received an Opinion of Counsel, addressed to the them (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Securities Administrator) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor (iii) shall the Securities Administrator take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Securities Administrator may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, the Securities Administrator will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and the Securities Administrator shall not take any such action or cause any Trust REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be home by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.

            (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local


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tax laws, such tax shall be charged (i) to the Trustee pursuant to Section
11.03, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, (ii) to the Securities Administrator pursuant to Section 11.03, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article XI,
(iii) to the Master Servicer pursuant to Section 11.03, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article IV or under this Article XI, (iv) to the Servicer pursuant to
Section 11.03, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or under this Article XI, or (v) in all other cases, against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

            (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

            (i) Following the Startup Day, neither the Securities Administrator nor the Trustee shall accept any contributions of assets to any Trust REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) Neither the Trustee nor the Securities Administrator shall knowingly enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) The Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC. In connection with the foregoing, the Securities Administrator shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of Regular Interests in each REMIC as required by IRS Form 8811.

            SECTION 11.02. Prohibited Transactions and Activities.

            None of the Depositor, the Servicer, the Securities Administrator, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II of this Agreement), nor acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee and the Securities Administrator (at the expense of


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

the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

            SECTION 11.03. Indemnification.

            (a) The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Servicers including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Servicers as a result of the Trustee's failure to perform its covenants set forth in this Article XI in accordance with the standard of care of the Trustee set forth in this Agreement.

            (b) Ocwen agrees to indemnify the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator and the Trustee for any taxes and costs including any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as a result of Ocwen's failure to perform its covenants set forth in Article III in accordance with the standard of care of Ocwen set forth in this Agreement.

            (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, Ocwen and the Trustee for any taxes and costs including any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, Ocwen or the Trustee, as a result of the Master Servicer's failure to perform its covenants set forth in Article IV in accordance with the standard of care of the Master Servicer set forth in this Agreement.

            (d) The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, Ocwen or the Trustee including any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, Ocwen or the Trustee as a result of the Securities Administrator's failure to perform its covenants set forth in this Article XI in accordance with the standard of care of the Securities Administrator set forth in this Agreement.


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                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            SECTION 12.01. Amendment.

            This Agreement may be amended from time to time by the Depositor, Ocwen, the Master Servicer, the Securities Administrator and the Trustee, but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or the Certificate Insurance Policy which shall not be inconsistent with the provisions of this Agreement, provided that the prior consent of the Certificate Insurer shall be required for any amendment that affects its rights, duties or obligations and that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Certificate Insurer; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Certificate Insurance Policy). No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

            This Agreement may also be amended from time to time by the Depositor, Ocwen, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates or the Certificate Insurer in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor or a Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates. Without limiting the generality of the foregoing, any amendment to this Agreement required in connection with the compliance with or the clarification of any reporting obligations described in Section 5.06 hereof shall not require the consent of any Certificateholder and without the need for any Opinion of Counsel or Rating Agency confirmation.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of


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Counsel to the effect that such amendment is permitted hereunder and will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and that such amendment is authorized or permitted by this Agreement.

            Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The cost of any Opinion of Counsel to be delivered pursuant to this
Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee .

            The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

            SECTION 12.02. Recordation of Agreement; Counterparts.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 12.03. Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any


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liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder. and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 12.04. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles thereof.

            SECTION 12.05. Notices.

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if sent by facsimile, receipt confirmed, if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, ACE Securities Corp., AMACAR GROUP, 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, Attention: Juliana Johnson (telecopy number:(704) 365-1362), or such other address or telecopy number as may hereafter be furnished to the Servicers, the Master Servicer, the Securities Administrator and the Trustee in writing by the Depositor, (b) in the case of Ocwen, Ocwen Federal Bank FSB, 1675 Palm Beach Lakes Boulevard, Suite 10A, West Palm Beach, Florida 33401, Attention: Secretary (telecopy number: (561) 682-8177), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Securities Administrator and the Depositor in writing by Ocwen, (c) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Ace Securities Corp., 2004-HE4 (telecopy number:
(410) 715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Depositor and the Servicers in writing by the Master Servicer or the Securities Administrator and (d) in the case of the Trustee,


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at the Corporate Trust Office or such other address or telecopy number as the
Trustee may hereafter be furnish to the Servicers, the Master Servicer, the Securities Administrator and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

            SECTION 12.06. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 12.07. Notice to Rating Agencies.

            The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer has actual knowledge:

            1. Any material change or amendment to this Agreement;

            2. The occurrence of any Servicer Event of Default or Master Servicer Event of Default that has not been cured or waived;

            3. The resignation or termination of the Servicer, the Master Servicer or the Trustee;

            4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

            5. The final payment to the Holders of any Class of Certificates;

            6. Any change in the location of the Distribution Account; and

            7. Any event that would result in the inability of the Trustee as successor Servicer to make advances regarding delinquent Mortgage Loans.

            In addition, the Securities Administrator shall promptly make available to each Rating Agency copies of each report to Certificateholders described in Section 5.02.

            The Servicer shall make available to each Rating Agency copies of the following:

            8. Each annual statement as to compliance described in Section 3.17; and

            9. Each annual independent public accountants' servicing report described in Section 3.18.


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            Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; to DBRS, [ADDRESS]; and to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

            SECTION 12.08. Article and Section References.

            All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

            SECTION 12.09. Grant of Security Interest.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, to secure a debt or other obligation of the Depositor and
(b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in
Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders.

            SECTION 12.10. Survival of Indemnification.

            Any and all indemnities to be provided by any party to this Agreement shall survive the termination and resignation of any party hereto and the termination of this Agreement.

            SECTION 12.11. Servicing Agreements.

            With respect to the Fremont Mortgage Loans and Select Portfolio Mortgage Loans, in the event of any conflict between the provisions of this Agreement and the provisions of the related Servicing Agreement, the provisions of the related Servicing Agreement shall control.

                  IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                 ACE SECURITIES CORP.,
                                 as Depositor

                                 By: /s/ Douglas K. Johnson
                                    -----------------------------------------
                                 Name: Douglas K. Johnson
                                 Title: President



                                 By: /s/ Evelyn Echevarria
                                    -----------------------------------------
                                 Name: Evelyn Echevarria
                                 Title: Vice President



                                 OCWEN FEDERAL BANK FSB
                                 as Servicer

                                 By: /s/ Richard Delgado
                                    -----------------------------------------
                                 Name: Richard Delgado
                                 Title: Vice President



                                 HSBC BANK USA, NATIONAL ASSOCIATION
                                 not in its individual capacity but solely as Trustee

                                 By: /s/ Susie Moy
                                    -----------------------------------------
                                 Name: Susie Moy
                                 Title: Vice President



                                 WELLS FARGO BANK, N.A.
                                 as Master Servicer and Securities Administrator

                                 By: /s/ Stacey Taylor
                                    -----------------------------------------
                                 Name: Stacey Taylor
                                 Title: Assistant Vice President

                                 ACKNOWLEDGED AND AGREED FOR PURPOSES OF
                                 SECTION 9.05:



                                 DB STRUCTURED PRODUCTS, INC

                                 By: /s/ Susan Valenti
                                    -----------------------------------------
                                 Name: Susan Valenti
                                 Title: Vice President



                                 By: /s/ Peter J. Cerwin
                                    -----------------------------------------
                                 Name: Peter J. Cerwin
                                 Title: Director

                                 ACKNOWLEDGED AND AGREED FOR PURPOSES OF
                                 SECTION 7.08 AND 7.09:



                                 THE MURRAYHILL COMPANY


                                 By: /s/ Kevin Kanouff
                                    -----------------------------------------
                                 Name: Kevin Kanouff
                                 Title: President and General Counsel





                                        Acknowledged and Agreed for purposes of
                                        Section 7.08 and 7.09:

                                        THE MURRAYHILL COMPANY


                                         By:/s/
                                            ------------------------------------
                                         Name:
                                         Title:

STATE OF              )
                      ) ss.:
COUNTY OF             )

            On the ___ day of November 2004, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                                      Notary Public

[Notarial Seal]                        My commission expires

STATE OF              )
                      ) ss.:
COUNTY OF             )

            On the ___ day of November 2004, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                                      Notary Public

[Notarial Seal]                        My commission expires

STATE OF        )
                ) ss.:
COUNTY OF       )

            On the ___ day of November 2004, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of Ocwen Federal Bank FSB, one of the federal chartered savings banks that executed the within instrument, and also known to me to be the person who executed it on behalf of said federally chartered savings bank, and acknowledged to me that such federally chartered savings bank executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                                      Notary Public

[Notarial Seal]                        My commission expires

STATE OF           )
                   ) ss.:
COUNTY OF          )

            On the ___ day of November 2004, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                                      Notary Public

[Notarial Seal]                        My commission expires

STATE OF         )
                 ) ss.:
COUNTY OF        )

            On the ___ day of November 2004, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of HSBC Bank USA, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                                      Notary Public

[Notarial Seal]                        My commission expires

                                   EXHIBIT A-1

                       FORM OF CLASS A-[1][2] CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Series 2004-HE4, Class A-[1][2]                      Aggregate Certificate Principal Balance of the Class
                                                     A-[1][2]Certificates as of the Issue Date:
                                                     $

Pass-Through Rate: Variable                          Denomination:  $

Date of Pooling and  Servicing  Agreement            Master Servicer: Wells Fargo Bank, N.A.
and Cut-off Date:  November 1, 2004

First Distribution Date: December 25, 2004           Trustee: HSBC Bank USA, National Association

No.__                                                Issue Date: November 29, 2004
                                                     CUSIP:________________

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-1-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-[1][2]Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-[1][2] Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A. as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, as servicer (the "Servicer") and HSBC Bank USA, National Association as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-[1][2] Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-[1][2] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser


                                     A-1-3
of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-[1][2] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be a rate per annum equal to the lesser of (i) One-Month LIBOR plus [_____]%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus [_____]%, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Contracts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an


                                     A-1-4
assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-1-5

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                      Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-[1][2] Certificates referred to in the within-mentioned Agreement.

                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                     Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -      Custodian
                                                             -------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT - as tenants by the entireties
                                                             -------------------
                                                                   (State)
JT TEN  - as joint tenants with right
          if survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:___________
________________________________________________________________________________

Dated:

                                         --------------------------------------
                                         Signature by or on behalf of assignor


                                         --------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
for the account of ___________________________________________________________,
account number ____________________, or, if mailed by check, to_________________
_____________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_____________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or _______________________________________, as its agent.

                                   EXHIBIT A-2

         FORM OF CLASS M-[1][2][3][4][5][6][7][8][9][10][11] CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES [[,/AND] CLASS M-1 CERTIFICATES [,/AND] CLASS M-2 CERTIFICATES[,/AND] CLASS M-3 CERTIFICATES [,/AND] CLASS M-4 CERTIFICATES [,/AND] CLASS M-5 CERTIFICATES] [,/AND] CLASS M-6 CERTIFICATES] [,/AND] CLASS M-7 CERTIFICATES] [,/AND] CLASS M-8 CERTIFICATES] [,/AND] CLASS M-9 CERTIFICATES] [,/AND] CLASS M-10 CERTIFICATES]TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(c) OF THE AGREEMENT REFERRED TO HEREIN.

      THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

Series 2004-HE4, Class                             Aggregate Certificate Principal Balance of the
M-[1][2][3][4][5][6][7][8][9][10][11]              Class M-[1][2][3][4][5][6][7][8][9][10][11]
                                                   Certificates as of the Issue Date: $______________

Pass-Through Rate: Variable                        Denomination: $______________

Date of Pooling and Servicing Agreement            Master Servicer: Wells Fargo Bank, N.A.
and Cut-off Date: November 1, 2004

First Distribution Date: December 25, 2004         Trustee: HSBC Bank USA, National Association

No.___                                             Issue Date: November 29, 2004

                                                   CUSIP:_________________


                                     A-2-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A. as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date


                                     A-2-3
immediately prior to such Distribution Date and is the registered owner of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates the aggregate initial
Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates, or
otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus [____]% , in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus [____]%, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Contracts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-2-4

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            Any transferee of this Certificate shall be deemed to make the representations set forth in Section 6.02(c) of the Agreement.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


                                     A-2-5

            The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-2-6

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.
                                       as Securities Administrator


                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-[1][2][3][4][5][6][7][8][9][10][11]
Certificates referred to in the within-mentioned Agreement.

                                       WELLS FARGO BANK, N.A.
                                       as Securities Administrator


                                       By:
                                          --------------------------------------
                                                    Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -     Custodian
                                                             ------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT - as tenants by the entireties
                                                             ------------------
                                                                   (State)
JT TEN  - as joint tenants with right
          if survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
 (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________
for the account of ____________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_____________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_____________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or _______________________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS B CERTIFICATES

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES, AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT ("REGULATION S"), OR (2) WITHIN THE UNITED STATES TO (A) "QUALIFIED INSTITUTIONAL BUYERS" WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT ("RULE 144A") OR (B) TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF "REGULATION D" UNDER THE ACT.

      [THIS CERTIFICATE IS A REGULATION S TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE OFFERING OF THE OFFERED CERTIFICATES AND (II) THE CLOSING DATE, THIS

      CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

      [NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREIN UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AGREEMENT (AS DEFINED HEREIN).]

      [THE HOLDER OF THIS REGULATION S PERMANENT GLOBAL CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE DATE WHICH IS THE LATER OF (I) 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND (II) THE DATE ON WHICH THE REQUISITE CERTIFICATIONS ARE DUE TO AND PROVIDED TO THE TRUSTEE AND SECURITIES ADMINISTRATOR PURSUANT TO THE AGREEMENT (AS DEFINED BELOW), EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(c) OF THE AGREEMENT.


                                     A-3-2

Series ACE 2004-HE4, Class B                           Aggregate Certificate Principal Balance of
                                                       the Class B Certificates as of the Issue
                                                       Date: $

Pass-Through Rate: Variable                            Denomination: $

Date of Pooling and Servicing Agreement                Master Servicer: Wells Fargo Bank, N.A.
and Cut-off Date: November 1, 2004

First Distribution Date: December 25, 2004             Trustee: HSBC Bank USA, National Association

No. ______                                             Issue Date: November 29, 2004
                                                       CUSIP:

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

      This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-3-3

      Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

      All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class B Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

      The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

      This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Contracts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.


                                     A-3-4

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A or Regulation S under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer and from such Holder's prospective transferee, substantially in the form attached to the Agreement as Exhibit B-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of


                                     A-3-5
the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of this Certificate shall be made to any person unless the Transferee provides a certification pursuant to Section 6.02(d) of the Agreement.

      The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

      The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-3-6

      IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                        WELLS FARGO BANK, N.A.
                                        as Securities Administrator


                                        By:
                                           -------------------------------------
                                                      Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                        WELLS FARGO BANK, N.A.
                                        as Securities Administrator


                                        By:
                                           -------------------------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
 (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________
_______________________________________________________________________________.

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_____________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or _______________________________________, as its agent.

                                   EXHIBIT A-4

                       FORM OF CLASS CE-[1][2] CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT ("REGULATION S"), OR (2) WITHIN THE UNITED STATES TO (A) "QUALIFIED INSTITUTIONAL BUYERS" WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT ("RULE 144A") OR (B) TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF "REGULATION D" UNDER THE ACT.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(c) OF THE AGREEMENT.

Series 2004-HE4, Class CE-[1][2]                Aggregate Certificate Principal Balance of the
                                                Class CE-[1][2] Certificates as of the Issue
                                                Date: $______________

Pass-Through Rate: Variable                     Denomination: $_________________

Cut-off Date and date of Pooling and            Master Servicer: Wells Fargo Bank, N.A.
Servicing Agreement: November 1, 2004

First Distribution Date: December 25, 2004      Trustee: HSBC Bank USA, National Association

No. __                                          Issue Date: November 29, 2004

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate, first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-[1][2] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE-[1][2] Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to


                                     A-4-2
the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the calendar month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-[1][2] Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE-[1][2] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class CE-[1][2] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any


                                     A-4-3

Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1,
(ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer and from such Holder's prospective transferee, substantially in the form attached to the Agreement as Exhibit B-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 6.02(c) of the Agreement.


                                     A-4-4

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-4-5

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                       Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class CE-[1][2] Certificates referred to in the within-mentioned Agreement.

                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                       Authorized Officer

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -      Custodian
                                                             -------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT - as tenants by the entireties
                                                             -------------------
                                                                   (State)
JT TEN  - as joint tenants with right
          if survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of ____________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_____________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_____________________________________________________________________________.
This information is provided by ______________________________________________, the assignee named above, or _______________________________________, as its agent.

                                   EXHIBIT A-5

                               CLASS P CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT ("REGULATION S"), OR (2) WITHIN THE UNITED STATES TO (A) "QUALIFIED INSTITUTIONAL BUYERS" WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT ("RULE 144A") OR (B) TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF "REGULATION D" UNDER THE ACT.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(c) OF THE AGREEMENT.

Series 2004-HE4, Class P                         Aggregate Certificate Principal Balance
                                                 of the Class P Certificates as of the
                                                 Issue Date: $100.00

Cut-off Date and date of Pooling and             Denomination: $100.00
Servicing Agreement: November 1, 2004

First Distribution Date: December 25, 2004       Master Servicer: Wells Fargo Bank, N.A.

No. __                                           Trustee: HSBC Bank USA, National
                                                 Association

                                                 Issue Date: November 29, 2004

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-5-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate, first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the calendar month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates


                                     A-5-3
the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class P Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933


                                     A-5-4

Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer and from such Holder's prospective transferee, substantially in the form attached to the Agreement as Exhibit B-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 6.02(c) of the Agreement.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.


                                     A-5-5

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-5-6

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                       Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                       Authorized Officer

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -      Custodian
                                                             -------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT - as tenants by the entireties
                                                             -------------------
                                                                   (State)
JT TEN  - as joint tenants with right
          if survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _________________________
_______________________________________________________________________________.

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of __________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_____________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_____________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or _______________________________________, as its agent.

                                   EXHIBIT A-6

                           FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE SOLE "RESIDUAL INTEREST" IN EACH "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE SECURITIES ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN

      SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 6.02(d) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2004-HE4, Class R                            Aggregate Percentage Interest of the Class R
                                                    Certificates as of the Issue Date: 100.00%

Date of Pooling and Servicing Agreement             Master Servicer: Wells Fargo Bank, N.A.
and Cut-off Date: November 1, 2004

First Distribution Date: December 25, 2004          Trustee: HSBC Bank USA, National Association

No __                                               Issue Date: November 29, 2004


                                     A-6-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2004-HE4
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.


                                     A-6-3

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, as the servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to


                                     A-6-4

Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Securities


                                     A-6-5

Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 6.02 of the Agreement.

            Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Securities Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as representing the beneficial ownership of the residual interests in each of REMIC I and REMIC II, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 6.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any portion of the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon any REMIC.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee,


                                     A-6-6
the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-6-7

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                       Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                           WELLS FARGO BANK, N.A.
                                           as Securities Administrator


                                           By:
                                              ----------------------------------
                                                     Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -     Custodian
                                                             -------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT - as tenants by the entireties
                                                             -------------------
                                                                   (State)
JT TEN  - as joint tenants with right
          if survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _________________________
_______________________________________________________________________________.

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed


                                     B-1-2

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of ____________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_____________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or _______________________________________, as its agent.


                                     B-1-3

                                   EXHIBIT B-1
                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                     [Date]

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust ACE 2004-HE4

      Re: ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates
            Class B, Class CE-1, Class CE-2, Class P and Class R Certificates

Ladies and Gentlemen:

            In connection with the transfer by ______________________ (the "Transferor") to ___________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

            Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of November 1, 2004, among ACE Securities Corp. as Depositor, Ocwen Federal Bank FSB as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and HSBC Bank USA, National Association as trustee (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.


                                     B-1-4

            Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            [Transferor]

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                     B-1-5

                    FORM OF TRANSFEREE REPRESENTATION LETTER

                                                        [Date]

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust ACE 2004-HE4

            Re: ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates
                  Class B, Class CE-1, Class CE-2, Class P and Class R Certificates

Ladies and Gentlemen:

            In connection with the purchase from ______________________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), (the "Transferee") hereby certifies as follows:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  2. The Transferee has been furnished with all information
            regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

3. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.12510.3-101 or (b) [[for Class CE-1, Class CE-2, Class P and Class R] has provided the Securities Administrator with an opinion of counsel on which the Trustee, the Depositor, the Master Servicer, the Securities Administrator and the Servicer may rely, acceptable to and in


                                     B-1-6
form and substance satisfactory to the Trustee to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trust Fund, the Trustee, the Depositor, the Master Servicer, the Securities Administrator or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.] [[for Class B] represents and warrants that it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption ("PTE") 2002-41, and that it understands that there are certain conditions to the availability of PTE 2002-41, including that such certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and such certificate is so rated, and that it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D issued under the Securities Act and will obtain a representation from any transferee that such transferee is an accredited investor so long as it is required to obtain a representation regarding compliance with the Securities Act or (c)(i) it is an insurance company, (ii) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

            In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in paragraph 3 above.

            All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of November 1, 2004, among ACE Securities Corp. as Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, Ocwen Federal Bank FSB as Servicer and HSBC Bank USA, National Association as Trustee, pursuant to which the Certificates were issued.

                                            [TRANSFEREE]

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                     B-1-7

                                                          ANNEX 1 TO EXHIBIT B-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

            2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $________________(1) in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                     B-1-8

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___       Will the Transferee be purchasing the Certificates
         Yes      No        only for the Transferee's own account?

            6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third


                                     B-1-9
party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                           -------------------------------------
                                           Print Name of Transferee


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                     B-1-10

                                                          ANNEX 2 TO EXHIBIT B-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

            2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

      ___ The Transferee owned $________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.


                                     B-1-11

            5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

            6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:


                                       -----------------------------------------
                                       Print Name of Transferee or Advisor


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       IF AN ADVISER:


                                       -----------------------------------------
                                       Print Name of Transferee


                                     B-1-12

                    FORM OF TRANSFEREE REPRESENTATION LETTER

            The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

            1. I am an executive officer of the Purchaser.

            2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

            3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser ______________________________________________________________

By: (Signature) ________________________________________________________________

Name of Signatory ______________________________________________________________

Title __________________________________________________________________________

Date of this certificate _______________________________________________________

Date of information provided in paragraph 3 ____________________________________


                                     B-1-13

                                    EXHIBIT C

                    FORM OF REGULATION S TRANSFER CERTIFICATE

[Date]

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust ACE 2004-HE4

            Re: ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates, Class B Certificates

Ladies and Gentlemen:

            Reference is hereby made to the Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 2004, among ACE Securities Corp. (the "Depositor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer"), Ocwen Federal Bank FSB, as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

            This letter relates to U.S. $[__________] Certificate Principal Balance of Class B Certificates (the "Certificates") which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of the Certificates to a person who wishes to take delivery thereof in the form of an equivalent beneficial interest [name of transferee] (the "Transferee").

            In connection with such request, the Transferor hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the private placement memorandum dated November __, 2004 relating to the Certificates and that the following additional requirements (if applicable) were satisfied:

            (a) the offer of the Certificates was not made to a person in the United States;

            (b) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

            (c) no directed selling efforts were made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

            (d) the transfer or exchange is not part of a plan or scheme to evade the registration requirements of the Securities Act;


                                     B-1-14

            (e) the Transferee is not a U.S. Person, as defined in Regulation S under the Securities Act;

            (f) the transfer was made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be; and

            (g) the Transferee understands that the Certificates have not been and will not be registered under the Securities Act, that any offers, sales or deliveries of the Certificates purchased by the Transferee in the United States or to U.S. persons prior to the date that is 40 days after the later of (i) the commencement of the offering of the Certificates and (ii) the Closing Date, may constitute a violation of United States law, and that (x) distributions of principal and interest and (y) the exchange of beneficial interests in a Temporary Regulation S Global Certificate for beneficial interests in the related Permanent Regulation S Global Certificate, in each case, will be made in respect of such Certificates only following the delivery by the Holder of a certification of non-U.S. beneficial ownership, at the times and in the manner set forth in the Agreement.


                                     B-1-15

            You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                             [Name of Transferor]


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                     B-1-16

                                   EXHIBIT B-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                ____________, 20__

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust ACE 2004-HE4

            Re: ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates,
                  Class B, Class CE-1, Class CE-2, Class P and Class R Certificates

Ladies and Gentlemen:

            In connection with the transfer by ________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act'), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Transferor)


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                            FORM OF TRANSFEREE LETTER

                                                _______________, 20__

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust ACE 2004-HE4

            Re: ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates,
                  Class B, Class CE-1, Class CE-2, Class P and Class R Certificates

Ladies and Gentlemen:

            In connection with the transfer by ______________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferee hereby certifies as follows:

            1. The Transferee understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

            2. The Transferee is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

            3. The Transferee is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

            4. The Transferee has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Transferee from the Depositor or the Transferor and is relevant to the Transferee's decision to purchase the Certificates. The Transferee has had any questions arising from such review answered by the Depositor or the Transferor to the satisfaction of the Transferee.


                                     B-2-2

            5. The Transferee has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.12510.3-101 or (b) [[for Class CE-1, Class CE-2, Class P and Class R] has provided the Trustee with an opinion of counsel on which the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Servicer may rely, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.] [[for Class B] represents and warrants that it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption ("PTE") 2002-41, and that it understands that there are certain conditions to the availability of PTE 2002-41, including that such certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and such certificate is so rated, and that it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D issued under the Securities Act and will obtain a representation from any transferee that such transferee is an accredited investor so long as it is required to obtain a representation regarding compliance with the Securities Act or (c)(i) it is an insurance company,
      (ii) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and
      (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied.]


                                     B-2-3

            In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in paragraph 6 above.

                                         Very truly yours,


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                   EXHIBIT B-3

                        TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK      )
                       ss.:
COUNTY OF NEW YORK     )

      ___________________________ being duly sworn, deposes, represents and warrants as follows:

      1.    I am a _____________________ of _______________________________ (the
            "Owner") a corporation duly organized and existing under the laws of _________________________, the record owner of ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset Backed Pass-Through Certificates, Class R Certificates (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

      2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________. ____ and (ii) is acquiring the Class R
            Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any real electric or telephone cooperative, or any organization (other than certain farmers'


                                     B-2-4
            cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

      3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after April 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

      4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5. The Owner is aware that the Securities Administrator will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Securities Administrator, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

      7.    The Owner's taxpayer identification number is ________________.

      8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 6.02(d) which authorize the Securities Administrator to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Securities Administrator in the event that the Owner holds such Certificate in violation of Section 6.02(d)); and that the Owner


                                     B-3-2
            expressly agrees to be bound by and to comply with such restrictions and provisions.

      9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

      10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

      11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

      12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

      13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

      14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 6.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

      15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Securities Administrator an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

      16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States


                                     B-3-3
            federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

      17. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE-1, Class CE-2 and the Class P Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Securities Administrator is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE-1, Class CE-2 and the Class P Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate. In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.


                                     B-3-4

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of _________________, _____.

                                         [OWNER]


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:            [Vice] President

ATTEST:


By:
   -----------------------------
Name:
Title:    [Assistant] Secretary

            Personally appeared before me the above-named __________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ______________ day of __________, ____.


                                        ----------------------------------------
                                                     Notary Public

                                        County of
                                                  -------------------
                                        State of
                                                  -------------------

                                        My Commission expires:


                                     B-3-5

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

            _________________________, being duly sworn, deposes, represents and warrants as follows:

            1. I am a ____________________ of _________________________ (the
"Owner"), a corporation duly organized and existing under the laws of _____________, on behalf of whom I make this affidavit.

            2. The Owner is not transferring the Class R Certificates (the "Residual Certificates") to impede the assessment or collection of any tax.

            3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

            4. The Owner understands that the Purchaser has delivered to the Trustee or a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit B-2. The Owner does not know or believe that any representation contained therein is false.

            5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

            6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                     B-3-6

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ________________, ____.

                                        [OWNER]


                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:            [Vice] President

ATTEST:


By:
     ----------------------------------
Name:
Title.   [Assistant] Secretary

            Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ______ day of _____________,
____.


                                        ----------------------------------------
                                                     Notary Public

                                        County of
                                                  -------------------
                                        State of
                                                  -------------------

                                        My Commission expires:

                                    EXHIBIT C

                         FORM OF SERVICER CERTIFICATION

Re: __________ (the "Trust")

      Mortgage Pass-Through Certificates, Series 2004-HE4

I, [identify the certifying individual], certify to ACE Securities Corp. (the "Depositor"), HSBC Bank USA, National Association (the "Trustee") and Wells Fargo Bank, National Association (the "Master Servicer"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact (constituting information required to be provided by Ocwen Federal Bank FSB (the "Servicer") under the Agreement) necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification.

      2. Based on my knowledge, the servicing information required to be provided to Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer.

      3. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon my knowledge and the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing Report submitted to the Master Servicer, the Servicer has fulfilled its obligations under the Agreement; and

      4. I have disclosed to the Master Servicer all significant deficiencies relating to the servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the pooling and servicing agreement.

Capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement, dated as of November 1, 2004, among ACE Securities Corp., Ocwen Federal Bank FSB, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association

Date:
     --------------------------------


-------------------------------------
[Signature]


-------------------------------------
[Title]

                                    EXHIBIT D

                            FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
Ocwen Federal Bank FSB
1675 Palm Lakes Boulevard, Suite 10A
West Palm Beach, Florida 33401
Attn: _________________________________

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that _______________________, having its principal place of business at __________________________, as Trustee (the "Trustee") pursuant to that Pooling and Servicing Agreement among _____________________________ (the "Depositor"), Ocwen Federal Bank FSB (the
"Servicer"), and the Trustee, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), hereby constitutes and appoints the Servicer, by and through the Servicer's officers, the Trustee's true and lawful Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.    The completion of loan assumption agreements.

5. The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

      a. the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

      b. the preparation and issuance of statements of breach or non-performance;

      c. the preparation and filing of notices of default and/or notices of sale;

      d. the cancellation/rescission of notices of default and/or notices of sale;

      e.    the taking of a deed in lieu of foreclosure; and

      f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, _________________ as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, and the Trustee, dated as of _______________ 1, 200__ (______________________ Mortgage Loan Asset Backed
Certificates, Series 200__-___), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by _______________________ its duly elected and authorized Vice President this ______________ day of _________________, 200__.


                                        ________________________________________
                                        as Trustee for _____ Mortgage Loan Asset
                                           Backed Certificates, Series 200__-___


                                    By _________________________________________


STATE OF ________

COUNTY OF _______

On ___________, 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared __________, Vice President of ____________ as Trustee for _____________ Mortgage Loan Asset Backed Certificates, Series 200__-___, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITESS my hand and official seal.
         (SEAL)
                                        ________________________________________
                                                                   Notary Public

                                  My Commission Expires ________________________

                                   SCHEDULE 1

                             MORTGAGE LOAN SCHEDULE

                                   SCHEDULE 2

                           PREPAYMENT CHARGE SCHEDULE

                                   SCHEDULE 3

                                   [RESERVED]

                                   SCHEDULE 4

                   STANDARD FILE LAYOUT- DELINQUENCY REPORTING

Exhibit 1: Standard File Layout - Delinquency Reporting

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Format
Column/Header Name                                            Description                           Decimal       Comment
------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                    A unique number assigned to a loan by the Servicer.
                                     This may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                             A unique identifier assigned to each loan by the originator.
------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                           Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                    Contains a unique number as assigned by an external
                                     servicer to identify a group of loans in their
                                     system.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                  First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                   Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                         Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                           The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                             Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE               The date that the borrower's next payment is due to                        MM/DD/YYYY
                                     the servicer at the end of processing cycle, as
                                     reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                            Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE              The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                  The case number assigned by the court to the
                                     bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE               The payment due date once the bankruptcy has been                          MM/DD/YYYY
                                     approved by the courts
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE           The Date The Loan Is Removed From Bankruptcy. Either                       MM/DD/YYYY
                                     by Dismissal, Discharged and/or a Motion For Relief
                                     Was Granted.
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                   The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                        The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE               The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE               The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                 The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                     instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE               Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                     Notice of 1st legal filed by an Attorney in a                              MM/DD/YYYY
                                     Foreclosure Action
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE            The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                     The actual date of the foreclosure sale.                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                      The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                  The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE              The date the court revokes legal possession of the                         MM/DD/YYYY
                                     property from the borrower.
------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                           The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                            The date an REO property is listed at a particular price.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                            The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                      The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                     The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE              Actual Date Of REO Sale                                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                        Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                  A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                 The date a  property inspection is performed.                              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                       The date the appraisal was done.                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                        The current "as is" value of the property based on                 2
                                     brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                    The amount the property would be worth if repairs are              2
                                     completed pursuant to a broker's price opinion or
                                     appraisal.
------------------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                   FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                   The circumstances which caused a borrower to stop
                                     paying on a loan. Code indicates the reason why the
                                     loan is in default for this cycle.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                  Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                     Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                         Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                   Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                    Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                       Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                 Date Claim Was Settled and The Check Was Issued By                         MM/DD/YYYY
                                     The Pool Insurer

------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                  Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE          Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                 Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE           Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT            Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                  Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                   Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                    Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
---------------------------------------------------------------------------------------------------------------------------------

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM- Approved Assumption

      o     BAP-  Borrower Assistance Program

      o     CO-   Charge Off

      o     DIL-  Deed-in-Lieu

      o     FFA-  Formal Forbearance Agreement

      o     MOD-  Loan Modification

      o     PRE-  Pre-Sale

      o     SS-   Short Sale

      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor

      o     Tenant

      o     Unknown

      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged

      o     Excellent

      o     Fair

      o     Gone

      o     Good

      o     Poor

      o     Special Hazard

      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

              ------------------------------------------------------------------
              Delinquency Code       Delinquency Description
              ------------------------------------------------------------------
              001                    FNMA-Death of principal mortgagor
              ------------------------------------------------------------------
              002                    FNMA-Illness of principal mortgagor
              ------------------------------------------------------------------
              003                    FNMA-Illness of mortgagor's family member
              ------------------------------------------------------------------
              004                    FNMA-Death of mortgagor's family member
              ------------------------------------------------------------------
              005                    FNMA-Marital difficulties
              ------------------------------------------------------------------
              006                    FNMA-Curtailment of income
              ------------------------------------------------------------------
              007                    FNMA-Excessive Obligation
              ------------------------------------------------------------------
              008                    FNMA-Abandonment of property
              ------------------------------------------------------------------
              009                    FNMA-Distant employee transfer
              ------------------------------------------------------------------
              011                    FNMA-Property problem
              ------------------------------------------------------------------
              012                    FNMA-Inability to sell property
              ------------------------------------------------------------------
              013                    FNMA-Inability to rent property
              ------------------------------------------------------------------
              014                    FNMA-Military Service
              ------------------------------------------------------------------
              015                    FNMA-Other
              ------------------------------------------------------------------
              016                    FNMA-Unemployment
              ------------------------------------------------------------------
              017                    FNMA-Business failure
              ------------------------------------------------------------------
              019                    FNMA-Casualty loss
              ------------------------------------------------------------------
              022                    FNMA-Energy environment costs
              ------------------------------------------------------------------
              023                    FNMA-Servicing problems
              ------------------------------------------------------------------
              026                    FNMA-Payment adjustment
              ------------------------------------------------------------------
              027                    FNMA-Payment dispute
              ------------------------------------------------------------------
              029                    FNMA-Transfer of ownership pending
              ------------------------------------------------------------------
              030                    FNMA-Fraud
              ------------------------------------------------------------------
              031                    FNMA-Unable to contact borrower
              ------------------------------------------------------------------
              INC                    FNMA-Incarceration
              ------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

            -----------------------------------------------------------------
               Status Code       Status Description
            -----------------------------------------------------------------
                   09            Forbearance
            -----------------------------------------------------------------
                   17            Pre-foreclosure Sale Closing Plan Accepted
            -----------------------------------------------------------------
                   24            Government Seizure
            -----------------------------------------------------------------
                   26            Refinance
            -----------------------------------------------------------------
                   27            Assumption
            -----------------------------------------------------------------
                   28            Modification
            -----------------------------------------------------------------
                   29            Charge-Off
            -----------------------------------------------------------------
                   30            Third Party Sale
            -----------------------------------------------------------------
                   31            Probate
            -----------------------------------------------------------------
                   32            Military Indulgence
            -----------------------------------------------------------------
                   43            Foreclosure Started
            -----------------------------------------------------------------
                   44            Deed-in-Lieu Started
            -----------------------------------------------------------------
                   49            Assignment Completed
            -----------------------------------------------------------------
                   61            Second Lien Considerations
            -----------------------------------------------------------------
                   62            Veteran's Affairs-No Bid
            -----------------------------------------------------------------
                   63            Veteran's Affairs-Refund
            -----------------------------------------------------------------
                   64            Veteran's Affairs-Buydown
            -----------------------------------------------------------------
                   65            Chapter 7 Bankruptcy
            -----------------------------------------------------------------
                   66            Chapter 11 Bankruptcy
            -----------------------------------------------------------------
                   67            Chapter 13 Bankruptcy
            -----------------------------------------------------------------

Exhibit 3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      1.      The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.     The total of lines 1 through 12.

      2.      Credits:

      14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.     The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

      3.      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: ________________                 Date:  _______________

Phone: ______________________      Email Address:_____________________

        -------------------    ---------------------   ----------------------
         Servicer Loan No.          Servicer Name         Servicer Address


        -------------------    ---------------------   ----------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:____________________________________________________

Property Address:_______________________________________________________________

Liquidation and Acquisition Expenses:

(1)  Actual Unpaid Principal Balance of Mortgage Loan    $_______________   (1)

(2)  Interest accrued at Net Rate                        ________________   (2)

(3)  Accrued Servicing Fees                              ________________   (3)

(4)  Attorney's Fees                                     ________________   (4)

(5)  Taxes                                               ________________   (5)

(6)  Property Maintenance                                ________________   (6)

(7)  MI/Hazard Insurance Premiums                        ________________   (7)

(8)  Utility Expenses                                    ________________   (8)

(9)  Appraisal/BPO                                       ________________   (9)

(10) Property Inspections                                ________________   (10)

(11) FC Costs/Other Legal Expenses                       ________________   (11)

(12) Other (itemize)                                     $_______________   (12)

         Cash for Keys________________________           ________________

         HOA/Condo Fees_______________________           ________________

         _____________________________________           ________________

         _____________________________________           ________________

         Total Expenses                                  $_______________   (13)

Credits:

(14) Escrow Balance                                      $_______________   (14)

(15) HIP Refund                                          ________________   (15)

(16) Rental Receipts                                     ________________   (16)

(17) Hazard Loss Proceeds                                ________________   (17)

(18) Primary Mortgage Insurance Proceeds                 ________________   (18)

(19) Pool Insurance Proceeds                             ________________   (19)

(20) Proceeds from Sale of Acquired Property             ________________   (20)

(21) Other (itemize)                                     _________________  (21)

     ______________________________________              _________________

     ______________________________________              _________________

     Total Credits                                       $________________  (22)

Total Realized Loss (or Amount of Gain)                  $________________  (23)

                                   SCHEDULE 5

                    STANDARD FILE LAYOUT- SCHEDULED/SCHEDULED

Exhibit 1: Standard File Layout - Scheduled/Scheduled

-------------------------------------------------------------------------------------------------------------------------------
Column Name                                   Description                       Decimal   Format Comment
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                      Loan Number assigned by investor                             Text up to 10 digits
-------------------------------------------------------------------------------------------------------------------------------
SERVICER LOAN_NBR             Servicer Loan Number                                         Text up to 10 digits
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                 Mortgagor name assigned to Note                              Max length of 30
-------------------------------------------------------------------------------------------------------------------------------
SCHED_PMT_AMT                 P&I constant                                          2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                 Gross Interest Rate                                   4      Max length of 6
-------------------------------------------------------------------------------------------------------------------------------
NET_RATE                      Gross Interest Rate less the Service Fee Rate         4      Max length of 6
-------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                 Service Fee Rate                                      4      Max length of 6
-------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                   ARM loan's forecasted P&I constant                    2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                 ARM loan's forecasted Gross Interest Rate             4      Max length of 6
-------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                ARM loan's index Rate used                            4      Max length of 6
-------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_BAL                  Beginning Actual Balance                              2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
ACTL_END_BAL                  Ending Actual Balance                                 2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
NEXT_DUE_DATE                 Borrower's next due date                                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURT_AMT_1                    Curtailment Amount                                    2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
CURT_DATE_1                   Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1               Curtailment Interest if applicable                    2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
CURT_AMT_2                    Curtailment Amount 2                                  2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
CURT_DATE_2                   Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT2                Curtailment Interest if applicable                    2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
CURT_AMT_3                    Curtailment Amount 3                                  2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
CURT_DATE_3                   Due date Curtailment was applied to                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT3                 Curtailment Interest, if applicable                   2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_BAL                 Beginning Scheduled Balance                           2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
SCHED_END_BAL                 Ending Scheduled Balance                              2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                Scheduled Principal portion of P&I                    2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                 Scheduled Net Interest (less Service Fee)
                              portion of P&I                                        2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
LIQ_AMT                       Liquidation Principal Amt to bring balance to
                              zero                                                  2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                      Liquidation Date                                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                   Either 60 for liquidation or 65 for Repurchase               Max length of 2
-------------------------------------------------------------------------------------------------------------------------------
PRIN_ADJ_AMT                  Principal Adjustments made to loan, if applicable     2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                   Interest Adjustment made to loan, if applicable       2      No commas(,) or dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT        Prepayment penalty amount, if applicable              2      No commas(,) or dollar signs ($)
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SOILDER_SAILOR ADJ AMT        Soldier and Sailor Adjustment amount, if
                              applicable                                            2      No commas(,) or dollar signs ($)
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NON ADV LOAN AMT              Non Recoverable Loan Amount, if applicable            2      No commas(,) or dollar signs ($)
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